FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333‐189017-02

November 13, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$867,030,987
(Approximate Mortgage Pool Balance)

$764,071,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2013-GC17
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GC17

Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
The Bancorp Bank
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated November 13, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$46,093,000		30.000	%(5)	[ ]%	(6)	2.62	01/14 – 09/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$192,952,000		30.000	%(5)	[ ]%	(6)	4.88	09/18 – 11/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$120,000,000		30.000	%(5)	[ ]%	(6)	9.76	09/23 – 10/23
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$192,342,000		30.000	%(5)	[ ]%	(6)	9.84	10/23 – 11/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$55,534,000		30.000	%(5)	[ ]%	(6)	7.43	11/18 – 09/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$676,284,000	(10)	N/A		[ ]%	Variable IO(11)	N/A	N/A
Class X-B	Aa3 / AA-(sf) / AAA(sf)	$54,189,000	(10)	N/A		[ ]%	Variable IO(11)	N/A	N/A
Class A-S(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$69,363,000	(8)	22.000%		[ ]%	(6)	9.92	11/23 – 11/23
Class B(7)	Aa3(sf) / AA-(sf) / AA-(sf)	$54,189,000	(8)	15.750%		[ ]%	(6)	9.92	11/23 – 11/23
Class PEZ(7)	A1(sf) / A-(sf) / A-(sf)	$157,150,000	(8)	11.875	%(9)	[ ]%	(6)	9.92	11/23 – 11/23
Class C(7)	A3(sf) / A-(sf) / A-(sf)	$33,598,000	(8)	11.875	%(9)	[ ]%	(6)	9.92	11/23 – 11/23

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BB(sf) / NR	$17,341,000	(10)	N/A		[ ]%	Variable IO(11)	N/A	N/A
Class X-D	NR / NR / NR	$43,351,987	(10)	N/A		[ ]%	Variable IO(11)	N/A	N/A
Class D	NR / BBB-(sf) / BBB-(sf)	$42,267,000		7.000%		[ ]%	(6)	9.92	11/23 – 11/23
Class E	NR / BB(sf) / BB(sf)	$17,341,000		5.000%		[ ]%	(6)	9.92	11/23 – 11/23
Class F	NR / B(sf) / BB-(sf)	$8,670,000		4.000%		[ ]%	(6)	9.92	11/23 – 11/23
Class G	NR / NR / NR	$34,681,987		0.000%		[ ]%	(6)	9.92	11/23 – 11/23
Class S(12)	NR / NR / NR	N/A		N/A		N/A	N/A	N/A	N/A
Class R(13)	NR / NR / NR	N/A		N/A		N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY (continued)

(8)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $69,363,000, $54,189,000 and $33,598,000, respectively.  The Exchangeable Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interests of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of Exchangeable Certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in the required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date, if any. The total certificate principal amount of offered certificates shown on the cover of this term sheet includes the maximum certificate principal amount of Exchangeable Certificates that could be outstanding on the closing date equal to $157,150,000 (subject to a variance of plus or minus 5%).

(9)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $33,598,000.

(10)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate of the certificate principal amounts of the Class F and Class G certificates.

(11)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(12)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loans with an anticipated repayment date. See “Description of the Mortgage Pool – Certain Terms of the Mortgage Loans – ARD Loans” in the Free Writing Prospectus.

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$867,030,987
Number of Mortgage Loans	65
Number of Mortgaged Properties	70
Average Cut-off Date Mortgage Loan Balance	$13,338,938
Weighted Average Mortgage Interest Rate	5.1308%
Weighted Average Remaining Term to Maturity/ARD (months)(2)	104
Weighted Average Remaining Amortization Term (months)(3)	349
Weighted Average Cut-off Date LTV Ratio(4)	65.2%
Weighted Average Maturity Date/ARD LTV Ratio(2)(5)	55.7%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.59x
Weighted Average Debt Yield on Underwritten NOI(7)	10.8%
% of Mortgage Loans with Additional Debt	10.6%
% of Mortgaged Properties with Single Tenants	4.2%

(1)
The Miracle Mile Shops mortgage loan has five related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. This loan will be serviced pursuant to the pooling and servicing agreement for the COMM 2013-CCRE12 transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are considered as if they mature on the anticipated repayment date.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to The Outlet Shoppes at Atlanta mortgage loan, the Cut-off Date LTV Ratio was calculated based on an appraised value which takes into account the appraiser’s estimated value of a PILOT program of $2,775,000.  With respect to the Devonshire Apartments mortgage loan, the Cut-off Date LTV Ratio was calculated based on the cut-off date principal balance of the mortgage loan net of the related capital improvement reserve of $885,000.  The Cut-off Date LTV Ratio of the Devonshire Apartments mortgage loan without netting the related reserve is 82.6%. The Cut-Off Date LTV Ratio of the mortgage pool without taking into account the PILOT program for The Outlet Shoppes at Atlanta mortgage loan and netting the related reserve for the Devonshire Apartments mortgage loan is 65.4%. See “Description of the Mortgage Pool–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of the Cut-Off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 12 mortgage loans representing approximately 27.6% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and RBS Securities Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$867,030,987
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	U.S. Bank National Association
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of November 18, 2013
Closing Date:	December 9, 2013
Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in December 2013
Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2046
Cleanup Call:	1.0%
Minimum Denominations:
$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates, except Class PEZ certificates will not have a minimum denomination

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TRANSACTION HIGHLIGHTS

■	$867,030,987 (Approximate) New-Issue Multi-Borrower CMBS:
—
Overview: The mortgage pool consists of 65 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $867,030,987 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,338,938 and are secured by 70 mortgaged properties located throughout 24 states

—	LTV: 65.2% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.59x weighted average Underwritten Debt Service Coverage Ratio
—	Debt Yield: 10.8% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:
—	Amortization: 85.0% of the mortgage loans by Initial Pool Balance have scheduled amortization:
–	45.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity or anticipated repayment date
–	39.9% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
■	Hard Lockboxes: 51.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
■
Cash Traps: 82.7% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

■	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
–	Real Estate Taxes: 59 mortgage loans representing 93.1% of the Initial Pool Balance
–	Insurance: 45 mortgage loans representing 54.7% of the Initial Pool Balance
–	Replacement Reserves (Including FF&E Reserves): 58 mortgage loans representing 81.0% of Initial Pool Balance
–	Tenant Improvements / Leasing Commissions: 38 mortgage loans representing 79.0% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only
■	Predominantly Defeasance: 73.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—
Retail:  49.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (23.3% are anchored retail properties, 9.2% are outlet mall properties, 8.7% are super regional properties)

—	Office: 19.9% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 11.3% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Mixed Use: 9.5% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Multifamily: 5.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■	Geographic Diversity: The 70 mortgaged properties are located throughout 24 states, with only one state having greater than 10.0% of the allocated Initial Pool Balance: Ohio (12.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	19	19	$360,598,131	41.6%
Starwood Mortgage Funding I LLC	21	26	249,881,113	28.8
Goldman Sachs Mortgage Company	4	4	118,844,726	13.7
Cantor Commercial Real Estate Lending, L.P.	10	10	88,000,174	10.1
The Bancorp Bank	11	11	49,706,845	5.7
Total	65	70	$867,030,987	100.0%

Ten Largest Mortgage Loans

Mortgaged Property Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Ernst & Young Tower	$92,000,000	10.6%	Office	475,708	$193	1.24x	8.9%	68.1%
The Outlet Shoppes at Atlanta	79,902,085	9.2	Retail	371,098	$215	1.69x	11.3%	59.7%
Miracle Mile Shops	75,000,000	8.7	Retail	448,835	$1,292	1.24x	8.4%	62.7%
One Union Square	50,000,000	5.8	Mixed Use	42,256	$1,183	1.74x	9.5%	45.5%
Renaissance Woodbridge	34,834,936	4.0	Hospitality	311	$112,009	1.40x	12.6%	65.7%
Kings Crossing	27,500,000	3.2	Retail	270,805	$102	1.59x	10.7%	73.4%
Rivergate Station	21,562,500	2.5	Retail	240,318	$90	1.55x	10.6%	75.0%
Old Mill District	18,954,873	2.2	Retail	167,462	$113	1.58x	10.8%	65.4%
Park Place Shopping Center	17,850,000	2.1	Retail	150,766	$118	1.59x	10.7%	75.0%
22 East 60th	16,000,000	1.8	Mixed Use	58,453	$274	3.91x	17.6%	24.6%
Top 10 Total / Wtd. Avg.	$433,604,394	50.0%				1.56x	10.3%	62.1%
Remaining Total / Wtd. Avg.	433,426,593	50.0				1.62x	11.3%	68.3%
Total / Wtd. Avg.	$867,030,987	100.0%				1.59x	10.8%	65.2%

Mortgage Loans with Pari Passu Companion Loans

Mortgaged Property Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement(1)	Master Servicer	Special Servicer
Miracle Mile Shops	$75,000,000	8.7%	$505,000,000	$580,000,000	COMM 2013-CCRE12	Wells Fargo	LNR Partners

(1)
The Miracle Mile Shops mortgage loan will be serviced under the COMM 2013-CCRE12 pooling and servicing agreement pursuant to which Wells Fargo Bank, National Association is the master servicer and LNR Partners, LLC is the special servicer.  However, Midland Loan Services, a Division of PNC Bank, National Association, will be the primary servicer of the whole loan pursuant to a primary servicing agreement between Wells Fargo Bank, National Association and Midland Loan Services, a Division of PNC Bank, National Association.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Secured Financing

Mortgaged Property Name	Mortgage Loan Cut- off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Ernst & Young Tower(1)	$92,000,000	NA	$27,053,516	$119,053,516	5.9445%	68.1%	88.2%	1.24x	0.92x

(1)
The borrower is obligated under the following secured subordinate indebtedness (i) a CIF Loan (as defined in “Ernst & Young Tower–Subordinate Indebtedness”) which has an outstanding balance of $20,000,000, has a fixed interest rate of 8.00%, has a coterminous maturity with the Ernst & Young Tower Loan, and is an interest-only loan, and (ii) an ORDF Loan (as defined in “Ernst & Young Tower–Subordinate Indebtedness”) which has an outstanding balance of $7,053,516, has a fixed interest rate of 8.00%, has a coterminous maturity with the Ernst & Young Tower Loan, and is an interest-only loan.  Such indebtedness is secured by a second mortgage lien on the borrower’s leasehold interest in the Ernst & Young Tower Leasehold Property and a third mortgage lien on fee owner’s interest in the Ernst & Young Tower Fee Property.   See “Ernst & Young Tower–Subordinate Indebtedness” below for more information on the above-referenced secured subordinate indebtedness.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance	% of Initial Pool Balance	Previous Securitization
Kings Crossing	SMF I	Shreveport	LA	Retail	$27,500,000	3.2%	MSC 2006-HQ10
Old Mill District(2)	GSMC	Bend	OR	Retail	$18,954,873	2.2%	GSMS 2004-GG2
							MLMT 2006-C2
Keystone Plaza	CGMRC	North Miami Beach	FL	Retail	$12,724,759	1.5%	BSCMS 2004-T14
500 Seaview	GSMC	Staten Island	NY	Office	$8,000,000	0.9%	JPMCC 2003-CB7
Page Plaza	The Bancorp Bank	Fort Myers	FL	Retail	$7,790,749	0.9%	WBCMT 2004-C11
McCreless Shopping Center	CGMRC	San Antonio	TX	Retail	$4,789,491	0.6%	GMACC 2001-C1
Stanford Townhomes	CGMRC	Southfield	MI	Multifamily	$4,439,947	0.5%	CASC 1998-D7
2705 South Industrial(3)	SMF I	Ann Arbor	MI	Industrial	$4,178,052	0.5%	MSC 2005-HQ6

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)
With respect to the Old Mill District mortgaged property, a portion of the mortgaged property (approximately 101,403 SF) was previously securitized in the GSMS 2004-GG2 transaction and the remaining portion of the mortgaged property (approximately 65,779 SF) was previously securitized in the MLMT 2006-C2 transaction.  The mortgage loan that is included in this transaction is a refinance of the loans in those two transactions.

(3)
The 2705 South Industrial mortgaged property is part of the South Industrial Portfolio.  The other mortgaged properties that are part of the South Industrial Portfolio that are not listed were not previously securitized.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Property Types
Mortgaged Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	31	$425,626,178	49.1%	1.53x	66.8%	10.4%
Anchored	18	202,437,387	23.3	1.56x	71.3%	10.6%
Outlet Mall	1	79,902,085	9.2	1.69x	59.7%	11.3%
Super Regional Mall	1	75,000,000	8.7	1.24x	62.7%	8.4%
Unanchored	6	34,195,484	3.9	1.57x	66.0%	11.4%
Single Tenant Retail	3	20,466,935	2.4	1.44x	66.3%	9.8%
Shadow Anchored	2	13,624,287	1.6	1.84x	65.5%	11.0%
Office	10	$172,260,814	19.9%	1.56x	67.9%	10.3%
CBD	2	102,627,000	11.8	1.33x	67.0%	9.5%
General Suburban	5	46,752,316	5.4	2.14x	66.5%	11.9%
General Urban	1	11,987,768	1.4	1.35x	75.4%	11.1%
Medical	2	10,893,731	1.3	1.44x	74.0%	10.3%
Hospitality	7	$98,128,901	11.3%	1.49x	65.7%	13.4%
Full Service	2	49,886,346	5.8	1.47x	64.6%	14.5%
Limited Service	5	48,242,556	5.6	1.51x	66.9%	12.3%
Mixed Use	5	$82,465,002	9.5%	2.11x	46.7%	11.2%
Retail/Office	1	50,000,000	5.8	1.74x	45.5%	9.5%
Office/Retail	1	16,000,000	1.8	3.91x	24.6%	17.6%
Multifamily/Retail	1	7,176,311	0.8	1.29x	71.4%	8.9%
Multifamily/Office	1	6,217,218	0.7	1.73x	74.0%	11.5%
Office/Flex/Retail	1	3,071,473	0.4	1.41x	67.3%	10.4%
Multifamily	8	$51,271,630	5.9%	1.49x	71.6%	10.4%
Self Storage	5	$24,468,140	2.8%	1.71x	62.5%	10.2%
Industrial	4	$12,810,322	1.5%	1.44x	69.9%	10.5%
Total / Wtd. Avg.	70	$867,030,987	100.0%	1.59x	65.2%	10.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Ohio	3	$104,193,731	12.0%	$152,250,000	7.0%	$9,538,482	7.0%
California	3	80,334,925	9.3	150,850,000	6.9	7,907,549	5.8
Georgia	1	79,902,085	9.2	133,775,000	6.1	8,996,398	6.6
Nevada	1	75,000,000	8.7	925,000,000	42.4	48,435,953	35.7
Florida	11	70,727,392	8.2	104,350,000	4.8	7,862,719	5.8
New York	6	63,775,145	7.4	136,200,000	6.2	8,167,169	6.0
New Jersey	2	39,574,905	4.6	60,600,000	2.8	4,917,395	3.6
North Carolina	6	39,102,200	4.5	59,195,000	2.7	4,456,745	3.3
Michigan	9	38,391,842	4.4	53,875,000	2.5	4,341,327	3.2
Illinois	4	33,623,942	3.9	52,880,000	2.4	3,991,283	2.9
Oregon	2	28,154,873	3.2	47,500,000	2.2	3,019,030	2.2
Louisiana	1	27,500,000	3.2	37,480,000	1.7	2,951,947	2.2
South Carolina	4	24,957,826	2.9	34,050,000	1.6	2,407,199	1.8
Texas	3	22,717,259	2.6	33,230,000	1.5	2,615,333	1.9
Pennsylvania	2	22,215,337	2.6	33,100,000	1.5	2,782,939	2.1
Tennessee	1	21,562,500	2.5	28,750,000	1.3	2,283,276	1.7
Virginia	2	18,536,311	2.1	26,550,000	1.2	1,851,089	1.4
Arizona	2	15,467,463	1.8	22,700,000	1.0	1,706,866	1.3
West Virginia	1	15,300,000	1.8	20,400,000	0.9	1,534,053	1.1
Missouri	1	15,051,409	1.7	24,300,000	1.1	2,828,635	2.1
Colorado	2	13,303,093	1.5	18,890,000	0.9	1,361,923	1.0
Maryland	1	8,200,000	0.9	11,500,000	0.5	850,924	0.6
Washington	1	6,542,057	0.8	9,100,000	0.4	615,697	0.5
Oklahoma	1	2,896,692	0.3	3,890,000	0.2	297,532	0.2
Total	70	$867,030,987	100.0%	$2,180,415,000	100.0%	$135,721,463	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to the pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Balance	Balance
1,997,899 - 4,999,999	14	$51,850,756	6.0%	24.6 - 44.9	1	$16,000,000	1.8%
5,000,000 - 9,999,999	29	227,853,969	26.3	45.0 - 49.9	2	59,200,000	6.8
10,000,000 - 14,999,999	10	123,370,458	14.2	50.0 - 54.9	2	14,718,203	1.7
15,000,000 - 19,999,999	5	83,156,282	9.6	55.0 - 59.9	5	101,064,079	11.7
20,000,000 - 29,999,999	2	49,062,500	5.7	60.0 - 64.9	8	128,653,983	14.8
30,000,000 - 49,999,999	1	34,834,936	4.0	65.0 - 69.9	17	273,502,820	31.5
50,000,000 - 69,999,999	1	50,000,000	5.8	70.0 - 74.9	24	191,191,635	22.1
70,000,000 - 89,999,999	2	154,902,085	17.9	75.0 - 75.5	6	82,700,268	9.5
90,000,000 - 92,000,000	1	92,000,000	10.6	Total	65	$867,030,987	100.0%
Total	65	$867,030,987	100.0%	(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool
				Characteristics” above.
Distribution of Underwritten DSCRs(1)
			% of	Distribution of Maturity Date/ARD LTV Ratios(1)
	Number of		Initial				% of
	Mortgage	Cut-off Date	Pool		Number of		Initial
Range of UW DSCR (x)	Loans	Balance	Balance	Range of Maturity	Mortgage		Pool
1.24 - 1.29	4	$182,176,311	21.0%	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
1.30 - 1.39	10	66,425,578	7.7	24.6 - 39.9	2	$31,051,409	3.6%
1.40 - 1.49	14	142,875,415	16.5	40.0 - 44.9	2	18,920,689	2.2
1.50 - 1.59	18	199,473,761	23.0	45.0 - 49.9	6	160,613,285	18.5
1.60 - 1.69	6	121,713,417	14.0	50.0 - 54.9	13	130,126,340	15.0
1.70 - 1.79	3	60,657,165	7.0	55.0 - 59.9	14	257,733,835	29.7
1.80 - 1.89	2	7,391,196	0.9	60.0 - 64.9	19	193,459,385	22.3
1.90 - 3.91	8	86,318,145	10.0	65.0 - 69.9	7	54,888,275	6.3
Total	65	$867,030,987	100.0%	70.0 - 71.3	2	20,237,768	2.3
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool				Total	65	$867,030,987	100.0%
Characteristics” above.				(1) See footnotes (1), (2) and (5) to the table entitled “Mortgage Pool
				Characteristics” above.
Distribution of Amortization Types(1)
			% of	Distribution of Loan Purpose
	Number of		Initial				% of
	Mortgage	Cut-off Date	Pool		Number of		Initial
Amortization Type	Loans	Balance	Balance		Mortgage		Pool
Amortizing (16 Years)	1	$15,051,409	1.7%	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (23 Years)	1	6,987,202	0.8	Refinance	39	$613,112,523	70.7%
Amortizing (25 Years)	5	72,077,492	8.3	Acquisition	22	234,727,305	27.1
Amortizing (27.5 Years)	1	4,993,848	0.6	Recapitalization	3	15,395,247	1.8
Amortizing (30 Years)	30	276,988,016	31.9	Acquisition & Refinance	1	3,795,912	0.4
Amortizing (30 Years)				Total	65	$867,030,987	100.0%
– ARD	1	14,382,375	1.7
Interest Only, Then				Distribution of Mortgage Interest Rates
Amortizing(2)	17	346,109,500	39.9				% of
Interest Only	9	130,441,145	15.0	Range of	Number of		Initial
Total	65	$867,030,987	100.0%	Mortgage Interest	Mortgage		Pool
(1) All of the mortgage loans will have balloon payments at maturity date.				Rates (%)	Loans	Cut-off Date Balance	Balance
(2) Original partial interest only periods range from 11 to 60 months.				4.330 - 4.490	4	$ 51,025,145	5.9%
				4.500 - 4.749	2	17,335,000	2.0
Distribution of Lockboxes				4.750 - 4.999	13	224,536,033	25.9
			% of	5.000 - 5.249	16	184,464,162	21.3
	Number of		Initial	5.250 - 5.499	18	301,451,690	34.8
	Mortgage	Cut-off Date	Pool	5.500 - 5.749	9	66,045,138	7.6
Lockbox Type	Loans	Balance	Balance	5.750 - 5.876	3	22,173,819	2.6
Hard	22	$ 449,216,977	51.8%	Total	65	$867,030,987	100.0%
Springing	25	259,049,358	29.9
Soft Springing	8	96,273,068	11.1
None	5	42,640,060	4.9
Soft	5	19,851,525	2.3
Total	65	$867,030,987	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.0 - 8.9	5	$186,926,311	21.6%	Interest Only	9	$130,441,145	15.0%
9.0 - 9.9	10	116,132,744	13.4	192 - 300	7	94,116,103	10.9
10.0 - 10.9	20	218,010,552	25.1	301 - 360	49	642,473,739	74.1
11.0 - 11.9	14	188,439,282	21.7	Total	65	$867,030,987	100.0%
12.0 - 12.9	9	90,537,347	10.4	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
13.0 - 13.9	3	20,312,493	2.3
14.0 - 18.8	4	46,672,257	5.4	Distribution of Remaining Amortization Terms(1)
Total	65	$867,030,987	100.0%	Range of			% of
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool				Remaining	Number of		Initial
Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	9	$130,441,145	15.0%
			% of	191 - 300	7	94,116,103	10.9
Range of	Number of		Initial	301 - 360	49	642,473,739	74.1
Debt Yields on	Mortgage		Pool	Total	65	$867,030,987	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
8.0 - 8.9	10	$222,518,406	25.7%
9.0 - 9.9	21	210,813,029	24.3	Distribution of Prepayment Provisions
10.0 - 10.9	19	312,810,403	36.1				% of
11.0 - 11.9	8	58,892,341	6.8		Number of		Initial
12.0 - 12.9	3	15,324,550	1.8	Prepayment	Mortgage		Pool
13.0 - 13.9	2	15,620,848	1.8	Provision	Loans	Cut-off Date Balance	Balance
14.0 - 17.6	2	31,051,409	3.6	Defeasance	59	$635,380,245	73.3%
Total	65	$867,030,987	100.0%	Yield Maintenance	6	231,650,743	26.7
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool				Total	65	$867,030,987	100.0%
Characteristics” above.
				Distribution of Escrow Types
Mortgage Loans with Original Partial Interest Only Periods					Number		% of
			% of		of		Initial
Original Partial	Number of		Initial		Mortgage		Pool
Interest Only	Mortgage		Pool	Escrow Type	Loans	Cut-off Date Balance	Balance
Period (months)	Loans	Cut-off Date Balance	Balance	Replacement Reserves(1)	58	$702,431,127	81.0%
11 - 12	9	$213,339,500	24.6%	Real Estate Tax	59	$806,895,603	93.1%
13 - 24	5	$45,970,000	5.3%	Insurance	45	$474,082,436	54.7%
25 - 36	1	$3,800,000	0.4%	TI/LC(2)	38	$547,920,211	79.0%
37 - 48	1	$8,000,000	0.9%	(1) Includes mortgage loans with FF&E reserves.
49 - 60	1	$75,000,000	8.7%	(2) Percentage of total retail, mixed use, industrial and office properties only.

Distribution of Original Terms to Maturity/ARD(1)
Range of Original			% of
Term to	Number of		Initial
Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	10	$201,195,979	23.2%
120	55	665,835,008	76.8
Total	65	$ 867,030,987	100.0%
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics”
above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of			% of
Remaining Terms	Number of		Initial
to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
57 - 60	10	$201,195,979	23.2%
117 - 119	55	665,835,008	76.8
Total	65	$ 867,030,987	100.0%
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, net of yield maintenance charges and prepayment premiums, and net of any excess interest distributable to the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.
Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.
Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

	3.	Class A-1, A-2, A-3, A-4, and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
	4.	Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.
Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.
Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.
Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.
After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, D, E, F and G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any losses realized on the mortgage loans will be allocated to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans and on deposit in the Collection Account as of the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and/or trust component (and thus the applicable classes of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, Class S or Class R certificates.  Instead, after the notional amount of the Class X-A certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and of the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and, other than with respect to the outside serviced mortgage loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class A-S, Class B, Class PEZ, Class C, Class S and Class R certificates) and trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

Appraisal reductions for the whole loan are not calculated by the master servicer pursuant to the pooling and servicing agreement, however, pursuant to the COMM 2013-CCRE12 pooling and servicing agreement, certain events will require the calculation of an “appraisal reduction amount” which will be allocated to the outside serviced mortgage loan and the related companion loans on a pro rata and pari passu basis in accordance with the respective outstanding principal balances of the outside serviced mortgage loan and the related companion loans.

Certificateholders representing the majority of the certificate principal amount of any class of Class E, F and G certificates whose aggregate certificate principal amount is notionally reduced to less than 25% of that class’s initial certificate principal amount as a result of an allocation of an appraisal reduction will have the right to challenge the special servicer’s appraisal reduction determination and, at their sole expense, obtain a second appraisal of any mortgage loan (other than the outside serviced mortgage loan) for which an appraisal reduction event has occurred.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”; instead defaulted loans will be sold in a process similar to the sale process for REO property. With respect to the whole loan, the COMM 2013-CCRE12 special servicer may offer to sell to any person (or may offer to purchase) for cash the whole loan in accordance with the terms of the COMM 2013-CCRE12 pooling and servicing agreement during such time as the whole loan constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the COMM 2013-CCRE12 special servicer is required to sell both the outside serviced mortgage loan and the related companion loans as a whole loan.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the holder of a majority of the controlling class (by certificate principal amount) may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that, on the closing date, an affiliate of Raith Capital Management, LLC, and/or Alliance Bernstein L.P. will be the initial controlling class holder and will appoint Raith Capital Management, LLC to be the initial Controlling Class Representative.

Control Termination Event
Will either (a) occur when none of the classes of Class E, Class F and Class G certificates has an outstanding certificate principal amount (as previously reduced by principal payments and any realized losses and as notionally reduced by any appraisal reductions then allocable to such class) that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or (b) be deemed to occur pursuant to the terms of the pooling and servicing agreement.

Consultation Termination Event
Will either (a) occur when none of the classes of Class E, Class F and Class G certificates has an outstanding certificate principal amount, as previously reduced by principal payments and any realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or (b) be deemed to occur pursuant to the terms of the pooling and servicing agreement.

Control/Consultation Rights
So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the mortgage loans (other than the outside serviced mortgage loan).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than the outside serviced mortgage loan) and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than the outside serviced mortgage loan) subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until the occurrence of a Consultation Termination Event, all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that Raith Capital Management, LLC or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the controlling class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the controlling class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to the whole loan, the controlling class representative will have limited consultation rights, and the COMM 2013-CCRE12 controlling class representative will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the whole loan, as provided for in the related intercreditor agreement and in the COMM 2013-CCRE12 pooling and servicing agreement, and as described under “Description of the Mortgage Pool—The Whole Loan” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Whole Loan
The Miracle Mile Shops mortgage loan (referred to as the “outside serviced mortgage loan”) is part of a split loan structure comprised of the subject mortgage loan and five pari passu companion loans, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property.  Such mortgage loan and the related companion loans are referred to as a “whole loan.”  One of the related companion loans (evidenced by the controlling note A-1) is part of a mortgage pool backing the COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (referred to in this Term Sheet as the “COMM 2013-CCRE12 securitization transaction”).  The COMM 2013-CCRE12 certificates were issued, and the  whole loan is being serviced, pursuant to a pooling and servicing agreement, dated as of November 1, 2013 (referred to in this Term Sheet as the “COMM 2013-CCRE12 pooling and servicing agreement”) between, among others, Wells Fargo Bank, National Association as master servicer, and LNR Partners, LLC as special servicer.  In addition, the whole loan will be primary serviced by Midland Loan Services, a Division of PNC Bank, National Association, pursuant to a primary servicing agreement between Midland Loan Services, a Division of PNC Bank, National Association and Wells Fargo Bank, National Association. See “Description of the Mortgage Pool – The Whole Loan” in the Free Writing Prospectus.

Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of the outside serviced mortgage loan and the related companion loans will be effected in accordance with the COMM 2013-CCRE12 pooling and servicing agreement and the related co-lender agreement.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the outside serviced mortgage loan, but instead the servicing and administration of the outside serviced mortgage loan will be governed by the COMM 2013-CCRE12 pooling and servicing agreement. The related co-lender agreement requires that the COMM 2013-CCRE12 pooling and servicing agreement provide for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
—
for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer (with respect to all of the mortgage loans other than the outside serviced mortgage loan) may be replaced at any time by the controlling class representative, upon satisfaction of certain conditions specified in the pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer with respect to the pool of mortgage loans (other than the outside serviced mortgage loan).  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (with respect to all of the mortgage loans other than the outside serviced mortgage loan) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (other than the outside serviced mortgage loan) (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any mortgage loan will be capped at 1% of the outstanding principal balance of such mortgage loan, subject to a minimum fee of $25,000. All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 18 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan), provided, however, that with respect to the outside serviced mortgage loan, only to the extent such fees are allocable to such mortgage loan in accordance with the related co-lender agreement and received by the master servicer or special servicer.  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Servicing Fees (continued)
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each specially serviced mortgage loan and REO property (other than the outside serviced mortgage loan or any related REO property), subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan (other than the outside serviced mortgage loan), workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
	—	all special notices delivered
	—	summaries of final asset status reports
	—	all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
	—	an “Investor Q&A Forum” and
	—	a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  With respect to The Outlet Shoppes at Atlanta mortgage loan, the appraised value takes into account the appraiser’s estimated value of a PILOT program of $2,775,000. The appraised value without taking into the estimated value of the PILOT program is $131,000,000. See “—The Outlet Shoppes at Atlanta—PILOT Program” in this Term Sheet. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, Fitch and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ERNST & YOUNG TOWER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

Ernst & Young Tower
950 Main Avenue
Cleveland, OH 44113
Cleveland
LAKE ERIE
BURKE LAKEFRONT AIRPORT
The Rock and Roll Hall of Fame and Museum
Cleveland Browns Stadium
DOWNTOWN
Galleria at Erieview
GOODRICH-KIRKLAND
Krenzler Field
Cleveland State University
Cleveland Public Square
Terminal Tower
Greater Cleveland Aquarium
Erie St Cemetery
Progressive Field
St Vincent Charity Hospital
CENTRAL
Edgewater State Park
CLEVELAND MEMORIAL SHOREWAY
SUPERIOR AVE
CHESTER AVE
CARNEGIE AVE
BROADWAY AVE
WOODLAND AVE
Lutheran Hospital
OHIO CITY WEST SIDE
INDURSTRIAL VALLEY
LAKE AVE
Cleveland Public Library
DETROIT SHOREWAY
LORAIN AVE
FULTON RD
Monroe Cemetery
CUDELL
TREMONT
Clark West 30th Shopping Center
St Mary's Cemetery
CLARK AVE
CLARK FULTON
W 25TH ST
Metrohealth Medical Center
Steelyard Commons
WEST BOULEVARD
DENISON AVE
STOCKYARDS
RIDGE RD
Riverside Cemetery
SOUTH BROADWAY
BROOKLYN CENTER
West Park Cemetery
Brookside Reservation
Washington Golf Learning Center
Newburgh Heights
HARVARD AVE
Cleveland Metro Park
Cleveland Zoo
John M Coyne Recreation Center
MEMPHIS AVE
Brooklyn
Memorial Park
Cuyahoga Heights
Brooklyn Historical Society Museum
OLD BROOKLYN
Biddulph Plaza Shopping Center
Lutheran Cemetery
CARTIFACT
Euclid
Lake Erie
Richmond Heights
East Cleveland
Cleveland Heights
Lakewood
DOWNTOWN
Shaker Heights
Beachwood
Fairview Park
Brooklyn
Warrensville Heights
Parma
Bedford
Seven Hills
Berea
Middleburg Heights
Walton Hills
North Royalton
Brecksville
Strongsville
Broadview Heights

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Cleveland, Ohio	Cut-off Date Principal Balance	$92,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$193.40
Size (SF)	475,708	Percentage of Initial Pool Balance	10.6%
Total Occupancy as of 9/1/2013	83.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2013	83.6%	Type of Security(2)	Leasehold
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate	5.3400%
Appraised Value	$135,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	11
Underwritten Revenues	$14,455,685
Underwritten Expenses	$6,239,093	Escrows
Underwritten Net Operating Income (NOI)	$8,216,592	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,645,742	Taxes	$257,917	$257,917
Cut-off Date LTV Ratio	68.1%	Insurance	$23,335	$0
Maturity Date LTV Ratio(1)	59.8%	Replacement Reserves	$0	$7,905
DSCR Based on Underwritten NOI / NCF	1.33x / 1.24x	TI/LC	$0	$39,512
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.3%	Other(3)	$23,807,727	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$92,000,000	96.8%	Loan Payoff	$65,293,976	68.7%
Principal’s New Cash Contribution	1,592,559	1.7	Reserves	24,088,979	25.3
Other Sources	1,445,000	1.5	Other Uses	3,230,312	3.4
			Closing Costs	2,424,291	2.6

Total Sources	$95,037,559	100.0%	Total Uses	$95,037,559	100.0%

(1)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $145,000,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 64.2%.   See “–Appraisal” below.

(2)
The Ernst & Young Tower Loan is additionally secured by an accommodation second mortgage lien given by the Cleveland-Cuyahoga County Port Authority on such entity’s fee interest in the related property.  See “–The Mortgage Loan” below.

(3)
The other upfront reserve of $23,807,727 represents (i) an unfunded leasing costs reserve ($9,779,988) for certain unfunded obligations of the borrower, (ii) a holdback reserve ($7,053,516), (iii) a free rent reserve ($3,207,839) for future rent credits or abatements under the existing leases, (iv) a Gilbane reserve ($3,583,209) for obligations of the borrower to a general contractor (which general contractor is also a tenant at the Ernst & Young Tower Property) and (v) a ground rent reserve ($183,175). Additionally, on each monthly payment date, the borrower is required to fund a ground rent reserve in an amount equal to one-twelfth of the amount that the lender has estimated will be necessary to pay ground rent over the then succeeding twelve month period (currently $183,175).   See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Ernst & Young Tower Loan”) is evidenced by a note in the principal amount of $92,000,000 and is secured by (i) a first mortgage lien encumbering the borrower’s leasehold interest in a 475,708 SF, Class A office building located in Cleveland, Ohio (the “Ernst & Young Tower Leasehold Property”), and (ii) an accommodation second mortgage lien given by the Cleveland-Cuyahoga County Port Authority (the “Port Authority”) on the Port Authority’s fee interest in the Ernst & Young Tower Property (the “Ernst & Young Tower Fee Property”, together with the Ernst & Young Tower Leasehold Property, the “Ernst & Young Tower Property”).  The Ernst & Young Tower Loan was originated by Citigroup Global Markets Realty Corp. on October 11, 2013 and represents approximately 10.6% of the Initial Pool Balance.  The Ernst & Young Tower Loan has an outstanding principal balance as of the Cut-off Date of $92,000,000 and an interest rate of 5.3400% per annum.  The proceeds of the Ernst & Young Tower Loan were primarily used to (i) refinance existing debt on the Ernst & Young Tower Property, (ii) set up reserves in connection with the Ernst & Young Tower Loan, and (iii) pay related closing costs.

The Ernst & Young Tower Loan had an initial term of 60 months, has a remaining term of 59 months as of the Cut-off Date and requires interest-only payments on each due date through (and including) the due date occurring in October 2014 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Ernst & Young Tower Loan is November 6, 2018.  At any time after the second anniversary of the securitization Closing Date, the Ernst & Young Tower Loan may be voluntarily prepaid in whole (but not in part) provided that the borrower will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the principal amount being prepaid, if such prepayment occurs prior to May 6, 2018. On or after the due date occurring in May 2018, the borrower will be permitted to prepay the Ernst & Young Tower Loan in whole (but not in part) without incurring a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

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The Mortgaged Property.  The Ernst & Young Tower Property is a Class A, 475,708 SF, 19-story, multi-tenant office building located in Cleveland, Ohio that serves as the regional headquarters for Ernst & Young.  The Ernst & Young Tower Property is situated on a 2.43-acre site and features unobstructed views of Lake Erie and downtown Cleveland. Notable tenants at the Ernst & Young Tower Property include Ernst & Young, Tucker Ellis and West, OM Group, Inc., Wells Fargo, Northwestern Mutual, and McKinsey & Company, Inc.  The construction of the Ernst & Young Tower Property was finalized in 2013 and the Ernst & Young Tower Property is built over a 550-space parking garage with an Aloft Hotel by Starwood connected via an enclosed walkway.  The Ernst & Young Tower Property, parking garage and Aloft Hotel comprise Phase I of a project known as the Flats East Bank, a master redevelopment of the downtown Cleveland waterfront that also includes a variety of restaurants, entertainment offerings, a 16,000+ square foot health club, and public gathering space that includes a 1,200 foot riverfront boardwalk. Phase II of the Flats East Bank project is expected to feature a 140-unit residential complex along the water, additional restaurant offerings, and unique retail/entertainment selections. Collateral for the Ernst & Young Tower Loan is comprised solely of the office building comprising the Ernst & Young Tower Property and does not include the on-site parking garage or Aloft Hotel.  As of September 1, 2013, the Total Occupancy of the Ernst & Young Tower Property was 83.6%.

The following table presents certain information relating to the major tenants at the Ernst & Young Tower Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Ernst & Young(2)	NR / NR / NR	139,150	29.3%	$5,482,839	40.4%	$39.40	11/30/2023	2, 5-year options
Tucker Ellis and West	NR / NR / NR	108,704	22.9	3,532,880	26.0	32.50	5/31/2025	4, 5-year options
OM Group, Inc.	NR / NR / NR	27,694	5.8	816,973	6.0	29.50	7/1/2026	2, 5-year options
Wells Fargo(3)	AA- / A2 / A+	26,324	5.5	786,891	5.8	29.89	1/31/2026	2, 5-year options
Porter Wright	NR / NR / NR	20,609	4.3	618,270	4.6	30.00	6/30/2023	2, 5-year options
McKinsey & Company, Inc.(4)	NR / NR / NR	18,690	3.9	579,390	4.3	31.00	6/30/2024	2, 5-year options
Northwestern Mutual(5)	AAA / Aaa / AA+	16,788	3.5	531,995	3.9	31.69	10/31/2024	2, 5-year options
CB Richard Ellis	NR / NR / NR	14,419	3.0	468,618	3.4	32.50	4/30/2023	2, 5-year options
Stern Advertising, Inc.	NR / NR / NR	14,024	2.9	458,164	3.4	32.67	12/31/2020	1, 7-year option
Gilbane Building Company	NR / NR / NR	5,229	1.1	151,641	1.1	29.00	7/1/2018	2, 3-year options
Ten Largest Tenants		391,631	82.3%	$13,427,660	98.8%	$34.29
Remaining Owned Tenants		6,114	1.3	159,525	1.2	26.09
Vacant		77,963	16.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		475,708	100.0%	$13,587,185	100.0%	$34.16

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Provided that the Ernst & Young Tower Property is 70% occupied, Ernst & Young has the option to terminate one full floor (26,888 SF) effective June 1, 2019 with 270 days’ notice.
(3)
Wells Fargo has the right to terminate its lease effective 8/1/2020 with one year’s notice and payment of unamortized tenant improvements and leasing commissions and 12 months of base rent and recoveries.

(4)
McKinsey & Company, Inc. has the right to terminate its lease effective 1/1/2021 with one year’s notice and payment of unamortized tenant improvements and leasing commissions and 6 months of base rent.

(5)	Northwestern Mutual has the right to terminate its lease any time after 11/1/2020 with 270 days’ notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

The following table presents the general descriptions of the major tenants at the Ernst & Young Tower Property:

Tenant Name	Tenant Description
Ernst & Young	Ernst & Young is a global integrated professional services organization offering assurance, tax, transaction and other advisory services including IT audits and consulting.

Tucker Ellis and West	Tucker Ellis and West is a full-service law firm of more than 165 attorneys with offices in Cleveland, Columbus, Denver, Los Angeles, and San Francisco.

OM Group, Inc.
OM Group, Inc. is a technology-based industrial growth company serving global markets including automotive systems, electronic devices, aerospace, industrial and renewable energy. OM Group, Inc. employs approximately 6,000 people worldwide and trades on the New York Stock Exchange under the symbol OMG.

Wells Fargo
Wells Fargo is an American multi-national banking and financial services holding company with operations around the world. Wells Fargo is the fourth largest bank in the U.S. by assets and the largest bank by market capitalization.

Porter Wright	Porter Wright is a full-service law firm with offices in Cleveland, Cincinnati, Columbus, Naples, Dayton, and Washington, D.C.

The following table presents the lease rollover schedule at the Ernst & Young Tower Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	5,229	1.1	1.1%	151,641	1.1	29.00	1
2019	0	0.0	1.1%	0	0.0	0.00	0
2020	14,024	2.9	4.0%	458,164	3.4	32.67	1
2021	0	0.0	4.0%	0	0.0	0.00	0
2022	0	0.0	4.0%	0	0.0	0.00	0
2023	180,292	37.9	41.9%	6,729,251	49.5	37.32	7
2024 & Thereafter	198,200	41.7	83.6%	6,248,129	46.0	31.52	5
Vacant	77,963	16.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	475,708	100.0%		$13,587,185	100.0%	$34.16	14

(1)
Calculated based on approximate square footage occupied by each Owned Tenant.  Information regarding historical leased percentage and historical average base rent per square foot at the Ernst & Young Tower Property is not available because the Ernst & Young Tower Property opened in June 2013.

(2)	Underwritten Base Rent includes the present value of contractual rent steps (discounted at a 9.25% discount rate) for Wells Fargo and Northwestern Mutual.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Ernst & Young Tower Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$13,525,128	$28.43
Contractual Rent Steps(3)	62,057	0.13
Gross Up Vacancy	2,363,422	4.97
Total Rent	$15,950,607	$33.53
Total Reimbursables	643,500	1.35
Other Income	225,000	0.47
Vacancy & Credit Loss	(2,363,422)	(4.97)
Effective Gross Income	$14,455,685	$30.39

Total Operating Expenses	$6,239,093	$13.12

Net Operating Income	$8,216,592	$17.27
TI/LC	475,708	1.00
Replacement Reserves	95,142	0.20
Net Cash Flow	$7,645,742	$16.07

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical net operating or other financial information is not available because construction of the Ernst & Young Tower Property was completed in 2013.
(3)	Underwritten Base Rent includes the present value of contractual rent steps (discounted at a 9.25% discount rate) for Wells Fargo and Northwestern Mutual.

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Appraisal.  According to the appraisal, the Ernst & Young Tower Property had an “as-is” appraised value of $135,000,000 as of an effective date of July 1, 2013 and has an “as stabilized” appraised value of $145,000,000 as of an effective date of July 1, 2014.

■	Environmental Matters. Based on a Phase I environmental report dated March 25, 2013, the environmental consultant recommended no further action.

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Market Overview and Competition.  The Ernst & Young Tower Property is located in an area known as the Flats East Bank on the northwest periphery of the Cleveland central business district (“CBD”) core.  The Flats East Bank is accessible from Hopkins International Airport via Cleveland’s Rapid Transit rail line and is in close proximity to downtown attractions such as the Rock & Roll Hall of Fame, a casino, the East 4th Street entertainment district, Playhouse Square, the Medical Mart, and Cleveland’s professional sporting venues.

The Ernst & Young Tower Property is located in the Downtown Cleveland submarket.  According to a market report, as of the third quarter of 2013, the Downtown Cleveland office market consisted of 38.6 million SF with a direct vacancy rate of 17.0% and an average gross asking rent of $18.05/SF.  Class A office properties within the Downtown Cleveland submarket comprise 10.8 million SF and reported an average gross rent of $21.14 per SF. Overall third quarter 2013 year-to-date absorption in the Downtown Cleveland submarket was 214,460 SF, 204,840 SF of which was Class A space.

The Ernst & Young Tower Property is the first newly constructed office building delivered to the Cleveland CBD since 1992. Due to the Ernst & Young Tower Property’s new construction, design, and amenities, the appraiser also used the subject’s newly signed leases as comparables as they were considered to be representative of market parameters. All 14 leases at the Ernst & Young Tower Property have rent commencement dates between November 1, 2012 and January 1, 2014.  Weighted average in-place gross rents at the Ernst & Young Tower Property are $34.00 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Ernst & Young Tower Property:

Office Lease Comparables(1)(2)

	Ernst & Young Tower	200 Public Square	North Point Tower	Key Tower	5/3 Center
Year Built	2013	1985	1990	1991	1992
Total GLA	475,708	1,228,941	591,938	1,300,000	508,397
Total Occupancy	84%	84%	88%	93%	81%
Quoted Rent Rate per SF	$10.55-$39.40	$24.50-$25.50	$22.00-$24.00	$25.00-$27.00	$19.00-$23.00
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal
(2)
The construction of the Ernst & Young Tower Property was completed in 2013 and achieves higher rents than its competitive set.  All 14 leases at the Ernst & Young Tower Property have rent commencement dates between 11/1/2012 and 1/1/2014.  Weighted average in-place gross rents at the Ernst & Young Tower Property are $34.00 per SF.

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The Borrower.  The borrower is Flats East Office LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ernst & Young Tower Loan. The Wolstein Group, LLC, Scott A. Wolstein, Iris S. Wolstein and the Iris S. Wolstein Trust are the non-recourse carveout guarantors of the Ernst & Young Tower Loan, provided that Iris S. Wolstein, as individual, serves as a guarantor only in the event that the Iris S. Wolstein Trust fails to satisfy certain financial covenants as set forth in the related loan documents.

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Escrows.  In connection with the origination of the Ernst & Young Tower Loan, the borrower funded aggregate reserves of $24,088,979 with respect to the Ernst & Young Tower Property, comprised of: (i) $257,917 for real estate taxes and payments due under the TIF Mortgage (as defined below), (ii) $23,335 for insurance premiums, (iii) $9,779,988 for unfunded leasing cost obligations of the borrower to be disbursed to the borrower no more than monthly to reimburse for expenses incurred in connection with unfunded tenant improvements and leasing commissions, (iv) $7,053,516 as a holdback to pay down the outstanding principal balance of the ORDF Loan (as defined below) (in full, to the extent sufficient funds exist) secured by the Ernst & Young Tower Property upon a Satisfactory Holdback Release Event (as defined below), (v) $3,583,209 for obligations due to Gilbane, the general contractor (who is also a tenant at the Ernst & Young Tower Property), and other construction related payees, to be disbursed directly to the applicable payees no more than monthly to reimburse for expenses incurred in connection with the construction of the Ernst & Young Tower Property, (vi) $3,207,839 for free rent periods and rent abatements under existing leases at the Ernst & Young Tower Property, to be released and deposited into the cash management account pursuant to a schedule in the related loan documents which correlates to the free rent periods and rent abatement schedules under the applicable leases, and which release dates occur between November 24, 2013 and January 1, 2015, and (vii) $183,175 for one month of ground rent payable under the Lease (as defined below).

On each monthly payment date, the borrower is required to fund the following reserves with respect to the Ernst & Young Tower Property: (i) a tax/TIF payment reserve in an amount equal to one-twelfth of amount that the lender estimates will be necessary to pay taxes and payments due under the TIF Mortgage (as defined below) over the then succeeding twelve month period, (ii) unless an approved blanket policy is in place, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, (iii) a replacement reserve in an amount equal to $7,905, (iv) a TI/LC reserve in an amount equal to $39,512, and (v) a ground rent reserve in an amount equal to an estimate by the lender to be due and payable by borrower under the Lease (as defined below) for the base rent and additional rent (i.e. the portion of rent that represents debt service under the Subordinate Mortgage (as defined below)) for the applicable month.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

In addition, on each monthly payment date, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer (the “Ernst & Young Tower Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the Ernst & Young Tower Property (to be held as additional collateral for the loan) after (i) payment of debt service due on such monthly payment date, (ii) all required reserve deposits described above due on such monthly payment date, (iii) the deposit to the operating expense account described above due on such monthly payment date and (iv) any other sums due and owing under the related loan documents. Provided no event of default is continuing, borrower has the right, but not more than three times during the term of the Ernst & Young Tower Loan and not more than one time during any 12-month period, to either (i) substitute a letter of credit in exchange for cash on deposit in the Ernst & Young Tower Excess Cash Flow Reserve or (ii) substitute cash in exchange for any letter of credit previously deposited with lender.

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Lockbox and Cash Management.  The Ernst & Young Tower Loan requires a hard lockbox and the borrower is required to direct tenants to pay rent directly to the lender controlled lockbox account.  All available funds in the lender controlled lockbox account will be transferred on each business day to a cash management account, and applied in the following order: (1) to fund the monthly tax and TIF Mortgage payment deposit into the tax/TIF payment reserve, (2) to fund the monthly ground base rent deposit into the ground rent reserve, (3) to fund the monthly insurance deposit into the insurance reserve, (4) to fund any interest accruing at the default rate and late payment charges into the debt service account, (5) to fund the debt service due on the then applicable monthly payment date in the debt service account, (6) to fund the replacement reserve amount in the replacement reserve account, (7) to fund the TI/LC commissions into a leasing reserve account, (8) to fund any other amounts due to lender and/or servicer pursuant to the terms of the related loan documents, (9) to fund monthly operating expenses into the operating expense reserve account, and (10) to fund the monthly ground additional rent into the ground rent reserve.  Any amounts remaining in the cash management account after such deposits are to be deposited into the Ernst & Young Tower Excess Cash Flow Reserve and held as additional collateral for the Ernst & Young Tower Loan.  Provided no event of default is continuing, the borrower has the right, but not more than three times during the term of the Ernst & Young Tower Loan, and in any event, not more than one time during any 12 month period, to either (i) substitute a letter of credit in exchange for cash on deposit in the excess cash flow account or (ii) substitute cash in exchange for any previously deposited letter of credit.

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Property Management.  The Ernst & Young Tower Property is currently managed by CBRE, Inc., an independent third party property management firm.  Under the related loan documents, the Ernst & Young Tower Property may not be managed by any party other than CBRE, Inc. However, if no event of default under the related loan documents exists, the borrower may replace CBRE, Inc. with a management company approved by the lender, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation. The lender has the right to terminate the management agreement and replace the manager or require that the borrower terminate the management agreement and replace the manager, among other instances, during an event of default by the borrower under the Ernst & Young Tower Loan after giving effect to any applicable notice and cure periods.

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Subordinate Indebtedness.  The borrower is obligated under certain secured subordinate indebtedness in the amount of the Subordinate Loans as described below.  A second mortgage lien on the Ernst & Young Tower Leasehold Property and a third mortgage lien on the Ernst & Young Tower Fee Property (together, the “Subordinate Mortgage”) each secure payments due under the Subordinate Loans.  A trust indenture (the “Indenture”) was originally executed in connection with the issuance of $91,900,000 Cleveland Cuyahoga County Port Authority First Mortgage Revenue Bonds, Series 2010A (Flats East Office LLC Project) (the “Revenue Bonds”), which, as of the closing date of the Ernst & Young Tower Loan and following the redemption of the senior Revenue Bond, had an aggregate outstanding principal balance of $27,053,516.  At the closing of the Ernst & Young Tower Loan, the senior Revenue Bond issued by the Port Authority under the Indenture was redeemed, and the Subordinate Mortgage and Indenture were amended and restated.  The Subordinate Mortgage now secures (i) 40 amended Port Authority Bonds each in the amount of $500,000 (collectively, the “CIF Bonds”) and an amended and restated note in the amount of $20,000,000 (the “CIF Loan”) made by the borrower, all held by and payable to Cleveland International Fund-Flats Ltd. (“CIF”) and (ii) an amended Port Authority Bond and an amended and restated note (the “ORDF Loan”) made by the borrower, each held by and payable to the Ohio Realty Development Fund LLC (“ORDF”). The CIF Loan and

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

the ORDF Loan are collectively referred to herein as the “Subordinate Loans”. The CIF Loan has an outstanding balance of $20,000,000, has a fixed interest rate of 8.00%, has a coterminous maturity with the Ernst & Young Tower Loan, and is an interest-only loan.  In accordance with the CIF Loan documents, and subject to compliance with the Standstill Agreement (as defined below), an affiliate of the borrower is required to purchase (i) on February 1, 2017, 30 CIF Bonds at a price equal to par plus accrued interest and fees outstanding, and (ii) on August 1, 2017, 10 CIF Bonds at a price equal to par plus accrued interest and fees outstanding, in each case pursuant to a purchase and sale agreement between CIF and such borrower affiliate.  The purchase will be subject to the Standstill Agreement, and in addition, the borrower affiliate purchaser has no rights under the Standstill Agreement to take any action with respect to the CIF Loan.  The ORDF Loan has an outstanding balance of $7,053,516, has a fixed interest rate of 8.00%, has a coterminous maturity with the Ernst & Young Tower Loan, and is an interest-only loan.  ORDF may receive prepayments of principal made by the borrower from the holdback reserve described below in the section captioned Economic Holdback.  The Subordinate Mortgage, the CIF Loan, and the ORDF Loan, are all subordinate to the Ernst & Young Tower Loan pursuant to a recorded subordination and standstill agreement (the “Standstill Agreement”).

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Economic Holdback.  $7,053,516 was deposited into a holdback reserve at closing to pay down the ORDF Loan.  Provided no event of default exists, the borrower has the right (but no more than three times prior to the third anniversary of the closing date), upon each occurrence of a Satisfactory Holdback Release Event (as defined below) prior to October 11, 2016, to request that an amount equal to the corresponding amount that when disbursed from the holdback reserve results in a debt yield of 9.0%, based on the Net Loan Amount (as defined below), be disbursed from the holdback reserve and applied (i) first towards the payment of the outstanding principal balance of the ORDF Loan and (ii) then to the cash management account.

“Satisfactory Holdback Release Event” means each time the lender determines that each of the following are true: (a) since the last date of determination, one or more new qualified leases entered into in accordance with the terms of the related loan documents are in full force and effect and any and all landlord leasing obligations related thereto have been paid or escrowed with the lender, (b) the debt yield calculated based on the Net Loan Amount (as defined below) is greater than 9.0%, and (iii) the debt yield calculated in clause (b) above is not achieved, in any material respect, as a result of a temporary reduction in operating expenses.

“Net Loan Amount” means as of any date of the lender’s calculation in connection with a requested disbursement for the holdback reserve, an amount equal to the difference between (x) the outstanding principal balance of the Ernst & Young Tower Loan and (y) the then current balance of the holdback reserve.

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TIF Mortgage.  A first mortgage lien on the Ernst & Young Tower fee estate (the “TIF Mortgage”) secures the obligation of the borrower, (which, as the current lessee of the Ernst & Young Tower Property, is an interest holder in the Ernst & Young Tower, which is the “office parcel” described in the TIF Mortgage and a declarant under the TIF Mortgage) to make the minimum payments allocated to such office parcel under the TIF Mortgage equal to $257,959.91 per month (the “Minimum Payments”) for the benefit of the (i) Huntington National Bank (a) as disbursing agent (the “Disbursing Agent”), (b) as trustee for the $15.0 million State Economic Development Bonds, and (c) as trustee for the $8.8 million Cleveland-Cuyahoga County Port Authority Development Revenue Bonds, and (ii) Bank of America as trustee for the $4.7 million Summit County Port Authority, Ohio Bond Fund Program (such bonds under clauses (i)(b), (i)(c) and (ii), collectively, the “TIF Bonds”, and the Disbursing Agent, and the trustees for such bonds, collectively, the “TIF Mortgagee”).  Pursuant to a cooperative agreement among the initial owners of the TIF Parcels and the initial declarants under the TIF Mortgage, (the “Declarants”), the City of Cleveland, and the port authorities described above, and a compensation agreement entered into by and between the City of Cleveland, the Cleveland Municipal School District (the “School District”) and the Declarants, the TIF Mortgagee is generally required to apply the Minimum Payments first, as compensation to the School District (which is applied to payments in lieu of taxes due under the TIF Mortgage), and the balance to the payments due under the TIF Bonds.  If the actual tax bills for the Ernst & Young Tower Property are greater than the Minimum Payments, the borrower must pay, in addition to the Minimum Payments, such excess tax bills to the Disbursing Agent.  The TIF Mortgage secures the Minimum Payments, and not the TIF Bonds which are secured by collateral unrelated to the Ernst & Young Tower Property (provided, that a portion of the Minimum Payment may be applied as described above to make payments on the TIF Bonds).   In the event of a default under the TIF Mortgage, the payments due under the TIF Mortgage cannot be accelerated. The TIF Mortgagee only has the right to foreclose on the Ernst & Young Tower Fee Property for the amount of the delinquent Minimum

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ERNST & YOUNG TOWER

Payments up to the time of the default.  The Ernst & Young Tower Loan provides for monthly ongoing escrow reserves for taxes and Minimum Payments under the TIF Mortgage as described under “Escrows” above.

■
Ground Lease.  The Ernst & Young Tower Leasehold Property consists of the borrower’s leasehold interest in the Ernst & Young Tower, evidenced by that certain Lease between Port Authority, as fee owner and lessor, and the borrower, as lessee (as amended, the “Lease”).  As of the origination date of the Ernst & Young Tower Loan, the annual rent payable under the Lease was approximately $2,198,098.20, consisting of $2,164,281.24 for base rent and approximately $33,816.90 for additional rent. The portion of the Lease payments representing base rent correlates to the borrower’s payment obligations under the Subordinate Loans, and the additional rent represents an annual fee due and owing to the ground lessor equal to 0.125% of the outstanding principal balance of the Subordinate Loans.  Accordingly, the base rent due under the Lease adjusts on a monthly or other periodic basis to equal the interest-only payments due under the Subordinate Loans, and the additional rent adjusts to reflect the outstanding principal balance from time to time of the Subordinate Loans.  The expiration date of the Lease is December 31, 2036, and the borrower holds no options to extend the term of the Lease. The borrower maintains the right to purchase of the Ernst & Young Fee Property for a nominal amount upon full satisfaction of all obligations and payments required under the Lease with the underlying fee owner, including the full payment of the related CIF Loan and ORDF Loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Ernst & Young Tower Property, plus eighteen (18) months of business interruption coverage.” See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THE OUTLET SHOPPES AT ATLANTA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

CARTIFACT
The Outlet Shoppes at Atlanta
915 Ridgewalk Parkway
Woodstock, GA 30188
Woodstock
Holly Springs
Kennesaw
Marietta
Atlanta
Allatoona Lake
Bridgemill Athletic Club
Eagle Watch Golf Club
Towne Lake Hills Golf Club
Hobgood Park
Towne Lake Shopping Center
Rolling Hills Memory Gardens
Cherokee Commons
Dixie Speedway
Bells Ferry Landing
Woodstock Square
Woodstock Place
Woodstock Commons
Woodstock Village
Centre at Woodstock
Noonday Creek Park
Orchard Square
Shiloh Square
Pinetree Country Club
Kennesaw State University
Ksu Soccer Stadium
New Chastain Corners
Blackwell Square
Market Square
Town Center At Cobb
Town Center Market
Cobb Place Shopping Center
COBB COUNTY AIRPORT MCCOLLUM FIELD
Winkenhofer Pine Ridge Cemetery
Swift Cantrell Park
Adams Park
Smith Gilbert Gardens
Marietta Country Club
Kennesaw Mountain National Battlefield Park
Sweat Mountain Park
Shallow Ford Shopping Center
Harrison Park
Dupree Park
J Bells Park
Golf Club At Bradshaw Farm
BELLS FERRY RD
KELLOGG CREEK RD
TOWNE LAKE PKY
ALABAMA RD
JAMERSON RD NE
SHALLOWFORD RD NE
BLACKWELL RD NE
NEW CHASTAIN RD NE
PIEDMONT RD NE
SANDY PLAINS RD NE
CANTON RD NE
HICKORY RD
UNIVETER RD
ARNOLD MILL RD
TRICKUM RD
MAIN ST
WOODSTOCK RD NW
WOODSTOCK RD
WADE GREEN RD NW
WOOTEN LAKE RD NW
SHILOH RD NW
BAKER RD NW
CHEROKEE ST NW
MCCOLLUM PKY NW
N COBB PKY NW
OLD 41 HWY NW
BARRETT PKY NW
STILESBORO RD NW
ALLGOOD RD NE
575
75
401
92
3
41
White
Waleska
Canton
Holly Springs
Cumming
Woodstock
Emerson
Alpharetta
Acworth
Mountain Park
Kennesaw
Roswell
Johns Creek
Sugar Hill
Suwanee
Buford
Duluth
Norcross
Sandy Springs
Dunwoody
Lawrenceville
Marietta
Dallas
Smyrna
Powder Springs
Tucker
Grayson
Mableton
Lithia Springs
Snellville
Stone Mountain
Douglasville
Decatur
Redan
Conyers
HARTSFIELD-JACKSON INT'L AIRPORT
Union City
Riverdale
Fairburn
Jonesboro
Stockbridge

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Woodstock, Georgia	Cut-off Date Principal Balance	$79,902,085
Property Type	Retail	Cut-off Date Principal Balance per SF	$215.31
Size (SF)	371,098	Percentage of Initial Pool Balance	9.2%
Total Occupancy as of 9/1/2013(1)	97.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2013(1)	97.2%	Type of Security(3)	Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate	4.9000%
Appraised Value(2)	$133,775,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$12,599,604
Underwritten Expenses	$3,603,206	Escrows(4)
Underwritten Net Operating Income (NOI)	$8,996,398	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,591,084	Taxes	$0	$15,033
Cut-off Date LTV Ratio(2)	59.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	48.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.77x / 1.69x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.8%	Other(5)	$9,996,144	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$80,000,000	100.0%	Loan Payoff	$53,236,312	66.5%
Principal Equity Distribution	16,000,376	20.0
Reserves	9,996,144	12.5
Closing Costs	767,168	1.0

Total Sources	$80,000,000	100.0%	Total Uses	$80,000,000	100.0%

(1)
Total Occupancy and Owned Occupancy include the following five tenants that have executed leases but are not yet open or paying rent: C Wonder, Charlie’s Steakery, Isaac Mizrahi, Villa Pizza and Vineyard Vines.  Charlie’s Steakery, Villa Pizza and Vineyard Vines are expected to take occupancy and begin paying rent in November 2013. C Wonder is expected to take occupancy and begin paying rent in January 2014. Isaac Mizrahi is expected to take occupancy and begin paying rent in April 2014. Total Occupancy and Owned Occupancy excluding these tenants is 94.6%.

(2)
The Appraised Value of $133,775,000 takes into account the appraiser’s estimated value of the PILOT Program described below under “—PILOT Program” of $2,775,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio without taking into account the value of the PILOT Program are 61.0% and 49.5%, respectively.

(3)	See “—PILOT Program” below.
(4)	See “—Escrows” below.
(5)	At origination, the borrower reserved $7,770,381 for outstanding leasing cost obligations and $2,225,764 for unfunded construction costs.

■
The Mortgage Loan.  The mortgage loan (“The Outlet Shoppes at Atlanta Loan”) is evidenced by a note in the original principal amount of $80,000,000 and is secured by a first mortgage encumbering a retail outlet shopping center located in Woodstock, Georgia known as The Outlet Shoppes at Atlanta (“The Outlet Shoppes at Atlanta Property”).  The Outlet Shoppes at Atlanta Loan was originated by Goldman Sachs Mortgage Company on October 11, 2013 and represents approximately 9.2% of the Initial Pool Balance.  The note evidencing The Outlet Shoppes at Atlanta Loan has an outstanding principal balance as of the Cut-off Date of $79,902,085 and has an interest rate of 4.9000% per annum.  The borrower utilized a portion of the proceeds of The Outlet Shoppes at Atlanta Loan to refinance existing debt on The Outlet Shoppes at Atlanta Property and to return equity to the borrower sponsor.

The Outlet Shoppes at Atlanta Loan had an initial term of 120 months and has a remaining term of 119 months.  The Outlet Shoppes at Atlanta Loan requires payments of principal and interest in an amount sufficient to fully amortize The Outlet Shoppes at Atlanta Loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in November 2023.  The Outlet Shoppes at Atlanta Loan may be voluntarily prepaid on any due date on or after the due date in November 2014 with a payment equal to the greater of (i) the yield maintenance premium and (ii) 1% of the outstanding principal balance on The Outlet Shoppes at Atlanta Loan. Voluntary prepayment of The Outlet Shoppes at Atlanta Loan is permitted on and after the due date in August 2023 without a payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Outlet Shoppes at Atlanta Property is a 371,098 SF retail outlet shopping center located in Woodstock, Georgia. The grand opening occurred on July 18, 2013.  The tenancy includes national retailers such as Nike, Saks Fifth Avenue Off Fifth and Coach. As of September 1, 2013 the Total Occupancy and Owned Occupancy were both 97.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Outlet Shoppes at Atlanta Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Love Culture	NR / NR / NR	10,007	2.7%	$332,032	3.6%	$33.18	7/31/2023	NA
Coach	NR / NR / NR	7,055	1.9	292,500	3.2	41.46	1/31/2024	NA
Nike	NR / A1 / AA-	13,692	3.7	287,532	3.1	21.00	1/31/2019	3, 5-year options
Saks Fifth Avenue Off Fifth	NR / NR / NR	24,807	6.7	272,877	3.0	11.00	7/31/2023	3, 5-year options
Brooks Brothers	NR / NR / NR	7,484	2.0	228,262	2.5	30.50	7/31/2023	2, 5-year options
Columbia Sportswear	NR / NR / NR	7,995	2.2	177,089	1.9	22.15	1/31/2024	NA
Tommy Hilfiger	NR / Ba3 / BB+	7,484	2.0	169,587	1.8	22.66	7/31/2018	2, 5-year options
Dress Barn	NR / NR / NR	7,203	1.9	165,669	1.8	23.00	12/31/2023	1, 5-year option
Charlotte Russe	NR / NR / NR	5,404	1.5	162,120	1.8	30.00	7/31/2023	NA
Famous Footwear	NR / NR / NR	4,941	1.3	158,112	1.7	32.00	7/31/2023	1, 5-year option
Ten Largest Owned Tenants		96,072	25.9%	$2,245,781	24.4%	$23.38
Remaining Owned Tenants(2)		264,462	71.3	6,972,607	75.6	26.37
Vacant Spaces (Owned Space)		10,564	2.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		371,098	100.0%	$9,218,388	100.0%	$25.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Total Occupancy and Owned Occupancy include the following five tenants that have executed leases but are not yet open or paying rent: C Wonder, Charlie’s Steakery, Isaac Mizrahi, Villa Pizza and Vineyard Vines.  Charlie’s Steakery, Villa Pizza and Vineyard Vines are expected to take occupancy and begin paying rent in November 2013. C Wonder is expected to take occupancy and begin paying rent in January 2014. Isaac Mizrahi is expected to take occupancy and begin paying rent in April 2014.  We cannot assure you that these tenants will take occupancy and commence rent payments as expected or at all.

Pursuant to ICSC’s Retail Chain Store Sales Index, sales per SF for in-line tenants with less than 10,000 SF, based upon seasonally annualizing the period from July 18, 2013 to September 30, 2013, which included the center’s grand opening, are $465 PSF with a 7.9% occupancy cost. Sales per SF for in-line tenants with less than 10,000 SF, based upon seasonally annualizing August and September sales, are $375 PSF with a 9.8% occupancy cost.  We cannot assure you that the annualized sales numbers will accurately reflect actual sales at The Outlet Shoppes at Atlanta Property. Sales in connection with grand opens are generally higher than average and the actual sales from July 18, 2013 to September 30, 2013 may not be reflective of typical sales at The Outlet Shoppes at Atlanta Property. Additionally, projected sales based on seasonally annualized numbers assumes that The Outlet Shoppes at Atlanta Property will perform in a manner similar to selected retail properties over a past historical period. We cannot assure you that sales at The Outlet Shoppes at Atlanta Property will not be lower than the figures presented above.

The following table presents certain information relating to the lease rollover schedule at The Outlet Shoppes at Atlanta Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$ 0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	4,733	1.3	1.3%	120,601	1.3	25.48	3
2015	0	0.0	1.3%	0	0.0	0.00	0
2016	0	0.0	1.3%	0	0.0	0.00	0
2017	0	0.0	1.3%	0	0.0	0.00	0
2018	66,537	17.9	19.2%	1,694,370	18.4	25.47	19
2019	57,436	15.5	34.7%	1,376,825	14.9	23.97	13
2020	0	0.0	34.7%	0	0.0	0.00	0
2021	0	0.0	34.7%	0	0.0	0.00	0
2022	0	0.0	34.7%	0	0.0	0.00	0
2023	143,994	38.8	73.5%	3,798,495	41.2	26.38	43
2024 & Thereafter	87,834	23.7	97.2%	2,228,097	24.2	25.37	23
Vacant	10,564	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	371,098	100.0%		$9,218,388	100.0%	$25.57	101

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

The following table presents certain information relating to historical leasing at The Outlet Shoppes at Atlanta Property:

Historical Leased %
	2011	2012	As of 9/1/2013(1)
Owned Space	NA	NA	97.2%

(1)
Total Occupancy and Owned Occupancy include the following five tenants that have executed leases but are not yet open or paying rent: C Wonder, Charlie’s Steakery, Isaac Mizrahi, Villa Pizza and Vineyard Vines.  Charlie’s Steakery, Villa Pizza and Vineyard Vines are expected to take occupancy and begin paying rent in November 2013. C Wonder is expected to take occupancy and begin paying rent in January 2014. Isaac Mizrahi is expected to take occupancy and begin paying rent in April 2014.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Outlet Shoppes at Atlanta Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent(3)(4)	$9,218,388	$24.84
Other Rental Revenue(5)	288,400	0.78
Gross Up Vacancy	349,507	0.94
Total Rent	$9,856,295	$26.56
Total Reimbursables	3,202,743	8.63
Other Income(6)	165,454	0.45
Vacancy & Credit Loss	(624,888)	(1.68)
Effective Gross Income	$12,599,604	$33.95

Total Operating Expenses	$3,603,206	$9.71

Net Operating Income	$8,996,398	$24.24
TI/LC	349,649	0.94
Capital Expenditures	55,665	0.15
Net Cash Flow	$8,591,084	$23.15

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 9/1/2013 rent roll with rent steps through 11/30/2014.
(3)
Underwritten base rent includes the following amount with respect to one tenant who pays rent based on a percentage of sales in lieu of base rent: Coach (7,055 SF, base rent of $292,500 based on year-1 sales estimated by the borrower sponsor). We cannot assure you Coach will achieve these sales and that the rent paid by Coach will not be lower.

(4)
Underwritten base rent includes the following amounts with respect to the following six tenants who pay rent based on the greater of a fixed amount or a percentage of sales in lieu of base rent: Jones New York (3,399 SF, base rent of $95,172), C Wonder (2,919 SF, base rent of $64,218), Book Warehouse (2,504 SF, base rent of $30,000), Kasper (2,401 SF, base rent of $67,228), Nine West (2,396 SF, base rent of $67,088) and Easy Spirit (2,294 SF, base rent of $64,232).

(5)	Other rental revenue Includes rental revenue from kiosk, temporary, specialty and other tenants.
(6)	Other income includes trash pad rental income and signage income.

■
Appraisal.  According to the appraisal, The Outlet Shoppes at Atlanta Property had an “as-is” appraised value of $133,775,000 as of an effective date of September 10, 2013. The appraised value of $133,775,000 takes into account the appraiser’s estimated value of the PILOT Program described below under “—PILOT Program” of $2,775,000.

■
Environmental Matters.  Based on a Phase I environmental report dated October 2, 2013 there are no recognized environmental conditions or recommendations for further action at The Outlet Shoppes at Atlanta Property.

■
Market Overview and Competition.  The Outlet Shoppes at Atlanta Property is a regional outlet shopping center in Woodstock, Georgia.  The Outlet Shoppes at Atlanta Property is the only regional outlet shopping center in the local trade area. The closest competing regional outlet shopping centers identified in the appraisal are approximately 32 miles from The Outlet Shoppes at Atlanta Property located in Dawsonville, Georgia and Calhoun, Georgia.  As of 2013, the 5, 10, and 15 mile trade area zones had an average population of 131,972, 415,318, and 2,212,022, respectively.

■
The Borrower.  The borrower is Atlanta Outlet Shoppes, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Outlet Shoppes at Atlanta Loan.  CBL & Associates Limited Partnership and Horizon Group Properties, L.P. are the non-recourse carveout guarantors under The Outlet Shoppes at Atlanta Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

■
Escrows.  At origination, the borrower funded a reserve account in the amount of $9,996,144 with respect to certain unfunded obligations.  On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period and (ii) in the absence of a blanket insurance policy or if there is an event of default, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period.  Upon the earlier to occur of (i) July 18, 2016 and (ii) the occurrence of an Outlet Shoppes at Atlanta Trigger Period or an event of default, the borrower will be required to fund a tenant improvements and leasing commissions reserve on each due date in an amount equal to $30,924.83, up to a cap of $742,196.00.

An “Outlet Shoppes at Atlanta Trigger Period” means (a) from and after July 18, 2014, any period from (i) the conclusion of any trailing twelve-month period ending on the last day of a fiscal quarter during which net operating income as calculated under the loan documents is less than $7,515,670, to (ii) the conclusion of the second consecutive fiscal quarter for which net operating income for the trailing twelve-month period is equal to or greater than $7,515,670 or (b) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (a) has commenced.

■
Lockbox and Cash Management.  The Outlet Shoppes at Atlanta Loan requires a hard lockbox, with springing cash management.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account.  The loan documents also require that all cash revenues relating to The Outlet Shoppes at Atlanta Property and all other money received by the borrower or the property manager be deposited into the lockbox account by the end of the first business day following the borrower’s or the property manager’s receipt.  All amounts in any lockbox account, absent an event of default or Outlet Shoppes at Atlanta Trigger Period, will be remitted directly into an operating account designated and accessible by the borrower and pledged to the lender.  During an event of default under The Outlet Shoppes at Atlanta Loan or Outlet Shoppes at Atlanta Trigger Period, all amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis. During the continuance of an Outlet Shoppes at Atlanta Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly reserves be reserved and held as additional collateral for The Outlet Shoppes at Atlanta Loan.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under The Outlet Shoppes at Atlanta Loan and/or toward the payment of expenses of The Outlet Shoppes at Atlanta Property, in such order of priority as the lender may determine.

■
Property Management.  The Outlet Shoppes at Atlanta Property is currently managed by Horizon Group Properties, LP, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, The Outlet Shoppes at Atlanta Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under The Outlet Shoppes at Atlanta Loan, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE OUTLET SHOPPES AT ATLANTA

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of The Outlet Shoppes at Atlanta Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of The Outlet Shoppes at Atlanta Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption and/or rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption and/or rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which The Outlet Shoppes at Atlanta Property is located and is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for The Outlet Shoppes at Atlanta Property are separately allocated under the blanket policy to The Outlet Shoppes at Atlanta Property and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release of Collateral.  The borrower has the right to obtain the release of one or more vacant, non-income producing parcels, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default is continuing under The Outlet Shoppes at Atlanta Loan, (ii) contemporaneously with such release, the applicable parcel is conveyed to a third party for use in a manner that is not inconsistent with the use of The Outlet Shoppes at Atlanta Property, (iii) a determination that certain REMIC requirements will be met and (iv) delivery of Rating Agency Confirmation.

■
PILOT Program. The Outlet Shoppes at Atlanta Property is expected to take advantage of a payment-in-lieu of taxes program (the “PILOT Program”) sponsored by Cherokee County Development Authority (the “Municipality”). To effectuate the PILOT Program, the borrower is expected to transfer legal title to the fee interest in The Outlet Shoppes at Atlanta Property to the Municipality (who will execute a joinder to the mortgage pursuant to which it will, among other things, acknowledge that it has taken title to The Outlet Shoppes at Atlanta Property subject to the mortgage and that its fee interest is subject and subordinate to the mortgage), who will lease such property back to the borrower. The base rent payments on the lease equal the interest payments on the note that was issued by the Municipality to finance the purchase of The Outlet Shoppes at Atlanta Property.  Since the borrower is both the holder of such note and the tenant under such lease, no amounts actually change hands in respect of payments on the note. Pursuant to the terms and conditions of the PILOT Program, municipal taxes on The Outlet Shoppes at Atlanta Property will be abated for a 10-year period beginning in 2014, beginning with a 90% abatement during the first 6 years, and gradually increasing until the abatement is fully eliminated. In connection with the transfer to the Municipality, the borrower has retained the option to terminate the lease at any time and, following such termination, repurchase The Outlet Shoppes at Atlanta Property (the “PILOT Purchase Option”), in consideration for the payment of no more than $100. The PILOT Purchase Option will be assigned to, and exercisable by, the lender during an event of default, may be exercised by the borrower with reasonably prior written consent of the lender, and is expected to be exercised by the borrower following the elimination of the municipal tax abatement. Any exercise of the purchase option or foreclosure by the lender on the fee interest in The Outlet Shoppes at Atlanta Property would cause the foregoing tax abatement to terminate cause the reinstatement of full property taxes. The PILOT Program transaction is expected to occur prior to or shortly after the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MIRACLE MILE SHOPS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

Las Vegas
Las Vegas
Property Types
Hotel
Casino
Retail
Cultural & Entertainment
Civic & Institutional
Office
Industrial
Residential
Parking
Pedestrian Walkways
Monorail & Stations
CARTIFACT
Miracle Mile Shops
3663 Las Vegas Boulevard South
Las Vegas, NV 89109
Planet Hollywood
DESERT INN RD
FLAMINGO RD
HARMON AVE
TROPICANA AVE
RENO AVE
W HACIENDA AVE
LAS VEGAS BLVD SOUTH
LAS VEGAS BLVD
LAS VEGAS FREEWAY
VALLEY VIEW BLVD
INDUSTRIAL RD
PARADISE RD
GILES ST
Las Vegas Plaza (future)
Encore Las Vegas
Fashion Show Mall
Wynn Esplanade
Wynn Las Vegas
Wynn Las Vegas Golf Club
Renaissance Hotel
Best Western Mardi Gras
Embassy Suites
Treasure Island
Palazzo
Mirage Hotel & Casino
Venetian
Sands Expo and Convention Center
Casino Royale
Forum Shops at Caesars
Harrah's
Imperial Palace
Colosseum
Rio Suites
Caesars Palace
Flamingo Hilton
The Meridian
Westin
Fairfield Inn
La Quinta Inn
Candlewood Hotel
Via Bellagio
Bally's
Bellagio
Paris
Super 8
Atrium Suites
Vdara Hotel & Spa
Cosmopolitan
Crystals at City Center
Harmon Corner
Hard Rock Hotel & Casino
Aria Resort & Casino
Veer Towers
Harley Davidson Cafe
Marriott Grand Chateau
Residences @ Mgm Grand
Fairfield Inn
St Tropez
Alexis Park
Aria Convention Center
Madarin Oriental
Polo Towers
Monte Carlo
Hawaiian Marketplace
Grand Garden Arena
Conference Center
MGM Shops
Showcase Mall
New York New York
MGM Grand
Hooters
Excalibur
Tropicana
Luxor
Mandalay Place
The Hotel
Mandalay Bay
Four Seasons
Events Hall
North Conv Center
Shark Reef
South Convention Center
MCCARRAN INTERNATIONAL AIRPORT
15
ELKHORN
LOS PRADOS
North Las Vegas
SUN CITY
DESERT SHORES
SUMMERLIN
Sunrise Manor
FREMONT STREET
THE STRIP
Spring Valley
Paradise
Whitney
SOVANA
RHODES RANCH
GREEN VALLEY NORTH
Henderson
Enterprise
SILVERADO RANCH
95
93
160

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

NORTHWIND CENTRAL PLANT
11 FLOOR PARKING STRUCTURE
LAS VEGAS BOULEVARD
HARMON AVE
Hilton Grand Vacations
ELARA
PLANET HOLLYWOOD
RESORT & CASINO
THEATER FOR PERFORMING ARTS
GAP
H&M
SEPHORA
GUESS
fcuk
ULTRA
Lids
BAKERS
American Apparel
frederick's
LOFT
ALDO
ALDO ACCESSORIES
chico's
bebe
CHAMPS
Billabong
DC
bebe
$0 - $399
$400 - $599
$600 - $799
$800 - $999
$1000 +
Sales NAV
First Release Parcel
Second Release Parcel
Non-Collateral
Vacant

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance(4)	$75,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)	$1,292.23
Size (SF)(1)	448,835	Percentage of Initial Pool Balance	8.7%
Total Occupancy as of 7/3/2013(2)	98.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/3/2013(2)	98.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000 / 2007-2008	Mortgage Rate	5.2500%
Appraised Value	$925,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$67,175,766
Underwritten Expenses	$18,739,813	Escrows(5)
Underwritten Net Operating Income (NOI)	$48,435,953	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$47,672,934	Taxes	$508,750	$169,583
Cut-off Date LTV Ratio(3)	62.7%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	58.0%	Replacement Reserves	$0	$7,481
DSCR Based on Underwritten NOI / NCF(3)	1.26x / 1.24x	TI/LC	$1,310,955	$56,104
Debt Yield Based on Underwritten NOI / NCF(3)	8.4% / 8.2%	Other(6)	$162,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$580,000,000	100.0%	Loan Payoff/Defeasance	$551,424,876	95.1%
Principal Equity Distribution	24,018,156	4.1
Closing Costs	2,575,263	0.4
Reserves	1,981,705	0.3

Total Sources	$580,000,000	100.0%	Total Uses	$580,000,000	100.0%

(1)
Total SF of 448,835 excludes the Harmon corridor first release parcel (52,926 SF). The Harmon Corridor First Release Parcel (as described below under “—The Mortgaged Property”) is a freely releasable collateral parcel and has been excluded from the Appraised Value and Underwritten NCF.

(2)	Total Occupancy and Owned Occupancy is based on total SF of 448,835 and excludes the Harmon Corridor First Release Parcel (as described below under “—The Mortgaged Property”).
(3)	Calculated based on the entire Miracle Mile Shops Whole Loan.
(4)
The Cut-off Date Principal Balance of $75,000,000 represents the non-controlling Note A-3-2 of a $580.0 million whole loan evidenced by six pari passu notes, the other five of which are the controlling Note A-1, non-controlling Note A-2, non-controlling Note A-3-1, non-controlling Note A-4-1 and non-controlling Note A-4-2 pari passu companion loans, with original principal balances of $145.0 million, $145.0 million, $70.0 million, $110.0 million and $35.0 million, respectively. Each of the other five pari passu notes has been, or is expected to be, contributed to a securitization transaction, as described under “—The Mortgage Loan” below.

(5)	See “—Escrows” below.
(6)	Other upfront escrow represents a reserve for deferred maintenance of $162,000. See “—Escrows” below.

■
The Mortgage Loan.  The Miracle Mile Shops loan (the “Miracle Mile Shops Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 448,835 SF Class A, super-regional mall and the Harmon Corridor First Release Parcel (as defined below) located at 3663 Las Vegas Boulevard South in Las Vegas, Nevada (the “Miracle Mile Shops Property”) with an original principal balance of $75,000,000.  The Miracle Mile Shops Loan consists of the non-controlling Note A-3-2 of a $580.0 million whole loan that is evidenced by six pari passu notes (collectively, the “Miracle Mile Shops Whole Loan”).  The Miracle Mile Shops Whole Loan was originated by Cantor Commercial Real Estate Lending, L.P. (“CCRE”), Citigroup Global Markets Realty Corp. (“CGMRC”) and JPMorgan Chase Bank National Association (“JPMCB”).  Only the $75.0 million non-controlling Note A-3-2 will be included in the CGCMT 2013-GC17 transaction.  The controlling Note A-1 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE12 transaction. The non-controlling Note A-2 pari passu companion loan, with an original principal balance of $145.0 million, was contributed to the COMM 2013-CCRE11 transaction. The non-controlling Note A-3-1 pari passu companion loan, with an original principal balance of $70.0 million, is expected to be contributed to the GSMS 2013-GCJ16 transaction.  The non-controlling Note A-4-1 pari passu companion loan, with an original principal balance of $110.0 million, was contributed to the JPMBB 2013-C15 transaction. The non-controlling Note A-4-2 pari passu companion loan, with an original principal balance of $35.0 million, is expected to be contributed to the JPMCC 2013-C16 transaction.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The Miracle Mile Shops Loan will be serviced by the master servicer and the special servicer under the pooling and servicing agreement entered into in connection with the issuance of the COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series COMM 2013-CCRE12, which trust includes the related controlling pari passu companion loan designated as Note A-1.  The master servicer for the COMM 2013-CCRE12 transaction is Wells Fargo Bank, National Association, and the special servicer for the COMM 2013-CCRE12 transaction is LNR Partners, LLC. Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was appointed to act as the primary servicer of the Miracle Mile Shops Whole Loan pursuant to the terms of a primary servicing agreement to be entered into between Midland Loan Services, a Division of PNC Bank, National Association, and Wells Fargo Bank, National Association as the COMM 2013-CCRE12 master servicer.  See “Description of the Mortgage Pool—The Whole Loan” in the free writing prospectus.

The relationship between the holders of the notes evidencing the Miracle Mile Shops Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loan” in the free writing prospectus.

The Miracle Mile Shops Loan had an initial term of 120 months and has a remaining term of 117 months.  The Miracle Mile Shops Loan requires monthly payments of interest only until and including September 6, 2018, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date of the Miracle Mile Shops Loan is the due date in September 2023.  Voluntary prepayment of the Miracle Mile Shops Loan in whole is permitted on or after the due date in June 2023, and a partial voluntary prepayment is permitted at any time as described under “Partial Release” below.  Defeasance of the entire Miracle Mile Shops Whole Loan (which will be applied pro rata to the pari passu notes) with certain direct, non-callable obligations that are either the direct obligations of or are fully guaranteed by the full faith and credit of the United States of America, as provided in the related loan documents, is permitted at any time after the earlier to occur of (x) the due date in December 2016 and (y) the date of the second anniversary of the securitization of the last pari passu note comprising the entire Miracle Mile Shops Whole Loan.

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The Mortgaged Property.  The Miracle Mile Shops Property consists of a Class A, super regional mall containing 448,835 SF of total leasable area and an adjacent 11-story parking garage.  Additionally, the Miracle Mile Shops Property contains one freely releasable parcel totaling 52,926 SF that has been excluded from Underwritten Net Cash Flow and the Appraised Value (the “Harmon Corridor First Release Parcel”) and an adjacent parcel containing 9,663 SF that may be released for a release price (the “Harmon Corridor Second Release Parcel”, and together with the Harmon Corridor First Release Parcel, the “Harmon Corridor”), as described below under “Partial Release”.  The Miracle Mile Shops Property has approximately 1,300 linear feet of frontage along Las Vegas Boulevard at the base of the Planet Hollywood Resort & Casino (“Planet Hollywood”).  The local area, commonly known as the central portion of the Las Vegas Strip Resort Corridor (the “Las Vegas Strip”), consists of well-established resort casino-hotels, business hotels, apartment complexes and commercial retail buildings.  The Miracle Mile Shops Property has nine public access points including three direct entrances from Planet Hollywood, three sidewalk accessible entrances, one valet parking entrance and two parking structure entrances.  The Miracle Mile Shops Property was originally constructed in 2000 and was repositioned and rebranded by the borrower sponsor following an extensive $130.0 million, four year capital improvement program that began in 2003 and 2004.  The Miracle Mile Shops Property also includes three exterior LED video screens located on the north, northwest and southwest exteriors, which aid the overall marketing and visibility of the Miracle Mile Shops Property.  Two pedestrian bridges meet at the corner of Harmon Avenue and Las Vegas Boulevard adjacent to the Miracle Mile Shops Property, creating a consistent source of pedestrian foot traffic.  In addition, the borrower sponsor recently built a double escalator leading from the pedestrian bridge to the southern entrance of the Miracle Mile Shops Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The Miracle Mile Shops Property caters to the middle-market customer demographic and is occupied by over 140 tenants, none of which accounts for more than 6.9% of the total collateral SF. National tenants include American Apparel, Billabong, True Religion, Victoria’s Secret, and many first location Las Vegas tenants, including H&M, Lucky Brand Jeans, Steve Madden, Swarovski and Tommy Bahama.  The Miracle Mile Shops Property is among the top five most visited malls in the United States and benefits from an average of over 70,000 daily visitors.

As of July 3, 2013, Total Occupancy and Owned Occupancy were both 98.1%. In-line tenants less than 10,000 SF in occupancy that reported sales for a minimum of 12 months, reported annual sales of $868 per SF with an underwritten occupancy cost of 16.5% as of June 30, 2013.  In-line tenant sales per SF at the Miracle Mile Shops Property have grown 6.6% from 2010 to the trailing twelve month period ending June 2013 as shown in the table below:

Historical Sales %(1)(2)
	2010	2011	2012	TTM 6/30/2013
In-line Tenants Sales per SF	$814	$884	$875	$868

(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)
In-line tenant sales include all tenants occupying less than 10,000 SF, which have been in occupancy and reported sales for a minimum of 12 months.  Approximately 74.3% of total occupied in-line & temporary tenant SF have reported sales for at least 12 months.

As of June 30, 2013, 99 comparable tenants reported sales, approximately 92.9% of which reported sales greater than $400 per SF, 48.5% of which reported sales of greater than $800 per SF and 33.3% of which reported sales greater than or equal to $1,000 per SF.

Historical Sales %(1)(2)

	2010		2011		2012		TTM 6/30/2013
Sales Summary	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants
$0 - $400 per SF	11	12.4%	8	8.1%	6	6.2%	7	7.1%
$401 - $600 per SF	22	24.7%	23	23.2%	22	22.7%	25	25.3%
$601 - $800 per SF	20	22.5%	19	19.2%	22	22.7%	19	19.2%
$801 - $1,000 per SF	6	6.7%	12	12.1%	12	12.4%	15	15.2%
≥ $1,000 per SF	30	33.7%	37	37.4%	35	36.1%	33	33.3%

(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)
Tenant sales include all tenants in occupancy that have reported sales for a minimum of 12 months. Number of reporting tenants included 89 tenants in 2010, 99 tenants in 2011, 97 tenants in 2012 and 99 tenants in TTM 6/30/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Miracle Mile Shops Property(1):

	Ratings (Fitch/Moody’s/S&P)(2)	Tenant GLA	% of Total GLA	Lease Expiration	Annual UW Base Rent per SF(3)	Total Sales (000s)(4)	Tenant Sales per SF(4)	Occupancy Cost(5)

General Retail (≥ 5,000 SF)
Gap/Gap Kids/Baby Gap	BBB-/Baa3/BBB-	20,872	4.7%	8/31/2015	$50.97	$6,262	$300	18.9%
Urban Outfitters	NR/NR/NR	12,500	2.8	4/30/2018	$81.84	NAV	NAV	NAV
Shoe Palace	NR/NR/NR	5,000	1.1	4/30/2024	$72.00	NAV	NAV	NAV
Victoria’s Secret	BB+/Ba2/BB+	7,772	1.7	1/31/2021	$91.00	$12,396	$1,595	8.4%
Test America	NR/NR/NR	7,483	1.7	12/31/2014	$43.95	NAV	NAV	NAV
H & M	NR/NR/NR	7,410	1.7	1/31/2018	$60.00	$5,755	$777	9.3%
ABC Stores	NR/NR/NR	5,898	1.3	8/31/2022	$95.62	$7,264	$1,232	12.4%
Sephora	NR/NR/NR	5,861	1.3	8/31/2015	$105.00	$11,502	$1,963	7.8%
Guess	NR/NR/NR	5,755	1.3	1/31/2022	$72.00	$4,230	$735	15.6%
Bebe	NR/NR/NR	5,715	1.3	1/31/2021	$83.00	$2,888	$505	22.5%
Loft	NR/NR/NR	5,485	1.2	1/31/2016	$55.00	$2,089	$381	24.0%
Foot Locker/House Of Hoops	NR/Ba3/BB+	5,400	1.2	7/31/2021	$111.62	NAV	NAV	NAV
Subtotal		95,151	21.2%		$72.52	$52,386	$809	12.1%

Food & Beverage (≥ 5,000 SF)
Cheeseburger Las Vegas	NR/NR/NR	15,940	3.6%	10/31/2016	$59.52	$4,403	$276	25.7%
PBR Rock Bar	NR/NR/NR	13,694	3.1	7/31/2020	$158.56	$14,866	$1,086	19.6%
Cabo Wabo	NR/NR/NR	11,457	2.6	6/30/2024	$166.35	$14,201	$1,239	17.3%
Pampas Churrascaria(6)	NR/NR/NR	9,663	2.2	3/31/2016	$60.00	$7,516	$778	9.8%
Ocean One Bar & Grille	NR/NR/NR	6,698	1.5	9/30/2015	$62.71	$3,367	$503	15.6%
La Salsa Cantina	NR/NR/NR	5,902	1.3	4/30/2017	$40.00	$3,812	$646	9.1%
Lombardi’s	NR/NR/NR	5,592	1.2	8/31/2015	$80.00	$3,071	$549	17.8%
Blondies Sports Bar & Grill	NR/NR/NR	5,301	1.2	5/31/2019	$70.00	$4,385	$827	10.6%
Subtotal		74,247	16.5%		$95.36	$55,621	$749	16.4%

Specialty Entertainment (≥ 5,000 SF)
V Theater	NR/NR/NR	30,883	6.9%	12/31/2018	$46.00	$12,836	$416	13.1%
Saxe Theater	NR/NR/NR	22,398	5.0	6/30/2020	$48.00	$11,234	$502	13.6%
Playing Field Race & Sports Books	NR/NR/NR	19,647	4.4	7/31/2025	$45.17	NAV	NAV	NAV
Subtotal		72,928	16.2%		$46.39	$24,070	$452	13.3%

In-line Tenants (< 5,000 and ≥ 1,000 SF)(7)		176,200	39.3		$100.15	$105,167	$813	19.8%

In-line Tenants (<1,000 SF)(7)		21,807	4.9		$206.77	$15,505	$1,373	17.0%

Total Occupied Collateral		440,333	98.1%		$89.75	$252,749	$759	16.7%

Vacant		8,502	1.9
Total Collateral(8)		448,835	100.0%

(1)	Based on rent roll as of July 3, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Annual underwritten base rent per SF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average contractual rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 per SF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

(4)
Total Sales (000s) and Sales per SF were provided by the borrower as of June 30, 2013 and include all tenants which have been in occupancy and reported sales for a minimum of 12 months.  Tenants representing approximately 75.6% of total comparable occupied SF report sales.

(5)	Occupancy Cost is based on annual underwritten base rent per SF, overage rent and underwritten expense recoveries.
(6)	Pampas Churrascaria comprises the entirety of the Harmon Corridor Second Release Parcel.
(7)	In-line tenants include annual underwritten base rent and total sales (000s) from restaurants and kiosks. Includes temporary tenants.
(8)	Total collateral SF of 448,835 excludes the freely releasable Harmon Corridor First Release Parcel (52,926 SF).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The following table presents certain information relating to the lease rollover schedule at the Miracle Mile Shops Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)(4)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(5)	% of Total UW Base Rent(5)	UW Base Rent $ per SF(5)	# of Expiring Tenants (6)
Temp	22,596	5.0%	5.0%	0	0.0%	$0.00	12
2013	5,586	1.2	6.3%	507,056	1.3	90.77	4
2014	10,124	2.3	8.5%	638,588	1.6	63.08	3
2015	51,884	11.6	20.1%	4,073,138	10.3	78.50	12
2016	55,314	12.3	32.4%	4,147,410	10.5	74.98	17
2017	26,567	5.9	38.3%	2,321,111	5.9	87.37	14
2018	67,800	15.1	53.4%	4,798,805	12.1	70.78	10
2019	26,757	6.0	59.4%	3,606,830	9.1	134.80	12
2020	49,809	11.1	70.5%	5,201,841	13.2	104.44	10
2021	48,480	10.8	81.3%	5,861,575	14.8	120.91	22
2022	25,685	5.7	87.0%	2,911,819	7.4	113.37	11
2023	9,465	2.1	89.1%	1,693,460	4.3	178.92	8
2024 & Thereafter	40,266	9.0	98.1%	3,757,680	9.5	93.32	7
Vacant	8,502	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	448,835	100.0%		$39,519,312	100.0%	$89.75	142

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Based on rent roll as of July 3, 2013.
(3)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(4)	Excludes tenants at the Harmon Corridor First Release Parcel.
(5)	Excludes expiring temporary tenant income. See “Cash Flow Analysis” herein.
(6)	Excludes the expiration of signage, advertising, ATM, vending and other miscellaneous tenant leases without SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The following table presents certain information relating to historical leasing at the Miracle Mile Shops Property:

Historical Leased %(1)
	2009	2010	2011	2012
Owned Space	93.9%	98.9%	99.3%	99.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Miracle Mile Shops Property:

Cash Flow Analysis(1)(2)

	2010	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per SF
Base Rent(3)	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$39,519,312	$88.05
Gross Up Vacancy	0	0	0	0	1,700,400	3.79
Total Rent	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$41,219,712	$91.84
Total Reimbursables	15,939,514	16,247,546	16,001,245	15,988,174	15,497,943	34.53
Percentage Rent	1,532,728	1,633,459	1,077,265	812,225	673,495	1.50
Other Income(4)	9,876,117	10,678,733	10,632,485	12,045,944	12,159,551	27.09
Less Vacancy & Credit Loss(5)	(413,783)	(85,144)	(322,623)	(91,556)	(2,374,935)	(5.29)
Effective Gross Income	$57,854,683	$63,024,566	$63,807,912	$65,659,282	$67,175,766	$149.67
Total Operating Expenses(6)	20,014,709	21,155,521	20,163,669	19,757,604	18,739,813	41.75
Net Operating Income	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$48,435,953	$107.91
TI/LC	0	0	0	0	673,253	1.50
Capital Expenditures	0	0	0	0	89,767	0.20
Net Cash Flow	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$47,672,934	$106.21

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Historical cash flows include income and expenses generated by the Harmon Corridor First Release Parcel.  The Harmon Corridor First Release Parcel is freely releasable and has been excluded from the appraised value and underwriting.

(3)
Base Rent includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 per SF subject to an underwritten occupancy cost including rent increases capped at 20.0%.  The increase in NOI from TTM to Underwritten is primarily the result of contractual rent steps, average rent and recent leasing activity, including Shoe Palace, Meatball Spot, and Tervis, which combined account for approximately $620,480 of base rent.

(4)	Other Income includes temporary tenant income, parking, cart/kiosk income, storage rent, signage, vending and other miscellaneous income.
(5)
Underwritten based on a Vacancy & Credit Loss of 4.0% of gross revenue, in-line with the appraiser’s concluded vacancy and credit loss of 4.0%.  Historical Vacancy & Credit Loss represents bad debt.  Total Occupancy and Owned Occupancy at The Miracle Mile Shops Property was 98.1% as of July 3, 2013.

(6)
Historical Total Operating Expenses exclude in-house leasing staff costs of $390,364 in 2010, $454,038 in 2011, $468,013 in 2012 and $461,094 in TTM 6/30/2013 paid in-lieu of third party leasing commissions.

■	Appraisal. According to the appraisal, the Miracle Mile Shops Property had an “as-is” appraised value of $925,000,000 as of an effective date of July 11, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated July 18, 2013, there are no recognized environmental conditions or recommendations for further action at the Miracle Mile Shops Property.

■
Market Overview and Competition.  The Miracle Mile Shops Property is strategically located along the central portion of the Las Vegas Strip within a highly trafficked and densely populated area.  The Miracle Mile Shops Property is immediately surrounded by over 19,000 hotel rooms and has a reported average traffic count of over 65,000 cars per day along the Las Vegas Strip.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining. Between 2002 and 2012, Las Vegas averaged 2.6% annual growth in its gross metro product, higher than the average annual gross domestic product growth of 1.6% exhibited by the U.S. over the same time period.  Visitor volumes have surpassed the pre-recessionary high 2007 levels reaching 39.7 million visitors in 2012, which is equivalent to a 2.95% average annual growth rate since 1990, with visitor shopping also increasing to $149 per trip, the most reported since 2005.

The appraiser analyzed a set of five competitive retail properties along the Las Vegas Strip with occupancies ranging from 85.0% to 99.0% and an average occupancy of 93.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

The following table presents certain information relating to the primary competition for the Miracle Mile Shops Property:

Competitive Set(1)

	Miracle Mile Shops Property	Crystals at CityCenter	Forum Shops at Caesars	Grand Canal Shoppes	The Shoppes at The Palazzo	Fashion Show Mall
Distance from Subject	NAP	Adjacent	0.6 miles	1.0 mile	1.0 mile	1.2 miles
Property Type	Super Regional Mall	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Super Regional Center

Year Built	2000	2009	1992	1999	2007	1981
Total Occupancy	98.1%	85%	99%	97%	90%	92%
Rent per SF	$80.00 - $100.00	$90.00 - $120.00	$100.00 - $125.00	$85.00 - $110.00	$80.00 - $100.00	$80.00 - $95.00
GLA	448,835	360,000	650,000	500,000	315,000	1,890,000

Anchors / Major Tenants	V Theater, Saxe Theater, Gap, Urban Outfitters	Louis Vuitton, Gucci, Prada, Tiffany’s, Cartier	Apple, Victoria’s Secret, Cartier, Cheesecake Factory	Barneys, Madame Tussaud, Tao Night Club, Sephora	Burberry, Christian Louboutin, Jimmy Choo, Table 10, SushiSamba	Neiman Marcus, Dillard’s, Macy’s, Saks, Forever 21, Bloomingdales

(1)	Source: Appraisal.

■
The Borrower. The borrower is Boulevard Invest LLC, a Delaware limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Miracle Mile Shops Whole Loan. The non-recourse carveout guarantors are Michael Fuchs and Aby Rosen, co-founders and principals of RFR Holding LLC (“RFR”), and David Edelstein, founder and principal of TriStar Capital (“TriStar”), on a joint and several basis.  The borrower sponsors have owned the Miracle Mile Shops Property since acquiring the asset in December 2003.

■
Escrows. At origination, the borrower funded aggregate reserves of (i) $508,750 for real estate taxes, (ii) $162,000 for an upgrade of the fire/life safety system and (iii) $1,310,955 for outstanding tenant improvements, renovations and leasing commissions associated with recent leasing.  On each due date, the borrower is required to fund reserves of (i) 1/12 of the estimated annual real estate taxes, (ii) $7,481 for capital expenditures and (iii) $56,104 for tenant improvement and lease commission costs. If the Miracle Mile Shops Property is no longer covered under a blanket insurance policy acceptable to the lender, the borrower will be required to deposit with lender an amount equal to 1/12 of the estimated annual insurance premiums.

■
Lockbox and Cash Management.  The Miracle Mile Shops Loan is structured with a hard lockbox and in-place cash management which was established upon origination of the Miracle Mile Shops Whole Loan.  The borrower is required to direct all tenants to deposit rents into the lender-controlled lockbox account.  The funds in the lockbox account are swept on a daily basis into a lender-controlled cash management account to be applied to the payment of debt service and the funding of required monthly escrows.  All excess cash will be swept and reserved with lender as additional collateral for the Miracle Mile Shops Loan during any period (A) commencing on the earliest to occur of (i) an event of default continuing beyond any applicable notice and cure period under the Miracle Mile Shops Loan or an event of default beyond any applicable notice and cure period under any permitted mezzanine loan or (ii) (x) during years one through five of the Miracle Mile Shops Loan term the Actual DSCR (as defined below) falls below 1.30x for the trailing twelve month period or (y) during years six through ten of the Miracle Mile Shops Loan term the Actual DSCR falls below 1.15x for the trailing twelve month period (each of the foregoing, a “Miracle Mile Shops Trigger Event”) and (B) expiring upon (w), with respect to the Miracle Mile Shops Trigger Event described in clause (i) above, the cure of such event of default, (x) with respect to the Miracle Mile Shops Trigger Event described in clause (ii)(x) above, the Actual DSCR remaining greater than 1.30x for two consecutive calendar quarters (or one calendar quarter if the calculation excludes all leases expiring within the ensuing 12 month period) and (y) with respect to the Miracle Mile Shops Trigger Event described in clause (ii)(y) above, the Actual DSCR remaining greater than 1.15x for two consecutive calendar quarters (or one calendar quarter if the calculation excludes all leases expiring within the ensuing 12 month period).

“Actual DSCR” means the ratio of underwritable net cash flow as determined in accordance with the loan documents to the aggregate amount of debt service due, including any outstanding mezzanine loan debt service, for the preceding twelve month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MIRACLE MILE SHOPS

■	Property Management. The Miracle Mile Shops Property is managed by RFR Realty LLC and TriStar Management, LLC, affiliates of RFR and TriStar, respectively.

■
Partial Release.  The Miracle Mile Shops Loan documents permit, at any time, the borrower to obtain the release of the Harmon Corridor First Release Parcel, provided, among other things, the release is in compliance with the REMIC requirements. The borrower has delivered notice requesting the release of the Harmon Corridor First Release Parcel. In addition, the borrower may obtain the release, at any time, of the Harmon Corridor Second Release Parcel, provided, among other things, (i) the borrower pays lender a release price of $6.2 million together with any interest accrued and unpaid on such amount and the yield maintenance premium with respect to such release price and (ii) the release is in compliance with the REMIC requirements. Current tenants at the Harmon Corridor First Release Parcel are DB’s Pool & Pong Hall and Todai Sushi & Seafood Buffet, which have been excluded from the Underwritten Net Cash Flow.  The current tenant at the Harmon Corridor Second Release Parcel is Pampas Churrascaria, which leases 9,663 SF or 2.2% of NRA.  The release of the Harmon Corridor First Release Parcel may occur prior to or soon after the Closing Date.

■
Mezzanine or Secured Subordinate Indebtedness.  Future subordinate mezzanine financing in an amount not to exceed $100,000,000 is permitted, provided, among other things, (i) the mezzanine loan together with the Miracle Mile Shops Whole Loan has a combined loan-to-value ratio of no greater than 65%; (ii) the mezzanine loan together with the Miracle Mile Shops Whole Loan has a combined debt yield of no less than 7.925%; (iii) the Actual DSCR (taking into account the mezzanine loan and the Miracle Mile Shops Whole Loan) is at least 1.20x; (iv) the mezzanine lender under the mezzanine loan is a qualified lender (meeting requirements in the loan documents) and (v) the mezzanine lender has entered into an acceptable intercreditor agreement.

■
Terrorism Insurance.  To the extent lender determines such insurance is available, borrower is required to carry terrorism insurance with respect to “all risk” or “special perils” insurance in an amount equal to the full replacement cost of the Miracle Mile Shops Property (exclusive of excavations, foundations, underground utilities and overpour), containing a deductible no larger than $25,000 and eighteen (18) months of business interruption insurance; provided that, in the event the TRIPRA or subsequent similar statute, or reauthorization or extension of either of the foregoing is no longer in effect, the borrower is required to maintain terrorism insurance, but is not required to spend, with respect to terrorism insurance, more than two times the then-current premium with respect to the “all risk” or “special perils” insurance, commercial general liability insurance, business interruption insurance, and umbrella liability insurance (without giving effect to the cost of any terrorism component of such insurance); provided further that to the extent that such insurance is maintained pursuant to a blanket policy if such blanket policy covers any property (other than the Miracle Mile Shops Property) which is within 1,000 feet of the Miracle Mile Shops Property (the “Radius”), the limits of any such policy will be adequate to maintain the coverage set forth above for each property within the Radius that is covered by such blanket policy calculated on a total insured value basis, to the extent such coverage is commercially available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

One Union Square
212 Stockton Street
San Francisco, CA 94108
SAN FRANCISCO
FINANCIAL DISTRICT NORTH
Union Square
Portsmouth Square
St Marys Square
YERBA BUENA CENTER FOR THE ARTS
MOSCONE CENTER WEST
MOSCONE SOUTH
WESTFIELD SAN FRANCISCO CENTRE
CALIFORNIA ST
PINE ST
BUSH ST
SUTTER ST
POST ST
GEARY BLVD
O'FARRELL ST
ELLIS ST
EDDY ST
MARKET ST
MISSION ST
HOWARD ST
STOCKTON ST
POWELL ST
KEARNY ST
MONTGOMERY ST
SANSOME ST
BATTERY ST
CLAY ST
WASHINGTON ST
SACRAMENTO ST
JACKSON ST
San Francisco
Oakland
San Jose
PACIFIC OCEAN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance	$50,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$1,183.26
Size (SF)	42,256	Percentage of Initial Pool Balance	5.8%
Total Occupancy as of 6/30/2013	98.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2013	98.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987 / NAP	Mortgage Rate	5.1230%
Appraised Value	$110,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$7,041,480
Underwritten Expenses	$2,305,681	Escrows
Underwritten Net Operating Income (NOI)	$4,735,799	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,523,181	Taxes	$301,780	$50,297
Cut-off Date LTV Ratio	45.5%	Insurance	$0	$0
Maturity Date LTV Ratio	45.5%	Replacement Reserves	$0	$916
DSCR Based on Underwritten NOI / NCF	1.82x / 1.74x	TI/LC(1)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Principal’s New Cash Contribution	$60,459,375	54.0%	Purchase Price	$110,000,000	98.2%
Loan Amount	50,000,000	44.6	Other Uses	1,545,738	1.4
Other Sources	1,549,899	1.4	Reserves	301,780	0.3
Closing Costs	161,756	0.1

Total Sources	$112,009,274	100.0%	Total Uses	$112,009,274	100.0%

(1)	Monthly deposits in an amount equal to $8,333 are required if the TI/LC reserve is less than $300,000.

■
The Mortgage Loan.  The mortgage loan (the “One Union Square Loan”) is evidenced by a note in the principal amount of $50,000,000 and is secured by a first mortgage encumbering the borrower’s interest in a 42,256 SF mixed use building located in San Francisco, California (the “One Union Square Property”).  The One Union Square Loan was originated by Citigroup Global Markets Realty Corp. on September 16, 2013 and represents approximately 5.8% of the Initial Pool Balance.  The One Union Square Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and an interest rate of 5.1230% per annum.  The proceeds of the One Union Square Loan were primarily used to acquire the One Union Square Property.

The One Union Square Loan has an initial term of 120 months, has a remaining term of 118 months as of the Cut-off Date and requires interest only payments. The scheduled maturity date of the One Union Square Loan is the due date in October 2023.  Voluntary prepayment of the One Union Square Loan is permitted on or after the due date in July 2023.  Defeasance of the One Union Square Loan with certain obligations that are the direct obligations and are fully guaranteed by the full faith and credit of the United States of America or other obligations which are “government securities” permitted under the loan documents (and acceptable to the Rating Agencies) is permitted at any time after the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The One Union Square Property is a 42,256 SF, seven-story, mixed use building with approximately 27,085 SF of retail space, 14,630 SF of office space and 541 SF of non-revenue storage/basement space located in San Francisco, California. The One Union Square Property is situated at the northeast corner of Stockton Street and Geary Street adjacent to the Union Square public plaza.  The One Union Square Property is bound by Pine Street to the north, Market Street to the south, Kearny Street to the east and Taylor Street to the west.  The One Union Square Property is immediately southwest of the San Francisco Financial District which is the primary business hub for the Bay Area. The One Union Square Property was constructed in 1987.  As of June 30, 2013, the Total Occupancy and Owned Occupancy were both 98.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

The following table presents certain information relating to the major tenants at the One Union Square Property:

Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
Bulgari	NR / NR / A	16,188	38.3%	$3,467,293	59.1%	$214.19	1/15/2025	NA
Loro Piana	NR / NR / A	4,090	9.7	1,132,303	19.3	276.85	9/10/2015	1, 5-year option
Lacoste	NR / NR / NR	1,930	4.6	427,313	7.3	221.41	1/31/2014	NA
Vera Wang Bridal House	NR / NR / NR	4,877	11.5	258,700	4.4	53.04	6/30/2022	1, 5-year option
Handlery Hotels Inc	NR / NR / NR	4,885	11.6	214,940	3.7	44.00	11/30/2015	1, 3-year option
Union Square Investment Co. (3)	NR / NR / NR	4,850	11.5	203,700	3.5	42.00	8/31/2017	1, 5-year option
Richey International LTD	NR / NR / NR	4,895	11.6	166,430	2.8	34.00	9/30/2017	1, 5-year option
Largest Tenants		41,715	98.7%	$5,870,680	100.0%	$140.73
Vacant		541	1.30		0.0	0.00
Total / Wtd. Avg. All Owned Tenants		42,256	100.0%	$5,870,680	100.0%	$140.73

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	None of the tenants have the right to go dark. None of the tenants, with the exception of Union Square Investment Co., have a lease termination option.
(3)
Union Square Investment Co. has the option to terminate its lease, effective January 31, 2014, with 12 months’ notice and payment of six months of rent and unamortized tenant improvements, leasing commissions and free rent.  The tenant has been at the property since 1997.

The following table presents the lease rollover schedule at the One Union Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	1,930	4.6	4.6%	427,313	7.3	221.41	1
2015	8,975	21.2	25.8%	1,347,243	22.9	150.11	2
2016	0	0.0	25.8%	0	0.0	0.00	0
2017	9,745	23.1	48.9%	370,130	6.3	37.98	2
2018	0	0.0	48.9%	0	0.0	0.00	0
2019	0	0.0	48.9%	0	0.0	0.00	0
2020	0	0.0	48.9%	0	0.0	0.00	0
2021	0	0.0	48.9%	0	0.0	0.00	0
2022	4,877	11.5	60.4%	258,700	4.4	53.04	1
2023	0	0.0	60.4%	0	0.0	0.00	0
2024 & Thereafter	16,188	38.3	98.7%	3,467,293	59.1	214.19	1
Vacant	541	1.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	42,256	100.0%		$5,870,680	100.0%	$140.73	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the One Union Square Property:

Historical Leased %(1)
	2011	2012	As of 6/30/2013
Owned Space	98.7%	98.7%	98.7%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Union Square Property:

Cash Flow Analysis(1)
	2011	2012	TTM 5/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,570,293	$4,685,842	$4,772,990	$5,020,573	$118.81
Contractual Rent Steps	0	0	0	850,107	20.12
Total Rent	$4,570,293	$4,685,842	$4,772,990	$5,870,680	$138.93
Total Reimbursables	845,629	930,954	890,611	1,366,329	32.33
Other Income(3)	39,902	38,034	44,988	37,856	0.90
Vacancy & Credit Loss	0	0	0	(233,385)	(5.52)
Effective Gross Income	$5,455,824	$5,654,830	$5,708,589	$7,041,480	$166.64

Total Operating Expenses	$1,651,819	$1,770,607	$1,843,998	$2,305,681	$54.56

Net Operating Income	$3,804,005	$3,884,223	$3,864,591	$4,735,799	$112.07
Replacement Reserves	0	0	0	10,987	0.26
TI/LC	0	0	0	201,631	4.77
Net Cash Flow	$3,804,005	$3,884,223	$3,864,591	$4,523,181	$107.04

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent based on contractual rents as of 6/30/2013 and contractual rent steps through 10/1/2014. UW base rent is also based on the present value (8.5% discount rate) of rent escalations through the ten-year loan term for Bulgari.

(3)	Other Income includes contractual antenna lease payments. The current antenna lease term expires 9/30/2015 with one automatic five-year renewal that includes a 15% rent increase.

■	Appraisal. According to the appraisal, the One Union Square Property had an “as-is” appraised value of $110,000,000 as of an effective date of August 6, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated September 5, 2013, the environmental consultant recommended no further action other than an operations and maintenance plan for asbestos, which is currently in place.

■
Market Overview and Competition.  The One Union Square Property is located in San Francisco, California, which is part of San Jose-San Francisco-Oakland Combined Statistical Area.  San Francisco is the financial, cultural and transportation center of the San Francisco Bay Area.  The area is accessible via the San Francisco Municipal Railway, the Bay Area Rapid Transit, the Caltrain rail system, regional ferries and bus systems and major freeways. Downtown San Francisco is located approximately 10 miles north of the San Francisco International Airport.

The One Union Square Property is located at the northeast corner of Stockton Street and Geary Street adjacent to the Union Square public plaza.  Union Square is recognized as a popular shopping destination for the local population and tourists. The Stockton Street block includes high-end retailers such as Dior Homme, Gucci, Kurt Geiger and Johnston & Murphy. The east side of Union Square, along Post and Geary Streets, is home to the following luxury retailers: Cartier, Burberry, Prada, Chanel, Marc Jacobs and Valentino.

According to the appraisal and a market report, as of the second quarter of 2013, the San Francisco retail market contains a total inventory of approximately 83.5 million square feet of retail space with a direct vacancy rate of 3.5%. The Union Square submarket contains approximately 3.3 million square feet of retail space and a direct vacancy rate of 3.0%.  According to a market report, as of mid-year 2012 the average rental rate within the Union Square submarket was $450 per square foot per year on a triple net basis. The Union Square submarket experienced positive net absorption of approximately 35,600 square feet in the second quarter of 2013.  Per the appraisal, no new supply has been added to the Union Square submarket since 2006 and there is no available land for future development.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the One Union Square Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	Asking Rent per SF (Total Space)	Asking Rent per SF (Ground Floor)
One Union Square		42,256	$164.48	$787.41
838 Market Street	Converse	18,435	$92.00	$233.77
108 Geary Street	Yves Saint Laurent	2,981	$186.04	$385.00
2 Stockton Street	XXI Forever	53,442	$64.56	$258.22
383 Geary Street	Express	18,092	$160.29	$468.19
214 Grant Avenue	Coach	5,058	$286.00	$641.79
324 Stockton Street	Cole Haan	6,000	$146.00	$331.57
295 Geary Street	Swarovski	2,282	$386.00	$699.64
236 Powell Street	Journey’s	1,764	$249.00	$249.00
Total / Wtd. Avg.(2)		108,053	$105.20	$323.90

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the One Union Square Property.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the One Union Square Property:

Office Lease Comparables(1)

Property	Tenant Name	Total GLA	Asking Rent per SF
One Union Square		14,630	$38.66
214 Grant Avenue	Razoo	4,151	$49.00
220 Sansome Street	Muhtayzik Hoffer	7,050	$51.00
580 California Street	North Point Advisors	4,971	$62.00
575 Market Street	Harbert Management	2,735	$53.00
575 Market Street	Norwegian Consulate	5,189	$51.00
115 Sansome Street	Parse	9,240	$51.00
44 Montgomery Street	Resverlogic	3,885	$51.00
1 Maritime Plaza	Elan Management	7,619	$65.50
Total / Wtd. Avg.(2)		44,840	$54.62

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the One Union Square Property.

The following table presents certain information relating to certain sales comparables provided in the appraisal for the One Union Square Property:

Sales Comparables(1)
Property Name	City	Sale Date	Year Built / Renovated	Total GLA	Sale Price	Sale Price PSF	Occupancy
33 Grant Avenue	San Francisco	December 2012	1910 / 2012	5,770	$7,900,000	$1,369.15	100%
240 Post Street	San Francisco	September 2012	1909 / 2012	38,479	$79,200,000	$2,058.27	100%
152 Geary Street	San Francisco	August 2012	1907 / 2008	9,250	$20,000,000	$2,162.16	100%
101 Post Street	San Francisco	April 2011	1956 / 2011	17,090	$17,450,000	$1,021.06	100%
156 Geary Street	San Francisco	January 2008	1907 / NAP	10,450	$23,500,000	$2,248.80	100%
664-670 N Michigan Avenue	Chicago	March 2013	2012 / NAP	18,141	$86,000,000	$4,740.64	91%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

The Borrower.  The borrower is Geary-Stockton Realty LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Union Square Loan. Geary-Stockton Realty LLC is a 50/50 joint venture between General Growth Properties, Inc. (“GGP”) and Ashkenazy Acquisition Corporation. Ben Ashkenazy is the non-recourse carveout guarantor of the One Union Square Loan.

GGP is a fully integrated, self-managed and self-administered real estate investment trust focused on owning, managing, leasing and redeveloping regional malls throughout the United States. GGP’s portfolio is comprised of 123 regional malls in the United States totaling approximately 124 million SF. GGP is headquartered in Chicago, Illinois, and publicly traded on the NYSE. GGP is the second largest retail property REIT in the U.S.

Ashkenazy Acquisition Corporation is a private real estate investment firm headquartered in New York City focusing on retail and office assets. Ashkenazy Acquisition Corporation has acquired over 13 million square feet of retail, office and residential properties, located throughout the United States and Canada. With a portfolio containing more than 100 buildings valued at approximately $5 billion, Ashkenazy Acquisition Corporation has established a significant performance history in purchasing and managing assets.  Ashkenazy Acquisition Corporation consists of an experienced team of in-house, seasoned professionals, including acquisitions, finance, construction, leasing, development and marketing personnel.

■	Escrows. In connection with the origination of the One Union Square Loan, the borrower funded aggregate reserves of $301,780 for real estate taxes with respect to the One Union Square Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the One Union Square Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved blanket policy in accordance with the loan documents, (iii) replacement reserves in an amount equal to $916 and (iv) a tenant improvement and leasing commission reserve in an amount equal to $8,333, to the extent the balance of such account is less than $300,000.

A “One Union Square Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.25x and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.30x for two consecutive calendar quarters, and (z) in the case of clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan documents, in each case, so long as no other One Union Square Trigger Period shall then exist.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) a Specified Tenant being in monetary default under its lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of its space, (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any such Specified Tenant lease failing to otherwise be in full force and effect and (v) any bankruptcy or similar insolvency of a Specified Tenant, provided that, with respect to the immediately preceding clauses (i) through (v), in each instance, the debt yield (as calculated under the loan documents) is less than 8.25%, and (B) expiring upon the first to occur of (1) the debt yield (as calculated under the loan documents) equaling or exceeding 8.25% for two consecutive calendar quarters and (2) lender’s receipt of evidence reasonably acceptable to lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to lender) of (I) the Specified Tenant renewing the Specified Tenant lease prior to its then applicable expiration in accordance with the terms and conditions of the Specified Tenant lease, (II) the satisfaction of the Specified Tenant Cure Conditions or (III) the borrower leasing the entire Specified

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

Tenant Space (or applicable portion thereof) in accordance with the applicable terms and conditions of the loan documents for a minimum term of five years, and the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full, unabated amount of the rent due under its lease.

A “Specified Tenant” means, as applicable, (i) Bulgari Corporation of America, together with any parent or affiliate thereof providing credit support or a guaranty under the related Specified Tenant lease or (ii) any other lessee(s) of the Specified Tenant Space (or any portion thereof) approved by lender in its reasonable discretion.

A “Specified Tenant Space” means, that portion of the One Union Square Property demised as of September 16, 2013 to the initial Specified Tenant pursuant to the initial Specified Tenant lease. References to “applicable portions” of the Specified Tenant Space (or words of similar import) are deemed to refer to the portion of the Specified Tenant Space demised pursuant to the applicable Specified Tenant lease(s) entered into after September 16, 2013 in accordance with the applicable terms and conditions of the loan agreement.

“Specified Tenant Cure Conditions” means, each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant Space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction and (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

■
Lockbox and Cash Management.  The One Union Square Loan is structured with a hard lockbox with springing cash management.  The loan documents require the borrower to cause all rents (excluding (i) rents paid by licensees and other miscellaneous payors, (ii) de minimus income and (iii) rents generated pursuant to multi-property sponsorship and advertising programs which are attributable to the One Union Square Property) to be delivered directly to the lender-controlled lockbox account.  During the continuance of a One Union Square Trigger Period (other than by reason of lender’s acceleration of the loan or an Enforcement Action), all sums on deposit in the lockbox account are required to be transferred to the cash management account and applied in the following order:  (1) to fund the monthly tax deposit into the tax account, (2) to fund the monthly insurance deposit into the insurance account, (3) to fund any fees and expenses of the cash management bank, (4) to fund the debt service due on the then applicable monthly payment date into the debt service account, (5) to fund the next monthly capital expenditure deposit to the capital expenditure funds (without duplication of funds to be used to pay capital expenditures for the applicable period, (6) to fund the next monthly rollover deposit to the rollover funds, (7) to fund the monthly amount due to pay any interest accruing at the default rate, late payment charges, and other amounts due and payable under the loan documents, (8) funds sufficient to pay the operating expense monthly deposit into the operating expense account and replacement reserves into the replacement reserve account and (9) funds sufficient to pay for extraordinary expenses for the applicable period.  Any amounts remaining in the cash management account after such deposits (net of an amount not to exceed $1,000) are to be deposited into the excess cash flow account, and to the extent that no One Union Square Trigger Period exists, all funds remaining in the cash management account are to be disbursed to borrower.  Upon the earlier of (A) lender’s acceleration of the loan and (B) any Enforcement Action, lender may apply any amounts then on deposit in the lockbox account and/or the cash management account to the payment of the debt in any order, proportion and priority as lender may determine in its sole and absolute discretion.

“Enforcement Action” means any initiation by lender of foreclosure proceedings, exercise of a power of sale, or proceedings for the appointment of a receiver (or the initiation by lender of any judicial action in respect of the note as a predicate to any such proceedings or exercise of a power of sale).  For avoidance of doubt, a filing of a complaint in a court of competent jurisdiction, or a delivery of notice of foreclosure by power of sale in accordance with applicable law, or an application for appointment of a receiver in accordance with

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ONE UNION SQUARE

applicable law, or the filing of an executed notice of default in the real property records, each independently constitutes an Enforcement Action even if there is a subsequent delay.  In addition, an “Enforcement Action” is deemed to have occurred, without any need for further action by lender or any other party, immediately upon the occurrence of any of the following: (x) the maturity date (unless lender fails to initiate any of the foregoing actions within thirty (30) days thereafter), (y) any bankruptcy action in respect of borrower or guarantor or (z) any affirmative or collusive action by borrower, guarantor, any affiliate, officer, director or representative of borrower that controls the borrower, the holder of any mezzanine loan or any other party to stay, hinder or delay lender’s ability to initiate an Enforcement Action.

■
Property Management.  The One Union Square Property is managed by AAC Management Corp. which is a borrower-affiliated entity.  The lender has the right to require the borrower to terminate the management agreement and replace the property manager with a qualified manager which is not an affiliate of, but is chosen by, the borrower upon the occurrence of any one or more of the following events: (a) at any time following the occurrence of and during the continuation of an event of default, (b) if the property manager is in default in any material respect under the management agreement beyond any applicable notice and cure period, (c) if the property manager becomes insolvent or a debtor in any bankruptcy action (provided, however, that if the bankruptcy action was involuntary and not consented to by the property manager, upon such bankruptcy action not being discharged, stayed or dismissed within ninety days) or (d) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■
Intercompany Indebtedness. The borrower’s sole member is a joint venture between San Fran Iconic Member LLC (the “Ashkenazy Member”) and Westroads-Oaks, Inc. (the “GGP Member”).  The GGP Member made a loan to the Ashkenazy Member, which loan is secured by a pledge of 100% of the Ashkenazy Member’s limited liability company interest in the borrower’s sole member.  The related loan documents permit the Ashkenazy Member to transfer its interest in the related borrower to the GGP Member provided that certain conditions set forth in the loan documents are satisfied, including, without limitation, (i) delivery of a new non-consolidation opinion in certain circumstances, (ii) not less than fifty percent (50%) of the direct or indirect equity interests in the borrower must be owned directly or indirectly by GGP Limited Partnership, a Delaware limited partnership, or one or more of its subsidiaries and the borrower must be controlled by GGP Limited Partnership or one or more of its subsidiaries, (iii) the One Union Square Property must be managed by a ‘qualified manager’, as the term is defined in the loan documents and (iv) one or more acceptable replacement guarantors must assume all obligations of the guarantor under the existing guaranty and of the related indemnitor under the environmental indemnity or provide a replacement guaranty and environmental indemnity satisfactory to lender.  In addition, the loan documents permit GGP Limited Partnership or certain constituent entities thereof to pledge, as security for debt to a “qualified lender,” certain of such pledging parties’ assets (including the indirect equity interests such party holds in the borrower) and the holder of such pledge or security interest may exercise any remedies or rights pursuant to such pledge or security instrument without the lender’s consent, provided that certain conditions set forth in the related loan documents are satisfied, including, without limitation, (i) delivery of a new non-consolidation opinion in certain circumstances, (ii) the One Union Square Property must be managed by a ‘qualified manager’, as the term is defined in the related loan documents, (iii) there will be substantial collateral for such debt in addition to the indirect equity pledge and (iv) if such transfer results in a change of control of the borrower or guarantor, and if the lender so requires following a securitization, borrower must obtain Rating Agency Confirmation.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the One Union Square Property, plus twelve months of business interruption coverage with an additional twelve month extended period of indemnity, or until the income is restored to prior level.  The terrorism insurance is required to contain a deductible that is no larger than $100,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

RENAISSANCE WOODBRIDGE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RENAISSANCE WOODBRIDGE

CARTIFACT
Maplewood
Summit
New Providence
Mountainside
Kenilworth
Union County College
Kean University
NEWARK LIBERTY INTERNATIONAL AIRPORT
Elizabeth
Roselle Park
Westfield
Roselle
The Outlet Collection Jersey Gardens
Watchung
Fanwood
North Plainfield
Plainfield
Linden
LINDEN AIRPORT
St Marys Cemetery
St Gertrudes Cemetery
NEW JERSEY
Dunellen
Iselin
Carteret
South Plainfield
Renaissance Woodbridge
515 United States Highway 1 South
Iselin, NJ 08830
Woodbridge Center Mall
Menlo Park Mall
Metuchen
NEW YORK
Edison
Perth Amboy
STATEN ISLAND
Highland Park
Middlesex County College
Raritan Bay
Rutgers University Cook Douglass Campus
Rutgers University Livingston Campus
Brunswick Shopping Center
GARDEN STATE PARKWAY
NEW JERSEY TURNPIKE
NE Corridor
Raritan Valley
Gladstone
New York
Newark
Elizabeth
Westfield
Brooklyn
Staten Island
Woodbridge Township
PENN.
Princeton
Trenton
NEW JERSEY
Philadelphia
Atlantic Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RENAISSANCE WOODBRIDGE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Iselin, New Jersey	Cut-off Date Principal Balance	$34,834,936
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$112,009.44
Size (Rooms)	311	Percentage of Initial Pool Balance	4.0%
Total TTM Occupancy as of 7/31/2013	79.3%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 7/31/2013	79.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / 2008-2010	Mortgage Rate	5.2650%
Appraised Value	$53,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	300
Underwritten Revenues	$17,268,459	Original Interest-Only Period (Months)	NAP
Underwritten Expenses	$12,864,791
Underwritten Net Operating Income (NOI)	$4,403,668	Escrows
Underwritten Net Cash Flow (NCF)	$3,540,668	Upfront	Monthly
Cut-off Date LTV Ratio	65.7%	Taxes	$0	$39,839
Maturity Date LTV Ratio(1)	53.7%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.75x / 1.40x	FF&E	$0	$71,917
Debt Yield Based on Underwritten NOI / NCF	12.6% / 10.2%	Other(2)	$583,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	100.0%	Loan Payoff	$30,559,693	87.3%
Principal Equity Distribution	3,315,095	9.5
Reserves	583,125	1.7
Closing Costs	542,087	1.5

Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $58,200,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 59.0%.  See “– Appraisal” below.

(2)	Other reserves represent a deferred maintenance reserve.

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The Mortgage Loan.  The mortgage loan (the “Renaissance Woodbridge Loan”) is evidenced by a note in the original principal amount of $35,000,000 and is secured by a first mortgage encumbering in a 311-room full-service hotel located in Iselin, New Jersey (the “Renaissance Woodbridge Property”).  The Renaissance Woodbridge Loan was originated by Starwood Mortgage Capital LLC and subsequently acquired by Starwood Mortgage Funding I LLC.  The Renaissance Woodbridge Loan was originated on September 6, 2013 and represents approximately 4.0% of the Initial Pool Balance.  The note evidencing the Renaissance Woodbridge Loan has an outstanding principal balance as of the Cut-off Date of $34,834,936 and has an interest rate of 5.2650% per annum.  The proceeds of the Renaissance Woodbridge Loan were primarily used to refinance existing debt on the Renaissance Woodbridge Property, fund reserves and other costs in connection with the origination of the Renaissance Woodbridge Loan and return equity to the principals of the borrower.

The Renaissance Woodbridge Loan had an initial term of 60 months and has a remaining term of 57 months. The Renaissance Woodbridge Loan requires payments of interest and principal based on a 25-year amortization schedule.  The Renaissance Woodbridge Loan is scheduled to mature on September 6, 2018.  Voluntary prepayment of the Renaissance Woodbridge Loan is prohibited prior to June 6, 2018.  Defeasance of the Renaissance Woodbridge Loan with direct, non-callable obligations of the United States of America is permitted at any time after the first due date following the second anniversary of the Closing Date.

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The Mortgaged Property.  The Renaissance Woodbridge Property is a 311-room full service hotel located in Iselin, New Jersey that was originally constructed in 1986 and underwent an extensive $20 million renovation between 2008 and 2010. On-site amenities include a restaurant, lounge, Starbucks coffee kiosk, 25,000 SF of meeting space, indoor and outdoor pools, a fitness center, a rental car service desk and a business center. The Renaissance Woodbridge Property is located near the Woodbridge MetroPark, in the northeast quadrant of the intersection formed by Interstate 95 and Garden State Parkway. The Renaissance Woodbridge Property’s neighborhood is defined by U.S. Route 1 to the south, the Garden State Parkway to the east, Middlesex Turnpike to the north and Lincoln Highway to the west.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RENAISSANCE WOODBRIDGE

The following table presents certain information relating to the 2012 market mix with respect to the Renaissance Woodbridge Property, as provided in the appraisal for the Renaissance Woodbridge Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Renaissance Woodbridge	34%	23%	43%

(1)	Source: Appraisal

The following table presents certain information relating to the trailing twelve-month period through June 2013 penetration rates relating to the Renaissance Woodbridge Property, as provided in a June 2013 travel research report:

TTM Through 6/30/2013 Penetration Rates(1)

	Competitive Set			TTM 6/30/2013			Penetration Factor
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Renaissance Woodbridge	71.7%	$115.42	$82.76	79.0%	$123.12	$97.21	110.1%	106.7%	117.5%

(1)	Source: June 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Renaissance Woodbridge Property:

Renaissance Woodbridge(1)
	2010(1)	2011(1)	2012(1)	TTM 7/31/2013(1)	Underwritten
Occupancy	63.0%	72.7%	76.3%	79.3%	79.3%
ADR	$105.04	$112.73	$119.42	$124.07	$124.07
RevPar	$66.19	$81.91	$91.16	$98.38	$98.38

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Renaissance Woodbridge Property.

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$7,514,116	$9,297,534	$10,347,720	$11,167,453	$11,167,453	$35,908
Food & Beverage Revenue	4,200,432	4,736,732	5,166,934	5,735,722	5,735,722	18,443
Other Departmental Revenue(2)	259,577	177,293	189,965	190,182	190,182	612
Other Income(3)	75,913	92,200	91,284	175,102	175,102	563
Total Revenue	$12,050,038	$14,303,759	$15,795,903	$17,268,459	$17,268,459	$55,526

Room Expense	$1,998,734	$2,366,178	$2,529,598	$2,631,863	$2,631,863	$8,463
Food & Beverage Expense	3,059,476	3,418,485	3,447,473	3,493,441	3,493,441	11,233
Other Expense	244,662	305,930	229,809	208,521	208,521	670
Total Departmental Expense	$5,302,872	$6,090,593	$6,206,880	$6,333,825	$6,333,825	$20,366
Total Undistributed Expense	5,044,524	5,605,159	5,825,319	5,992,228	5,991,364	19,265
Total Fixed Charges	493,678	494,157	493,087	511,351	539,602	1,735
Total Operating Expenses	$5,538,202	$6,099,316	$6,318,406	$6,503,579	$6,530,966	$21,000

Net Operating Income	$1,208,964	$2,113,850	$3,270,617	$4,431,055	$4,403,668	$14,160
FF&E	0	0	0	690,738	863,000	2,775
Net Cash Flow	$1,208,964	$2,113,850	$3,270,617	$3,740,317	$3,540,668	$11,385

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other departmental revenue consists of telephone charges, valet laundry and the market-pantry.
(3)	Other income includes attrition fees and rental income from National Rental Car, located at the front office of the Renaissance Woodbridge Property.

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Appraisal.  According to the appraisal, the Renaissance Woodbridge Property had an aggregate “as-is” appraised value of $53,000,000 as of an effective date of July 24, 2013 and is expected to have an aggregate “as stabilized” appraised value of $58,200,000 as of an effective date of August 1, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RENAISSANCE WOODBRIDGE

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Environmental Matters.  According to a Phase I environmental report, dated August 7, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan.

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Market Overview and Competition.  The Renaissance Woodbridge Property represents one full-service hotel located in Iselin, New Jersey, in the New York-Newark-Bridgeport, NY-NJ-CT-PA Combined Statistical Area.  The Renaissance Woodbridge Property is 25 miles southwest of midtown Manhattan and has close proximity to the NJ PATH train and Newark Liberty International Airport.  The Renaissance Woodbridge Property is accessible via the Garden State Parkway and Interstate 95.

There are seven hotels comprising 1,841 rooms, including the Renaissance Woodbridge Property, in the Renaissance Woodbridge Property’s competitive set. As of year-end 2012, the market was 70.4% occupied with an average rate of $112.06 and an average RevPAR of $78.87. The market is primarily driven by commercial (43%) followed by meeting and group (34%), and leisure (23%) demand generators.

There are no new hotels in the construction pipeline which would compete with the Renaissance Woodbridge Property.

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The Borrower.  The borrower is 44 Inn America Woodbridge Associates, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Renaissance Woodbridge Loan.  The borrower of the Renaissance Woodbridge Loan is indirectly owned, in part, by Allen Weingarten and Hasu Shah, who are the non-recourse carve-out guarantors under the Renaissance Woodbridge Loan.

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Escrows.  At origination, the borrower funded a reserve of $583,125 for deferred maintenance with respect to the Renaissance Woodbridge Property.  On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve requirements); and (ii) a reserve for FF&E and other capital improvements in an amount equal to one-twelfth of 5% of the annual gross revenue for the Renaissance Woodbridge Property.

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Lockbox and Cash Management.  The Renaissance Woodbridge Loan is structured with a springing lockbox which will be established upon the commencement of a Renaissance Woodbridge Sweep Event Period.  Following the occurrence of a Renaissance Woodbridge Sweep Event Period, the borrower is required to establish a lender-controlled lockbox account and to deposit or cause to be deposited all revenue generated by the Renaissance Woodbridge Property into such account.  Following the occurrence of a Renaissance Woodbridge Sweep Event Period, the funds on deposit in the lockbox account are required to be transferred on a daily basis to a lender-controlled cash management account.  On each due date during a Renaissance Woodbridge Sweep Event Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, fund required reserves and pay operating expenses, and all remaining amounts will be deposited in the excess cash flow reserve account and held as additional collateral and security for the Renaissance Woodbridge Loan.  If no Renaissance Woodbridge Sweep Event Period is continuing, all remaining amounts in the excess cash flow reserve account will be disbursed to the borrower.  During the continuance of an event of default under the Renaissance Woodbridge Loan, the lender may apply all funds on deposit in the cash management account and the excess cash flow reserve account, if any, to amounts payable under the Renaissance Woodbridge Loan in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RENAISSANCE WOODBRIDGE

A “Renaissance Woodbridge Sweep Event Period” means any period commencing upon any of (i) the occurrence of an event of default under the Renaissance Woodbridge Loan, (ii) the debt service coverage ratio of the Renaissance Woodbridge Property (based on the trailing 12 calendar months and as determined by lender) is at any time less than 1.15x or (iii) a Franchise Agreement Event; and such Renaissance Woodbridge Sweep Event Period will terminate, (1) with respect to a Renaissance Woodbridge Sweep Event Period commenced in connection with clause (i), the cure, if any, of such event of default under the Renaissance Woodbridge Loan and lender’s acceptance of such cure, in lender’s sole discretion (provided no other Renaissance Woodbridge Sweep Event Period is in existence), (2) with respect to a Renaissance Woodbridge Sweep Event Period commenced in connection with clause (ii), the debt service coverage ratio (based on the trailing 12 calendar months and as determined by lender) equals at least 1.25x for six consecutive calendar months (provided no other Renaissance Woodbridge Sweep Event Period is in existence) and (3) with respect to a Renaissance Woodbridge Sweep Event Period commenced in connection with clause (iii), a Franchise Agreement Event Cure (provided no other Renaissance Woodbridge Sweep Event Period is in existence).

A “Franchise Agreement Event” means the termination or expiration of the franchise agreement with Marriott International, Inc. to which the Renaissance Woodbridge Property is subject.

A “Franchise Agreement Event Cure” means the execution, delivery and subsequent effectiveness of a replacement franchise agreement between the borrower and a replacement franchisor reasonably acceptable to the lender.

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Property Management.  The Renaissance Woodbridge Property is currently managed by Hersha Hospitality Management, LP, an affiliate of the borrower.  Under the loan documents, Hersha Hospitality Management, LP cannot be replaced as manager by the borrower, except with a management company meeting certain criteria specified in the loan documents.  The lender may replace Hersha Hospitality Management, LP as manager (i) if there is a material default by Hersha Hospitality Management, LP under the management agreement, (ii) if Hersha Hospitality Management, LP files a bankruptcy petition or a similar event occurs, (iii) during an event of default under the Renaissance Woodbridge Loan, (iv) if at any time Hersha Hospitality Management, LP has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (v) if the debt service coverage ratio of the Renaissance Woodbridge Property (based on the trailing 12 calendar months and as determined by lender) is at any time less than 1.05x.

■	Mezzanine or Subordinate Indebtedness: Not permitted.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Renaissance Woodbridge Property, plus 18 months of business interruption coverage in an amount equal to 100% of the projected gross revenue (on an actual loss sustained basis) from the Renaissance Woodbridge Property for such period or until the restoration of the Renaissance Woodbridge Property has been completed.  The terrorism insurance is required to contain a deductible that is acceptable to the lender.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

CARTIFACT
Shreveport
Bossier City
DOWNTOWN RIVERFRONT
FREESTATE-NORTH HIGHLANDS
SHREVEPORT DOWNTOWN AIRPORT
SHREVEPORT REGIONAL AIRPORT
BARKSDALE AIR FORCE BASE
Kings Crossing
7141 Youree Drive
Shreveport, LA 71105
MOORETOWN AND HOLLYWOOD HEIGHTS
CEDER GROVE-LYNBROOK
SPRINGLAKE-UNIVERSITY TERRACE
JENKINS-PINECROFT
HYDE PARK BROOKWOOD-SOUTHERN HILLS
ELLERBE WOODS
Cross Lake
Southern University At Shreveport
Christus Schumpert Health System
Centenary College Of Louisiana
Willis-Knighton Medical Center
Independence Stadium
LSU Health Sciences Center
Mall St Vincent
Shreve City Shopping Center
LifeCare Pierremont Health Center
Louisiana State University-Shreveport
Christus Schumpert Highland Hospital
Willis-Knighton South Hospital
Forest Park West Cemetery
Centuries Memorial Cemetery
Louisiana Boardwalk
Harrah's Louisiana Downs
INNER LOOP EXPY
Gulf of Mexico
New Orleans
Baton Rouge
Jackson
Shreveport
AR
LA
MS
TX

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Shreveport, Louisiana	Cut-off Date Principal Balance	$27,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$101.55
Size (SF)	270,805	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 9/12/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/12/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate	5.1150%
Appraised Value	$37,480,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$3,664,980	Original Interest Only Period (Months)	12
Underwritten Expenses	$713,033
Underwritten Net Operating Income (NOI)	$2,951,947	Escrows
Underwritten Net Cash Flow (NCF)	$2,848,139	Upfront	Monthly
Cut-off Date LTV Ratio	73.4%	Taxes	$327,948	$24,396
Maturity Date LTV Ratio(1)	61.9%	Insurance	$28,753	$2,875
DSCR Based on Underwritten NOI / NCF	1.64x / 1.59x	TI/LC/Replacement Reserve(2)(3)	$200,000	$8,651
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.4%	Other(4)	$1,456,495	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,500,000	75.4%	Purchase Price	$34,191,349	93.7%
Principal’s New Cash Contribution	8,996,220	24.6	Reserves	2,013,195	5.5
Closing Costs	291,676	0.8

Total Sources	$36,496,220	100.0%	Total Uses	$36,496,220	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $37,630,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 62.1%. See “—Appraisal” below.

(2)	A general TI/LC/replacement reserve for tenant improvement, leasing commission costs and capital expenditures in the amount of $200,000 was established at origination.
(3)	TI/LC reserves are capped at $375,000 through December 30, 2016. Starting December 31, 2016, the TI/LC reserves cap will be $250,000.
(4)	Other reserves represent tenant reserves of $1,394,651 and $9,000 with respect to the leases of two tenants, Conn’s Inc. and Simply Mac, respectively, and a deferred maintenance reserve of $52,844.

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The Mortgage Loan.  The mortgage loan (the “Kings Crossing Loan”) is evidenced by a note in the original principal amount of $27,500,000 and is secured by a first mortgage encumbering a retail power center located in Shreveport, Louisiana known as Kings Crossing (the “Kings Crossing Property”).  The Kings Crossing Loan was originated by Starwood Mortgage Capital LLC and was subsequently purchased by Starwood Mortgage Funding I LLC.  The Kings Crossing Loan was originated on September 18, 2013 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing the Kings Crossing Loan has an outstanding principal balance as of the Cut-off Date of $27,500,000 and has an interest rate of 5.1150% per annum.  The proceeds of the Kings Crossing Loan were used to acquire the Kings Crossing Property.

The Kings Crossing Loan had an initial term of 120 months and has a remaining term of 118 months.  The Kings Crossing Loan requires interest only payments for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule.  The Kings Crossing Loan is scheduled to mature on October 6, 2023.  Voluntary prepayment of the Kings Crossing Loan is prohibited prior to June 6, 2023. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

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The Mortgaged Property. The Kings Crossing Property is an approximately 270,805 SF retail power center located in Shreveport, Louisiana and was constructed in 2005.  The Kings Crossing Property is located in the Shreveport metropolitan statistical area at the intersection of Youree Drive and East 70th Street. The Kings Crossing Property’s space that constitutes collateral for the Kings Crossing Loan totals approximately 270,805 SF, is anchored by Conn’s Inc. (which is expected to take occupancy in February 2014) and contains the following junior anchors: Petsmart, Cost Plus Inc. World Market and Pier 1 Imports. The Kings Crossing Property is also anchored by a Lowes Home Centers Inc. which is situated on a ground-leased pad. Restaurant pads that are ground leased include Romano’s Macaroni Grill, Longhorn Steakhouse and Krispy Kreme Doughnut Corp. Other notable tenants include The Mens Wearhouse, Moe’s Southwest Grill, Starbucks and Gamestop. As of September 12, 2013, the Total Occupancy was 100.0% and Owned Occupancy was 100.0%, inclusive of tenant Conn’s Inc. which has executed a lease but not yet taken occupancy of its space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Kings Crossing Property:

KINGS CROSSING

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Lowes Home Centers Inc. (GL)(2)	NR / A3 / A-	115,000	42.5%	Yes	$804,228	$6.99	3/30/2024	NA	NA	6, 5-year options
Conn’s Inc.(3)(4)	NR / NR / NR	60,637	22.4	Yes	$761,570	$12.56	1/31/2024	NA	NA	4, 5-year options
Total Anchors		175,637	64.9%

Jr. Anchors
Petsmart(5)	NR / NR / BB+	19,682	7.3%	Yes	$383,539	$19.49	8/31/2015	NA	NA	3, 5-year options
Cost Plus Inc. World Market(6)	NR / NR / BBB+	18,230	6.7	Yes	$324,943	$17.82	1/31/2016	NA	NA	4, 5-year options
Pier 1 Imports	NR / NR / NR	10,815	4.0	Yes	$239,009	$22.10	5/31/2015	NA	NA	2, 5-year options
Total Jr. Anchors		48,727	18.0%

Occupied In-line		25,502	9.4%		$825,948	$32.39
Occupied Outparcel/Other(7)		20,939	7.7%		$488,878	$23.35
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		270,805	100.0%
Total SF		270,805	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Lowes Home Centers Inc. lease is a ground lease.
(3)	Conn’s Inc. has executed its lease but has not yet taken occupancy or commenced paying rent. Conn’s Inc. is expected to take occupancy in February 2014.
(4)
Conn’s Inc. will be allowed to pay 50% reduced rent if two or more of Petsmart, Cost Plus Inc. World Market, Pier 1 Imports and/or Lowes Home Centers Inc. are not in occupancy at the Kings Crossing Property for three consecutive months. If such co-tenancy condition is not remedied within 12 months, Conn’s Inc. will have the right to terminate its lease.

(5)
Petsmart will be allowed to pay 50% reduced rent if Lowes Home Centers Inc. or at least one national or regional retailer whose premises consist of 20,000 SF is not open and operating at the Kings Crossing Property for 120 days. If such co-tenancy condition is not remedied within 12 months, Petsmart will have the right to terminate its lease.

(6)
Cost Plus Inc. World Market will be allowed to pay 50% reduced rent if Linens N’ Things (vacated in September 2006) or any replacement tenant deemed acceptable to Cost Plus Inc. World Market is not open and operating at the Kings Crossing Property for more than 30 days. If such co-tenancy condition is not remedied within 360 days, Cost Plus Inc. World Market will have the right to terminate its lease. Cost Plus Inc. World Market is now paying full rent following the vacancy left by Linens ‘N Things and its option to terminate has expired.

(7)
All outparcel SF consists of ground leased restaurant pads and is occupied by four tenants: Romano’s Macaroni Grill (6,991 SF), Longhorn Steak House (6,347 SF), Krispy Kreme Doughnut Corp. (4,056 SF) and Raising Canes Restaurant (3,545 SF).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Kings Crossing Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Lowes Home Centers Inc. (GL)(2)	NR / A3 / A-	115,000	42.5%	$750,000	23.1%	$6.52	3/30/2024	NA	NA	6, 5-year options
Conn’s Inc. (3)(4)	NR / NR / NR	60,637	22.4	545,733	16.8	9.00	1/31/2024	NA	NA	4, 5-year options
Petsmart(5)	NR / NR / BB+	19,682	7.3	314,912	9.7	16.00	8/31/2015	NA	NA	3, 5-year options
Cost Plus Inc. World Market(6)	NR / NR / BBB+	18,230	6.7	268,893	8.3	14.75	1/31/2016	NA	NA	4, 5-year options
Pier 1 Imports	NR / NR / NR	10,815	4.0	202,781	6.3	18.75	5/31/2015	NA	NA	2, 5-year options
Raising Canes Restaurant	NR / NR / NR	3,545	1.3	174,000	5.4	49.08	4/30/2020	NA	NA	5, 5-year options
Velocity MD	NR / NR / NR	4,544	1.7	113,600	3.5	25.00	1/31/2019	NA	NA	2, 5-year options
Starbucks Corporation	A- / Baa2 / A-	1,760	0.6	102,608	3.2	58.30	4/30/2016	NA	NA	4, 5-year options
Longhorn Steakhouse (GL)(2)	BBB- / Baa2 / BBB-	6,347	2.3	102,300	3.2	16.12	10/31/2015	NA	NA	4, 5-year options
The Mens Wearhouse	NR / NR / NR	4,400	1.6	101,200	3.1	23.00	2/29/2016	NA	NA	1, 5-year option
Ten Largest Owned Tenants		244,960	90.5%	$2,676,027	82.5%	$10.92
Remaining Owned Tenants		25,845	9.5	567,950	17.5	21.98
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		270,805	100.0%	$3,243,977	100.0%	$11.98

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Lowes Home Centers Inc. lease and the Longhorn Steakhouse lease are ground leases.
(3)
Conn’s Inc. will be allowed to pay 50% reduced rent if two or more of Petsmart, Cost Plus Inc. World Market, Pier 1 Imports and/or Lowes Home Centers Inc. are not in occupancy at the Kings Crossing Property for three consecutive months. If such co-tenancy condition is not remedied within 12 months, Conn’s Inc. will have the right to terminate its lease.

(4)	Conn’s Inc. has executed its lease but has not yet taken occupancy or commenced paying rent. Conn’s Inc. is expected to take occupancy in February 2014.
(5)
Petsmart will be allowed to pay 50% reduced rent if Lowes Home Centers Inc. or at least one national or regional retailer whose premises consist of 20,000 SF is not open and operating at the Kings Crossing Property for 120 days. If such co-tenancy condition is not remedied within 12 months, Petsmart will have the right to terminate its lease.

(6)
Cost Plus Inc. World Market will be allowed to pay 50% reduced rent if Linens N’ Things (vacated in September 2006) or any replacement tenant deemed acceptable to Cost Plus Inc. World Market is not open and operating at the Kings Crossing Property for more than 30 days. If such co-tenancy condition is not remedied within 360 days, Cost Plus Inc. World Market will have the right to terminate its lease. Cost Plus Inc. World Market is now paying full rent following the vacancy left by Linens ‘N Things and its option to terminate has expired.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

The following table presents certain information relating to the lease rollover schedule at the Kings Crossing Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	57,641	21.3	21.3%	1,050,754	32.4	18.23	11
2016	27,038	10.0	31.3%	549,890	17.0	20.34	4
2017	0	0.0	31.3%	0	0.0	0.00	0
2018	2,400	0.9	32.2%	60,000	1.8	25.00	1
2019	4,544	1.7	33.8%	113,600	3.5	25.00	1
2020	3,545	1.3	35.1%	174,000	5.4	49.08	1
2021	0	0.0	35.1%	0	0.0	0.00	0
2022	0	0.0	35.1%	0	0.0	0.00	0
2023	0	0.0	35.1%	0	0.0	0.00	0
2024 & Thereafter	175,637	64.9	100.0%	1,295,733	39.9	7.38	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	270,805	100.0%		$3,243,977	100.0%	$11.98	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Conn’s Inc. has executed its lease but has not yet taken occupancy or commenced paying rent. Conn’s Inc. is expected to take occupancy in February 2014.

The following table presents certain information relating to historical leasing at the Kings Crossing Property:

Historical Leased %(1)(2)
	2009	2010	2011(3)	2012	As of 9/12/2013(4)
Owned Space	57.0%	56.0%	NAP	56.2%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.
(2)	Based on In-line square footage. Ground leased outparcels are not included.
(3)	Kings Crossing Property was placed in receivership in 2011 and thus occupancy for 2011 is unavailable.
(4)	Conn’s Inc. has executed its lease but has not yet taken occupancy or commenced paying rent. Conn’s Inc. is expected to take occupancy in February 2014.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kings Crossing Property:

Cash Flow Analysis(1)(2)

	2009	2010	2012	TTM 7/31/2012	Underwritten	Underwritten $ per SF
Base Rent	$2,480,048	$2,279,440	$2,586,135	$2,606,787	$3,052,571	$11.27
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	191,406	0.71
Total Rent	$2,480,048	$2,279,440	$2,586,135	$2,606,787	$3,243,977	$11.98
Total Reimbursables	428,634	313,097	340,349	331,855	584,139	2.16
Other Income	25,628	23,052	31,665	28,270	28,270	0.10
Vacancy & Credit Loss	0	0	0	0	(191,406)	(0.71)
Effective Gross Income	$2,934,310	$2,615,589	$2,958,149	$2,966,912	$3,664,980	$13.53

Total Operating Expenses	$685,231	$669,306	$712,155	$543,642	$713,033	$2.63

Net Operating Income	$2,249,079	$1,946,283	$2,245,994	$2,423,270	$2,951,947	$10.90
TI/LC	0	0	0	0	83,047	0.31
Capital Expenditures	0	0	0	0	20,762	0.08
Net Cash Flow	$2,249,079	$1,946,283	$2,245,994	$2,423,270	$2,848,139	$10.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Kings Crossing Loan was placed in receivership in 2011 and thus cash flows for 2011 are unavailable.

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Appraisal.  According to the appraisal, the Kings Crossing Property had an “as-is” appraised value of $37,480,000 as of an effective date of August 31, 2013 and an “as stabilized” appraised value of $37,630,000 as of an effective date of October 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

■	Environmental Matters. According to a Phase I environmental report, dated September 3, 2013, there are no recommendations for further action at the Kings Crossing Property.

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Market Overview and Competition. The Kings Crossing Property is a retail power center located in Shreveport, Louisiana.  The Kings Crossing Property is located in the Shreveport metropolitan statistical area at the intersection of Youree Drive and East 70th Street.  The traffic count at this intersection is approximately 58,000 cars per day.  As of 2013, the population within a five mile radius of the Kings Crossing Property was 138,603 with an average household income of $60,150. The Kings Crossing Property is located in a primary retail corridor, which includes several national retailers including Kohl’s, Dick’s Sporting Goods, Sam’s Club and Super Target, among others.

The following table presents certain information relating to the primary competition for the Kings Crossing Property:

Competitive Set(1)
	Kings Crossing	Bayou Walk Shopping	Eastgate Shopping Center	Eastside Plaza	Regal Court Shopping Center	University Place
Distance from Subject	-	0.3 miles	0.3 miles	0.4 miles	0.4 miles	0.1 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2005	1997	2006	2004	2008	2001
Total GLA	270,805	93,668	353,057	78,635	363,032	201,653
Total Occupancy	100%(2)	99%	100%	92%	90%	100%
Anchors(3)(4)	Lowes Home Centers Inc., Conn’s Inc.	Kroger’s	Belk, Ross Dress for Less, Haverty’s, Marshall’s	Sam’s Club	JC Penney, Kohl’s, Dick’s Sporting Goods	Best Buy, Bed Bath & Beyond, TJ Maxx

(1)	Source: Appraisal.
(2)	Conn’s Inc. has executed its lease but has not yet taken occupancy or commenced paying rent. Conn’s Inc. is expected to take occupancy in February 2014.
(3)	Bayou Walk Shopping Center is shadow anchored by Kroger’s.
(4)	Eastside Plaza is shadow anchored by Sam’s Club.

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The Borrower.  The borrower is ADD Kings Crossing LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kings Crossing Loan.  The borrower of the Kings Crossing Loan is majority indirectly owned by Rain Scott Investments, L.L.C., which is the non-recourse carveout guarantor under the Kings Crossing Loan.

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Escrows. On the origination date, the borrower funded escrow reserves in the amount of $327,948 in respect of certain real estate tax expenses, $28,753 in respect of certain insurance expenses, a $200,000 TI/LC and replacement reserve, $1,394,651 in respect of remaining tenant improvement and leasing commission monies owed to Conn’s Inc., $9,000 in respect of unpaid leasing commissions related to tenant Simply Mac and $52,844 for deferred maintenance.  On each due date, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12 month period and (2) a TI/LC and replacement reserve in the monthly amount of $8,651, to the extent the balance of such account is less than $375,000 for all due dates occurring prior to December 31, 2016, and to the extent the balance of such account is less than $250,000 for all due dates occurring on or after December 31, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

Notwithstanding the foregoing, with respect to the taxes due and payable with respect to any Outparcel Tenant’s leased premises for the calendar year 2014 and each subsequent calendar year during the term of the Kings Crossing Loan, the borrower will not be required to make any monthly deposit into the tax account for any taxes due with respect to any Outparcel Tenant’s leased premises so long as (i) each Outparcel Tenant lease is in full force and effect, (ii) each Outparcel Tenant pays all applicable taxes for any Outparcel Tenant leased premises prior to delinquency thereof, (iii) the borrower delivers (or causes the property manager or such Outparcel Tenant to deliver) evidence acceptable to the lender of such payment referenced in clause (ii) 10 business days prior to delinquency thereof and (iv) no event of default has occurred and is continuing. If the lender determines that any of the foregoing conditions are not satisfied, then the lender may, among other things, (i) pay such taxes and the borrower will be required to reimburse the lender for all expenses and (ii) require that the borrower immediately commence making the monthly tax payment for any taxes due with respect to any Outparcel Tenant’s leased premises.

An “Outparcel Tenant” means tenants Krispy Kreme Doughnut Corp., Longhorn Steak House, Lowes Home Centers Inc., Romano’s Macaroni Grill and Raising Canes Restaurant.

■
Lockbox and Cash Management.  The Kings Crossing Loan is structured with a springing lockbox, with springing cash management.  Pursuant to the loan documents, upon the occurrence and during the continuance of a Kings Crossing Trigger Event, a lender controlled lockbox account is required to be established. During the continuance of a Kings Crossing Trigger Event, all revenues generated by the Kings Crossing Property are required to be deposited into the lockbox account. During the continuance of a Kings Crossing Trigger Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows, with any excess to be held by the lender as additional security for the loan.

A “Kings Crossing Trigger Event” means any period commencing upon any of (i) the occurrence and continuance of an event of default under the Kings Crossing Loan, (ii) a Debt Service Coverage Ratio Trigger Event (iii) a Conn’s Inc. Trigger Event and/or (iv) a Lowes Home Centers Inc. Trigger Event; and such Kings Crossing Trigger Event will terminate, (1) with respect to a Kings Crossing Trigger Event commenced in connection with clause (i), the cure, if any, of such event of default under the Kings Crossing Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Kings Crossing Trigger Event is in existence), (2) with respect to a Kings Crossing Trigger Event commenced in connection with clause (ii), a Debt Service Coverage Ratio Cure Event (provided no other Kings Crossing Trigger Event is in existence), (3) with respect to a Kings Crossing Trigger Event commenced in connection with clause (iii), a Conn’s Inc. Cure Event (provided no other Kings Crossing Trigger Event is in existence) and (4) with respect to a Kings Crossing Trigger Event commenced in connection with clause (iv), a Lowes Home Centers Inc. Cure Event (provided no other Kings Crossing Trigger Event is in existence).

A “Debt Service Coverage Ratio Trigger Event” means the debt service coverage ratio of the Kings Crossing Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x.

A “Debt Service Coverage Ratio Cure Event” means the debt service coverage ratio of the Kings Crossing Property (based on the trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.25x for two consecutive calendar quarters.

A “Conn’s Inc. Trigger Event” means the occurrence of one or more of the following: (i) an event of default under the Conn’s Inc. lease, (ii) Conn’s Inc. delivers notice to borrower of its intention to vacate the premises, (iii) Conn’s Inc. terminates its lease, (iv) Conn’s Inc. “goes dark” and/or (v) Conn’s Inc. becomes the subject of any bankruptcy or insolvency proceedings.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

A “Conn’s Inc. Cure Event” means the occurrence of one or more of the following: (i) a new Conn’s Inc. lease has been signed and has taken effect, (ii) with respect to a Conn’s Inc. Trigger Event described in clause (i) of the definition of Conn’s Inc. Trigger Event above, Conn’s Inc. has cured all defaults and remains in good standing for at least one calendar quarter, (iii) with respect to a Conn’s Inc. Trigger Event described in clause (ii) in the definition of the Conn’s Inc. Trigger Event above, Conn’s Inc. has delivered written notice revoking its intention to vacate the premises and is currently occupying the premises and conducting business, and/or (iv) with respect to a Conn’s Inc. Trigger Event described in clause (v) of definition of Conn’s Inc. Trigger Event above, the Conn’s Inc. lease has been assumed by Conn’s Inc. in accordance with applicable law, such assumption has been approved by the appropriate bankruptcy court having jurisdiction over such matter and Conn’s Inc. is no longer the subject of any bankruptcy or insolvency proceedings.

A “Lowes Home Centers Inc. Trigger Event” means the occurrence of one or more of the following: (i) an event of default under the Lowes Home Centers Inc. lease, (ii) Lowes Home Centers Inc. delivers notice to borrower of its intention to vacate the premises, (iii) Lowes Home Centers Inc. terminates its lease, (iv) Lowes Home Centers Inc. “goes dark” and/or (v) Lowes Home Centers Inc. becomes the subject of any bankruptcy or insolvency proceedings.

A “Lowes Home Centers Inc. Cure Event” means the occurrence of one or more of the following: (i) a new Lowes Home Centers Inc. lease has been signed and has taken effect, (ii) with respect to a Lowes Home Centers Inc. Trigger Event described in clause (i) in the definition of Lowes Home Centers Inc. Trigger Event above, Lowes Home Centers Inc. has cured all defaults and remains in good standing for at least one calendar quarter, (iii) with respect to a Lowes Home Centers Inc. Trigger Event described in clause (ii) of the definition of Lowes Home Centers Inc. Trigger Event above, Lowes Home Centers Inc. has delivered written notice revoking its intention to vacate the premises and is currently occupying the premises and conducting business, and/or (iv) with respect to a Lowes Home Centers Inc. Trigger Event described in clause (v) of the definition of Lowes Home Centers Inc. Trigger Event above, the Lowes Home Centers Inc. lease has been assumed by Lowes Home Centers Inc. in accordance with applicable law, such assumption has been approved by the appropriate bankruptcy court having jurisdiction over such matter and Lowes Home Centers Inc. is no longer the subject of any bankruptcy or insolvency proceedings.

■
Property Management.  The Kings Crossing Property is currently managed by Rainmark, Inc. pursuant to a management agreement.  Under the loan documents, the Kings Crossing Property may not be managed by any other party, other than another management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default, during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, upon the filing of a bankruptcy petition or a similar event with respect to the property manager, or the debt service coverage ratio is at any time less than 1.00x, the lender may terminate or require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the lender, subject to the borrower’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KINGS CROSSING

■
Terrorism Insurance.  The borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Kings Crossing Property, plus 18 months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Kings Crossing Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Release of Collateral.  Provided no event of default is then continuing under the Kings Crossing Loan, at any time on or after the six-month anniversary of the Closing Date, the borrower has, in connection with a sale to a third-party, the one-time right to obtain the release of the portion of the Kings Crossing Property leased to Lowes Home Centers Inc. from the lien of the loan documents, provided that the following conditions, among others, are satisfied:  (i) payment of an amount equal to the sum of (a) the greater of (1) 115% of the Allocated Loan Amount of the parcel to be released and (2) an amount which would result in (A) after giving effect to the release, the debt yield for the remaining Kings Crossing Property is no less than 13%, (B) after giving effect to the release, the debt service coverage ratio for the remaining Kings Crossing Property is not less than 1.75x and (C) after giving effect to the release, the loan-to-value ratio is no greater than 65%, (b) any interest shortfall due under the loan documents and (c) any applicable yield maintenance amounts; (ii) delivery of Rating Agency Confirmation and (iii) delivery of a REMIC opinion.

The “Allocated Loan Amount” for the Lowes Home Centers Inc. leased premises is $9,935,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

RIVERGATE STATION

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

CARTIFACT
Rivergate Station
1647 Gallatin Pike North
Madison, TN 37115
Louisville
Evansville
Lexington
IN
KY
Paducah
London
Clarksville
Madison
Nashville
Knoxville
TN
Chattanooga
Huntsville
MS
AL
GA
Atlanta
Goodlettsville
Twelve Stones Crossing Golf Club
Moss Wright Park
Hendersonville Medical Center
Bluegrass Yacht & Country Club
Drakes Creek Park
Hendersonville
Rivergate Mall
Madison
Old Hickory Lake
Whites Creek Park
Cedar Hill Park
Riverside Golf Center
Skyline Medical Center
Old Hickory Country Club
Lakewood
Hermitage Golf Course
Trinity Hills Park
Gaylord Springs Golf Links
Oakwood Commons Shopping Center
Richard Hartman Park
Rhodes Park
Opry Mills
En Pevlar Park
Nashville
CORNELIA FORT AIRPARK
Two Rivers Golf Course
Ravenwood Country Club
Ted Rhodes Golf Course
Shelby Park Golf Course
Shelby Bottoms Park
Summit Medical Center
Tennessee State University
Nashville General Hospital
LP Field
Cumberland River
Bridgestone Arena
Baptist Hospital
Centennial Medical Center
Nashville Shores
Vanderbilt University
Peabody College
Trevecca Nazarene University
Belmont University
Cook Public Use Area
J. Percy Priest Lake
NASHVILLE INT'L AIRPORT
Berry Hill
The Mall At Green Hills
One Hundred Oaks Mall
HIGHWAY 31 W
SPRINGFIELD HWY
OLD SPRINGFIELD PIKE
LONG HOLLOW PIKE
LICKTON PIKE
NEW SHACKLE ISLAND RD
INDIAN LAKE BLVD
E MAIN ST
VIETNAM VETERANS BLVD
GALLATIN RD
W MAIN ST
S DICKERSON PIKE
OLD HICKORY BLVD
MYATT DR
WALTON FERRY RD
SANDERS FERRY RD
BRICK CHURCH PIKE
DICKERSON PIKE
ROBINSON RD
GALLATIN PIKE S
BUENA VISTA PIKE
BROADMOOR DR
BRILEY PKY
SHUTE LN
WHITES CREEK PIKE
LEBANON RD
W TRINITY LN
E TRINITY LN
ELLINGTON PKY
STRATFORD AVE
MCGAVOCK PIKE
TULIP GROVE RD
CLARKSVILLE PIKE
ROSA L PARKS BLVD
DOUGLAS AVE
CANAL AVE
EASTLAND AVE
CENTRAL PIKE
LEBANON PIKE
DONELSON PIKE
STEWARTS FERRY PIKE
CHARLOTTE AVE
LAFAYETTE ST
ELM HILL PIKE
WOODMONT BLVD
BRILEY PKY
386
41
65
24
45
155
40
440

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Madison, Tennessee	Cut-off Date Principal Balance	$21,562,500
Property Type	Retail	Cut-off Date Principal Balance per SF	$89.72
Size (SF)	240,318	Percentage of Initial Pool Balance	2.5%
Total Occupancy as of 9/18/2013	92.7%	Number of Related Mortgage Loans(1)	5
Owned Occupancy as of 9/18/2013	92.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989 / NAP	Mortgage Rate	4.9800%
Appraised Value	$28,750,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$2,954,264	Original Interest Only Period (Months)	12
Underwritten Expenses	$670,988	Escrows
Underwritten Net Operating Income (NOI)	$2,283,276	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,152,069	Taxes	$250,978	$25,098
Cut-off Date LTV Ratio	75.0%	Insurance	$16,877	$1,875
Maturity Date LTV Ratio	63.3%	Replacement Reserves	$0	$3,004
DSCR Based on Underwritten NOI / NCF	1.65x / 1.55x	TI/LC(2)	$250,000	$10,013
Debt Yield Based on Underwritten NOI / NCF	10.6% / 10.0%	Other(3)	$2,542,357	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,562,500	100.0%	Loan Payoff	$13,363,514	62.0%
Principal Equity Distribution	4,950,903	23.0
Reserves	3,060,212	14.2
Closing Costs	187,871	0.9
Total Sources	$21,562,500	100.0%	Total Uses	$21,562,500	100.0%

(1)	Indirect owners of the borrowers are also indirect owners of the borrowers of the Park Place Shopping Center, Riverwalk Plaza, The Center at Stockton and Hagerstown Shopping Center Loans.
(2)	TI/LC reserves are capped at $750,000.
(3)
Other reserves represent tenant reserves of $1,549,272 and $177,930 with respect to the leases of two tenants, Conn’s Inc. and El Alteno, respectively, a deferred maintenance reserve of $559,262 and a rent reserve of $255,893 with respect to the Conn’s Inc. lease.

■
The Mortgage Loan.  The mortgage loan (the “Rivergate Station Loan”) is evidenced by a note in the original principal amount of $21,562,500 and is secured by a first mortgage encumbering a retail community center located in Madison, Tennessee known as Rivergate Station (the “Rivergate Station Property”).  The Rivergate Station Loan was originated by Starwood Mortgage Capital LLC and was subsequently purchased by Starwood Mortgage Funding I LLC.  The Rivergate Station Loan was originated on October 18, 2013 and represents approximately 2.5% of the Initial Pool Balance.  The note evidencing the Rivergate Station Loan has an outstanding principal balance as of the Cut-off Date of $21,562,500 and has an interest rate of 4.9800% per annum.  The proceeds of the Rivergate Station Loan were primarily used to refinance existing debt secured by the Rivergate Station Property, fund reserves and other costs in connection with the origination of the Rivergate Station Loan and return equity to the principal of the borrower.

The Rivergate Station Loan had an initial term of 120 months and has a remaining term of 119 months.  The Rivergate Station Loan requires interest-only payments for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule.  The Rivergate Station Loan is scheduled to mature on November 6, 2023.  Voluntary prepayment of the Rivergate Station Loan is prohibited prior to August 6, 2023. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

■
The Mortgaged Property.  The Rivergate Station Property is an approximately 240,318 SF retail community center located in Madison, Tennessee and was constructed in 1989.  The Rivergate Station Property is located in the Nashville metropolitan statistical area at 1647 Gallatin Pike North. The Rivergate Station Property totals approximately 240,318 SF, is anchored by Conn’s Inc. (which is expected to take occupancy in May 2014 and has not yet commenced paying rent), Sam Ash Music and TJ Maxx and contains the following junior anchors: Rivergate Fitness, Golf & Sports Center, Inc. and Deal$.  As of September 18, 2013, the Total Occupancy and Owned Occupancy were both 92.7%, inclusive of tenant Conn’s Inc., which has executed its lease but not yet taken occupancy of its space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Rivergate Station Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Conn’s Inc.(2)(3)	NR / NR / NR	45,900	19.1%	Yes	$617,910	$13.46	12/31/2024	NA	NA	4, 5-year options
Sam Ash Music(4)	NR / NR / NR	34,700	14.4	Yes	$392,530	$11.31	1/31/2019	NA	NA	NA
TJ Maxx(4)	NR / A3 / A	30,000	12.5	Yes	$286,863	$9.56	1/31/2015	$260(5)	3.7%	3, 5-year options
Total Anchors		110,600	46.0%

Jr. Anchors
Rivergate Fitness	NR / NR / NR	23,925	10.0%	Yes	$316,817	$13.24	4/30/2015	NA	NA	NA
Golf & Sports Center, Inc.	NR / NR / NR	14,972	6.2	Yes	$99,595	$6.65	1/31/2014	NA	NA	1, 2-year option
Deal$(6)	NR / NR / NR	11,690	4.9	Yes	$132,238	$11.31	3/31/2017	NA	NA	3, 5-year options
Total Jr. Anchors		50,587	21.1%

Occupied In-line		26,376	11.0%		$376,713	$14.28
Occupied Outparcel/Other		35,179	14.6%		$714,857	$20.32
Vacant Spaces		17,576	7.3%		$0	$0.00
Total Owned SF		240,318	100.0%
Total SF		240,318	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Conn’s Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Conn’s Inc. will take occupancy in May 2014.
(3)
Conn’s Inc. will be allowed to pay 50% reduced rent if two or more national or regional retail anchor tenants totaling at least 50,000 SF are not in occupancy at the Rivergate Station Property for six consecutive months. If such co-tenancy condition is not remedied within 12 months following the expiration of the six month period, Conn’s Inc. will have the right to terminate its lease upon 60 days notice.

(4)	Sam Ash Music and TJ Maxx can go dark at any time.
(5)	TJ Maxx sales are as of TTM 1/31/2013.
(6)
Deal$ will be allowed to pay 50% reduced rent if TJ Maxx and Sam Ash Music are not in occupancy at the Rivergate Station Property for 30 consecutive days and can continue to do so until the co-tenant spaces are at least 75% leased to no more than four national or regional tenants.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Rivergate Station Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Conn’s Inc.(2)(3)	NR / NR / NR	45,900	19.1%	$511,785	21.1%	$11.15	12/31/2024	NA	NA	4, 5-year options
Sam Ash Music(4)	NR / NR / NR	34,700	14.4	312,300	12.9	9.00	1/31/2019	NA	NA	NA
Rivergate Fitness	NR / NR / NR	23,925	10.0	261,500	10.8	10.93	4/30/2015	NA	NA	NA
TJ Maxx(4)	NR / A3 / A	30,000	12.5	217,500	9.0	7.25	1/31/2015	$260(5)	3.7%	3, 5-year options
Concentra Medical Centers	NR / NR / NR	9,120	3.8	160,147	6.6	17.56	6/30/2015	NA	NA	NA
Logan’s Roadhouse	NR / NR / B-	6,000	2.5	143,598	5.9	23.93	5/31/2018	NA	NA	1, 5-year option
TGI Friday’s	NR / NR / NR	6,961	2.9	140,400	5.8	20.17	8/31/2015	NA	NA	4, 5-year options
Deal$(6)	NR / NR / NR	11,690	4.9	105,210	4.3	9.00	3/31/2017	NA	NA	3, 5-year options
Olive Garden	BBB- / Baa3 / BBB-	9,098	3.8	98,135	4.0	10.79	9/4/2014	NA	NA	1, 5-year option
Valu Vision	NR / NR / NR	4,000	1.7	91,240	3.8	22.81	10/31/2015	NA	NA	NA
Ten Largest Owned Tenants		181,394	75.5%	$2,041,816	84.1%	$11.26
Remaining Owned Tenants		41,348	17.2	384,870	15.9	9.31
Vacant Spaces (Owned Space)		17,576	7.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		240,318	100.0%	$2,426,685	100.0%	$10.89

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Conn’s Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Conn’s Inc. will take occupancy in May 2014.
(3)
Conn’s Inc. will be allowed to pay 50% reduced rent if two or more national or regional retail anchor tenants totaling at least 50,000 SF are not in occupancy at the Rivergate Station Property for six consecutive months. If such co-tenancy condition is not remedied within 12 months following the expiration of the six month period, Conn’s Inc. will have the right to terminate its lease upon 60 days notice.

(4)	Sam Ash Music and TJ Maxx can go dark at any time.
(5)	TJ Maxx sales are as of TTM 1/31/2013.
(6)
Deal$ will be allowed to pay 50% reduced rent if TJ Maxx and Sam Ash Music are not in occupancy at the Rivergate Station Property for 30 consecutive days and can continue to do so until the co-tenant spaces are at least 75% leased to no more than four national or regional tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

The following table presents certain information relating to the lease rollover schedule at the Rivergate Station Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	1,400	0.6	0.6%	28,700	1.2	20.50	1
2014	24,070	10.0	10.6%	163,114	6.7	6.78	2
2015	89,252	37.1	47.7%	1,046,899	43.1	11.73	10
2016	0	0.0	47.7%	0	0.0	0.00	0
2017	11,690	4.9	52.6%	105,210	4.3	9.00	1
2018	9,080	3.8	56.4%	192,178	7.9	21.16	3
2019	34,700	14.4	70.8%	312,300	12.9	9.00	1
2020	0	0.0	70.8%	0	0.0	0.00	0
2021	6,650	2.8	73.6%	66,500	2.7	10.00	1
2022	0	0.0	73.6%	0	0.0	0.00	0
2023	0	0.0	73.6%	0	0.0	0.00	0
2024 & Thereafter	45,900	19.1	92.7%	511,785	21.1	11.15	1
Vacant	17,576	7.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	240,318	100.0%		$2,426,685	100.0%	$10.89	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Conn’s Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Conn’s Inc. will take occupancy in May 2014.

The following table presents certain information relating to historical leasing at the Rivergate Station Property:

Historical Leased %(1)(2)
	2010	2011	2012	As of 9/18/2013
Owned Space	84.0%	83.9%	88.5%	92.7%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.
(2)	Conn’s Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Conn’s Inc. will take occupancy in May 2014.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rivergate Station Property:

Cash Flow Analysis(1)

	2010	2011	2012(2)	TTM 7/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$2,262,577	$2,241,343	$2,227,306	$2,234,494	$2,426,685	$10.10
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	175,760	0.73
Total Rent	$2,262,577	2,241,343	$2,227,306	$2,234,494	$2,602,445	$10.83
Total Reimbursables	415,748	408,037	493,696	519,305	515,000	2.14
Other Income	47,049	46,056	14,840	12,579	12,579	0.05
Vacancy & Credit Loss	0	0	0	0	(175,760)	(0.73)
Effective Gross Income	$2,725,374	$2,695,436	$2,735,843	$2,766,377	$2,954,264	$12.29

Total Operating Expenses	$574,548	$579,789	$713,635	$735,141	$670,988	$2.79

Net Operating Income	$2,150,826	$2,115,647	$2,022,208	$2,031,236	$2,283,276	$9.50
TI/LC	0	0	0	0	95,159	0.40
Capital Expenditures	0	0	0	0	36,048	0.15
Net Cash Flow	$2,150,826	$2,115,647	$2,022,208	$2,031,236	$2,152,069	$8.96

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The borrowers closed on its acquisition of the Rivergate Station Property in March 2012 and as such, the information presented is annualized for the last three quarters of 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

■	Appraisal. According to the appraisal, the Rivergate Station Property had an “as-is” appraised value of $28,750,000 as of an effective date of September 10, 2013.

■	Environmental Matters. According to a Phase I environmental report, dated September 17, 2013, there are no recommendations for further action at the Rivergate Station Property.

■
Market Overview and Competition. The Rivergate Station Property is a retail community center located in Madison, Tennessee.  The Rivergate Station Property is located in the Nashville metropolitan statistical area at 1647 Gallatin Pike North.   As of 2013, the population within a five mile radius of the Rivergate Station Property was 98,247 with an average household income of $47,656. The Rivergate Station Property is located in a dense retail cluster near Rivergate Mall, a 1,100,000 SF enclosed regional shopping mall anchored by Sears, Dillard’s, JC Penney and Macy’s.

The following table presents certain information relating to the primary competition for the Rivergate Station Property:

Competitive Set(1)

	Rivergate Station	Rivergate Square	McHenry Center	The Village at Rivergate	Gallery at Rivergate	Marketplace at Rivergate	The Shoppes at Rivergate	Northside Marketplace
Distance from Subject	-	0.1 miles	0.1 miles	0.6 miles	0.6 miles	0.8 miles	0.8 miles	1.1 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1989	1989	1972	1980	1985	1985	1987	1998
Total GLA	240,318	227,425	215,992	181,896	80,587	113,012	251,085	189,401
Total Occupancy	93%(2)	96%	95%	91%	84%	90%	87%	71%
Anchors	Conn’s Inc., Sam Ash Music, TJ Maxx	Home Depot, Office Depot	Books-A-Million, Hobby Lobby, Staples	Target, Essex Retail Outlet	Pier 1 Imports	Oak Factory Outlet, Trees N Trends	American Signature, Ashley Furniture, Bed Bath & Beyond, HH Gregg	Best Buy, Dick’s Sporting Goods

(1)	Source: Appraisal.
(2)	Conn’s Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Conn’s Inc. will take occupancy in May 2014.

■
The Borrowers.  The borrowers are BAI Rivergate LLC and BAI Rivergate OP LLC, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Rivergate Station Loan.  The borrowers of the Rivergate Station Loan are majority indirectly owned by Bon Aviv Holdings LLC, which is the non-recourse carveout guarantor under the Rivergate Station Loan.

■
Escrows. On the origination date, the borrowers funded escrow reserves in the amount of $250,978 in respect of certain real estate tax expenses, $16,877 in respect of certain insurance expenses, a $250,000 tenant improvement and leasing commission escrow, $1,727,202 in respect of remaining outstanding landlord obligation monies owed to tenants Conn’s Inc. and El Alteno, $255,893 in respect of remaining tenant improvement and leasing commission monies owed to Conn’s Inc. and $559,262 for a deferred maintenance reserve.  On each due date, the borrowers are required to fund (1) tax and insurance reserves in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12 month period, (2) a tenant improvement and leasing commission reserve in the monthly amount of $10,013, to the extent the balance of such account is less than $750,000 and (3) a replacement reserve in the monthly amount of $3,004.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

■
Lockbox and Cash Management.  The Rivergate Station Loan is structured with a soft springing lockbox, with springing cash management.  The loan documents require the borrowers to deposit all amounts received into a lockbox account within one business day after receipt. During the continuance of a Rivergate Station Sweep Event, the loan documents require the borrowers to direct the tenants to pay their rents directly to a lender-controlled lockbox account. During the continuance of a Rivergate Station Sweep Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by lender as additional security for the loan.

A “Rivergate Station Sweep Event” means any period commencing upon any of (i) the occurrence of an event of default under the Rivergate Station Loan or (ii) the debt service coverage ratio of the Rivergate Station Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.15x. Any such Rivergate Station Sweep Event will terminate, (1) with respect to a Rivergate Station Sweep Event commenced in connection with clause (i), upon the cure of such event of default under the Rivergate Station Loan and lender’s acceptance of such cure, in lender’s sole discretion (provided no other Rivergate Station Sweep Event is in existence), and (2) with respect to a Rivergate Station Sweep Event commenced in connection with clause (ii), at such time when the debt service coverage ratio of the Rivergate Station Property (based on the trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Rivergate Station Sweep Event is in existence).

■
Property Management. The Rivergate Station Property is currently managed by Zamias Services, Inc. pursuant to a management agreement.  Pursuant to the terms of the Rivergate Station Loan, the Rivergate Station Property may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During any of (i) the continuance of an event of default under the Rivergate Station Loan, (ii) any time when the debt service coverage ratio of the Rivergate Station Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x for four consecutive calendar quarters, (iii) during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) upon the filing of a bankruptcy petition or a similar event with respect to the property manager, or (v) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrowers, subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■
Mezzanine or Subordinate Indebtedness. Pursuant to the Rivergate Station Loan, the pledge of indirect ownership interests in the borrowers are permitted in connection with one or more Israeli public or private market bond issuances provided that in the event of a foreclosure on the equity interests on the borrowers by related bondholders or by a trustee on their behalf if such foreclosure results in either (i) a change of control of either the borrowers or the Rivergate Station Property or (ii) transfer of more than 50% of the ownership interests in the borrowers, then (1) the Rivergate Station Property is required to continue to be managed by a property manager acceptable to the lender in its reasonable discretion, (2) the resulting entity is required to be a Qualified Equityholder and (3) the borrowers are required to pay to lender a fee in the amount of 0.50% of the unpaid principal balance of the Rivergate Station Loan (but no less than $15,000), and to deliver, among other items, a Ratings Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERGATE STATION

A “Qualified Equityholder” means a person that is (i) a real estate investment trust, real estate company, investment fund, bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, commingled pension trust fund, hedge fund, private equity fund, mutual fund, government entity or plan; provided that any such person referred to in this clause (i) both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee, (ii) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act; provided that any such person referred to in this clause (ii) both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee, or (iii) an institution substantially similar to any of the entities described in the foregoing clauses (i) or (ii) that both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee.

A “Qualified Transferee” means a transferee for whom, prior to the transfer, the lender will have received: (a) reasonably satisfactory evidence that the proposed transferee and its then current members of the board of directors or senior management of such proposed transferee (i) has never been indicted or convicted of, or pled guilty or no contest to, a felony, (ii) has never been indicted or convicted of, or pled guilty or no contest to, a patriot act offense and is not on any “government list” for Office of Foreign Assets Control purposes, (iii) has never been the subject of a voluntary or involuntary (to the extent such bankruptcy proceeding has not been discharged) bankruptcy proceeding and (iv) has no material outstanding judgments against any such person and (b) a credit check against such proposed transferee that is reasonably acceptable to lender.

“Eligibility Requirements” means with respect to any person, that such person (i) has total assets (in its name or under its management) in excess of $250,000,000, (ii) except with respect to a pension advisory firm or similar fiduciary, capital/statutory surplus or shareholder’s equity of $100,000,000, and (iii) is regularly engaged in the business of owning, operating or investing in commercial real estate properties.

■
Terrorism Insurance.  The borrowers are required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Rivergate Station Property, plus 12 months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Rivergate Station Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

Cascade Village Shopping Center
Bend River Promenade
Bend
Central Oregon Community College
Wagner Mall
St Charles Medical Center
Forum Shopping Center
Greenwood Cemetery
Old Mill District
450-680 Southwest Powerhouse Drive
Bend, OR 97702
Vince Genna Stadium
Bend Factory Stores
NW PORTLAND AVE
NE FRANKLIN AVE
NE BEAR CREEK RD
SE WILSON AVE
SE REED MARKET RD
SE FERGUSON RD
MURPHY RD
NE NEFF RD
NE BUTLER MARKET RD
NE EMPIRE AVE
YEOMAN RD
SW COLORADO AVE
NW COLLEGE WAY
Vancouver
Portland
Gresham
Salem
Eugene
Bend
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Bend, Oregon	Cut-off Date Principal Balance	$18,954,873
Property Type	Retail	Cut-off Date Principal Balance per SF	$113.19
Size (SF)	167,462	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 9/1/2013	98.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2013	98.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000-2001 / NAP	Mortgage Rate	4.7780%
Appraised Value	$29,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,404,625
Underwritten Expenses	$1,366,847	Escrows(1)
Underwritten Net Operating Income (NOI)	$2,037,779	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,890,703	Taxes	$0	$0
Cut-off Date LTV Ratio	65.4%	Insurance	$0	$0
Maturity Date LTV Ratio	53.5%	Replacement Reserves(2)	$0	$2,233
DSCR Based on Underwritten NOI / NCF	1.71x / 1.58x	TI/LC(3)	$0	$12,500
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.0%	Other(4)	$60,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,000,000	100.0%	Loan Payoff	$18,283,015	96.2%
Closing Costs	427,453	2.2
Principal Equity Distribution	229,532	1.2
Reserves	60,000	0.3

Total Sources	$19,000,000	100.0%	Total Uses	$19,000,000	100.0%

(1)	See “—Escrows” below.
(2)	Replacement reserve is capped at $80,382.
(3)	TI/LC reserve is capped at $300,000.
(4)	Other reserve represents an unfunded obligations reserve ($60,000) for an outstanding tenant allowance owed to Simply Mac.

■
The Mortgage Loan.  The mortgage loan (the “Old Mill District Loan”) is evidenced by a note in the original principal amount of $19,000,000 and is secured by a first mortgage encumbering a retail center located in Bend, Oregon (the “Old Mill District Property”).  The Old Mill District Loan was originated by Goldman Sachs Mortgage Company on September 30, 2013 and represents approximately 2.2% of the Initial Pool Balance.  The note evidencing the Old Mill District Loan has an outstanding principal balance as of the Cut-off Date of $18,954,873 and has an interest rate of 4.7780% per annum.  The proceeds of the Old Mill District Loan were used to refinance existing debt on the Old Mill District Property.

The Old Mill District Loan had an initial term of 120 months and has a remaining term of 118 months.  The Old Mill District Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in October 2023.  The Old Mill District Loan may be voluntarily prepaid on or after the due date in January 2014 with a payment equal to the greater of (i) the yield maintenance premium and (ii) 1% of the outstanding principal balance on the Old Mill District Loan.  Voluntary prepayment of the Old Mill District Loan is permitted on or after the due date in August 2023 without a payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Old Mill District Property is a 167,462 SF, Class A anchored retail property located in Bend, Oregon. The anchor tenant is a 16-screen Regal Cinemas with sales of $419,610 per screen and an occupancy cost of 13.2%. The in-line tenants average $347 PSF in sales and an average occupancy cost of 8.7%. The Old Mill District Property was developed by the borrower sponsor in 2000-2001 and has operated within 95%-100% occupancy since 2008. As of September 1, 2013 the Total Occupancy and Owned Occupancy were both 98.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Old Mill District Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF / Screen(2)	Occupancy Cost	Renewal / Extension Options
Regal Cinemas	B- / B3 / B+	60,472	36.1%	$725,664	27.9%	$12.00	6/30/2015	$419,610	13.2%	5, 5-year options
Victoria’s Secret	BB+ / Ba1 / BB+	6,339	3.8	184,085	7.1	29.04	1/31/2019	$524	7.0%	NA
American Eagle Outfitters	NR / NR / NR	6,269	3.7	181,801	7.0	29.00	1/31/2019	$320	11.7%	NA
The Gap, Inc.	BBB- / Baa3 / BBB-	9,209	5.5	124,322	4.8	13.50	5/31/2018	$267	5.1%	NA
Pacific Sunwear Stores Corp.	NR / NR / NR	4,140	2.5	124,200	4.8	30.00	1/31/2019	$294	13.1%	NA
Buckle, Inc.	NR / NR / NR	4,355	2.6	108,875	4.2	25.00	1/31/2023	$290	12.0%	1, 5-year option
Banana Republic	BBB- / Baa3 / BBB-	7,013	4.2	94,676	3.6	13.50	5/31/2018	$218	6.3%	NA
J. Jill	NR / NR / NR	2,930	1.7	87,900	3.4	30.00	1/31/2016	$262	15.3%	NA
Zumiez	NR / NR / NR	3,281	2.0	85,306	3.3	26.00	1/31/2023	$348	10.4%	NA
Red Robin (GL)(3)	NR / NR / NR	6,573	3.9	75,600	2.9	11.50	1/31/2022	$584	3.7%	4, 5-year options
Ten Largest Owned Tenants		110,581	66.0%	$1,792,428	69.0%	$16.21
Remaining Owned Tenants		54,219	32.4%	804,888	31.0%	14.85
Vacant Spaces (Owned Space)		2,662	1.6%	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		167,462	100.0%	$2,597,316	100.0%	$15.76

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of 7/31/2013 unless specified otherwise.
(3)	The Red Robin lease is a ground lease.

The following table presents certain information relating to the lease rollover schedule at the Old Mill District Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,327	2.0%	2.0%	$4,800	0.2%	$1.44	2
2013	0	0.0	2.0%	0	0.0	0.00	0
2014	16,061	9.6	11.6%	174,520	6.7	10.87	7
2015	71,719	42.8	54.4%	854,583	32.9	11.92	5
2016	10,045	6.0	60.4%	179,172	6.9	17.84	5
2017	3,435	2.1	62.5%	87,628	3.4	25.51	3
2018	20,169	12.0	74.5%	305,276	11.8	15.14	4
2019	16,748	10.0	84.5%	490,086	18.9	29.26	3
2020	1,410	0.8	85.3%	30,876	1.2	21.90	1
2021	0	0.0	85.3%	0	0.0	0.00	0
2022	9,329	5.6	90.9%	138,988	5.4	14.90	2
2023	10,704	6.4	97.3%	286,916	11.0	26.80	4
2024 & Thereafter	1,853	1.1	98.4%	44,472	1.7	24.00	1
Vacant	2,662	1.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	167,462	100.0%		$2,597,316	100.0%	$15.76	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Old Mill District Property:

Historical Leased %(1)
	2010	2011	2012	TTM 8/31/2013
Owned Space	98.2%	100.0%	99.2%	99.2%

(1)	As provided by the borrower and represents year end occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Old Mill District Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 8/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,419,875	$2,513,252	$2,432,456	$2,484,446	$2,597,316	$15.51
Overage Rent	81,288	28,266	35,946	55,303	56,285	0.34
Gross Up Vacancy	0	0	0	0	63,291	0.38
Total Rent	$2,501,163	$2,541,518	$2,468,402	$2,539,749	$2,716,892	$16.22
Total Reimbursables	775,112	791,483	800,926	842,188	866,924	5.18
Vacancy & Credit Loss	0	0	0	0	(179,191)	(1.07)
Effective Gross Income	$3,276,275	$3,333,001	$3,269,328	$3,381,937	$3,404,625	$20.33

Total Operating Expenses	$1,373,243	$1,357,301	$1,383,613	$1,307,210	$1,366,847	$8.16

Net Operating Income	$1,903,032	$1,975,700	$1,885,715	$2,074,727	$2,037,779	$12.17
TI/LC	0	0	0	0	120,016	0.72
Capital Expenditures	0	0	0	0	27,059	0.16
Net Cash Flow	$1,903,032	$1,975,700	$1,885,715	$2,074,727	$1,890,703	$11.29

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on 9/1/2013 rent roll with rent steps through 11/30/2014.

■	Appraisal. According to the appraisal, the Old Mill District Property had an “as-is” appraised value of $29,000,000 as of an effective date of September 3, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated September 10, 2013, there are no recognized environmental conditions or recommendations for further action at the Old Mill District Property.

■
Market Overview and Competition.  Bend, Oregon is located on the eastern edge of the Cascade Range along the Deschutes River. Bend, Oregon is a retail center in Deschutes County. The Old Mill District Property is located along the Deschutes River southwest of the Old Downtown core along Colorado Avenue. Colorado Avenue is a link to the Seventh Mountain Resort, Mt. Bachelor Ski Area and Deschutes National Forest recreational area. To the east of the Old Mill District Property is the U.S. Highway 97 corridor, which is a north-south thoroughfare through the Bend area. Bend is approximately 120 miles from the next sizeable population centers (Eugene and Salem) and 150 miles from Portland; all west of Bend.

The following table presents certain information relating to the primary competition for the Old Mill District Property:

Regional Competitive Set(1)

	Sunset Shopping Center Corvallis, OR	Overlake Village Shopping Center Redmond, WA	Meridian Village Bellingham, WA	Covington Esplanade Covington, WA	Hawks Prairie Village Lacey, WA	Canyon Park Shopping Center Springfield, OR
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Year Built	1998	1977	1979	2008	1988	1980
Total GLA	164,797	112,680	126,672	187,387	154,671	121,713
Total Occupancy	95%	100%	93%	97%	98%	100%
Anchors	Safeway Bi-Mart	Safeway Rite Aid Big 5	De Waard & Bode Marshalls Dollar Tree	Home Depot	Safeway Big Lots Dollar Tree	Albertsons

(1)	Source: Appraisal.

■	The Borrower. The borrower is River Shops II, LLC, a single-purpose, single-asset entity. William L. Smith is the non-recourse carveout guarantor under the Old Mill District Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

■
Escrows.  At origination, the borrower funded a reserve account in the amount of $60,000 with respect to certain unfunded obligations regarding the Simply Mac lease.  On each due date, the borrower is required to fund (1) a taxes and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period (provided that if no event of default is continuing under the loan documents, the borrower will not be required to make monthly tax and insurance deposits if the borrower provides evidence that the related taxes have been paid at least 5 days prior to their becoming delinquent), (2) a tenant improvement and leasing commissions account in the amount of $12,500, if the aggregate balance in such account is less than $300,000 (not counting any termination fees paid to the borrower), and (3) a capital expenditure reserve account in the amount of $2,233, if the aggregate balance in such account is less than $80,382.

Additionally, upon the occurrence of an Old Mill District Rollover Trigger Event, the borrower is required to either (i) deposit $450,000 (either cash or letter of credit) into a rollover reserve account within ten business days, or (ii) to the extent such amount has not been timely deposited with the lender, all excess cash after the payment of required reserves and operating expenses will be deposited with the lender until either the (x) the amount on deposit in the rollover reserve account is equal to $450,000 or (y) Regal Cinemas renews or extends its lease agreement and is occupying the entire leased space, is paying normal monthly rent, is open for business and has provided an updated estoppel certificate reasonably acceptable to the lender, or the leased space is subject to one or more approved substitute leases.

“Old Mill District Rollover Trigger Event” means the earlier of the following (a) the date that Regal Cinemas gives notice of an intent to terminate or vacate all or a material portion of the leased space or (b) the failure of the borrower to deliver to the lender written evidence of an extension of the lease agreement pursuant to the terms contained in the lease agreement at least six months prior to the expiration date of such lease agreement.

■
Lockbox and Cash Management.  The Old Mill District Loan requires a springing lockbox, which upon the commencement of the initial Old Mill District Trigger Period or event of default, the borrower will establish and thereafter maintain with the lockbox bank a lender-controlled lockbox account.  On each business day during a continuing Old Mill District Trigger Period or event of default, the funds on deposit in the lockbox account are required to be transferred to the lender-controlled cash management account provided, to the extent an Old Mill District Trigger Period or event of default expires or terminates, any funds in the lockbox account will be redirected by the lender directly to the operating account.  During an ongoing Old Mill District Trigger Period or event of default, the borrower will be required to cause all cash revenues relating to the Old Mill District Property and all other money received by the borrower or the property manager with respect to the Old Mill District Property to be deposited in the lockbox account or the cash management account within one business day.  On each due date after the occurrence of an Old Mill District Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows, (i)(a)  during the continuance of an Old Mill District Trigger Period caused solely by an Old Mill District Rollover Trigger Event, be remitted to the rollover reserve account, so long as such deposits are required under the loan agreement, and (b) during the continuance of any other Old Mill District Trigger Period or event of default, be held as additional collateral for the Old Mill District Loan and (ii) to the extent an Old Mill District Trigger Period or event of default is not continuing, to be disbursed to the borrower. During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under the Old Mill District Loan and/or toward the payment of expenses of the Old Mill District Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

An “Old Mill District Trigger Period” means any period (a)(i) from the conclusion of any trailing twelve-month period ending on the last day of a fiscal quarter during which the debt service coverage ratio is less than 1.15x (an “Old Mill District DSCR Trigger Event”), to (ii) the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is greater than 1.20x for the trailing twelve-month period, (b) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (a) has commenced, and (c)(i) commencing upon the borrower’s failure to make a required payment following the occurrence of an Old Mill District Rollover Trigger Event until (ii) either (a) Regal Cinemas renewing or extending their lease agreement pursuant to the existing terms contained in the lease agreement and Regal Cinemas occupying the entire leased space, paying normal monthly rent, being open for business and having provided an updated estoppel certificate reasonably acceptable to the lender or (b) the leased space being subject to one or more approved substitute leases.

■
Property Management.  The Old Mill District Property is currently managed by Mill District Managers, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Old Mill District Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Old Mill District Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable notice and/or cure periods, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■
Mezzanine or Secured Subordinate Indebtedness.  Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the Old Mill District loan agreement to a direct or indirect equity owner of the borrower that is secured by a pledge of direct or indirect equity interests in the borrower, so long as, among other things (i) immediately after giving effect to such debt, the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 85.0%, (ii) immediately after giving effect to such debt, the aggregate debt service coverage ratio (as calculated under the loan documents) is at least 1.25x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) to the extent any balloon payment is due at the maturity of the mezzanine debt, such mezzanine debt is either coterminous with the Old Mill District Loan and must allow at least two one-year extensions at the option of the mezzanine borrower or prepayable without premium or penalty from and after the maturity date of the Old Mill District Loan, (v) such mezzanine debt bears a fixed rate of interest and (vi) a Rating Agency Confirmation has been obtained.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

OLD MILL DISTRICT

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Old Mill District Property, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Old Mill District Loan as required by the preceding sentence, but in such event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Old Mill District Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Old Mill District Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

Park Place Shopping Center
4300 Sonoma Boulevard
Vallejo, CA 94589
Vallejo
DOWNTOWN VALLEJO
MARE ISLAND
Mare Island Strait
SAN PABLO BAY
Six Flags Discovery Kingdom
Sutter Solano Medical Center
Kaiser Permanente -Vallejo
Sunrise Memorial Cemetery
Meyer Corporation
California Maritime Academy
Skyview Memorial Lawn Cemetery
Carquinez Cemetery
St Vincents All Souls Cemetery
SONOMA BLVD
JEFFERY LYNN AZUAR MEMORIAL HWY
TENNESSEE ST
REDWOOD ST
GEORGIA ST
CURTOLA PKY
SOLANO AVE
BENICIA RD
SPRINGS RD
AUTO MALL PKY
SEARS POINT RD
SACRAMENTO ST
BROADWAY ST
LEWIS BROWN DR
FAIRGROUNDS DR
WILSON AVE
MARE ISLAND WAY
OAKWOOD AVE
COLUMBUS PKY
ASCOT PKY
REDWOOD PKY
TUOLUMNE ST
ALAMEDA ST
LEMON ST
ROLLINGWOOD DR
BENICIA RD
29
37
80
780
San Francisco
San Jose
PACIFIC OCEAN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Vallejo, California	Cut-off Date Principal Balance	$17,850,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$118.40
Size (SF)	150,766	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 9/18/2013	93.3%	Number of Related Mortgage Loans(1)	5
Owned Occupancy as of 9/18/2013	93.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987 / NAP	Mortgage Rate	4.9800%
Appraised Value	$23,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$2,767,289	Original Interest Only Period (Months)	12
Underwritten Expenses	$857,733	Escrows
Underwritten Net Operating Income (NOI)	$1,909,557	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,821,794	Taxes	$56,403	$14,101
Cut-off Date LTV Ratio	75.0%	Insurance	$39,453	$4,384
Maturity Date LTV Ratio	63.3%	Replacement Reserves	$0	$2,282
DSCR Based on Underwritten NOI / NCF	1.66x / 1.59x	TI/LC(2)	$150,000	$6,282
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.2%	Other(3)	$891,884	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,850,000	100.0%	Loan Payoff	$9,976,719	55.9%
Principal Equity Distribution	6,504,389	36.4
Reserves	1,137,739	6.4
Closing Costs	231,153	1.3

Total Sources	$17,850,000	100.0%	Total Uses	$17,850,000	100.0%

(1)	Indirect owners of the borrower are also indirect owners of the borrowers of the Rivergate Station, Riverwalk Plaza, The Center at Stockton and Hagerstown Shopping Center Loans.
(2)	TI/LC reserves are capped at $500,000.
(3)	Other reserves represent a tenant reserve of $692,296 with respect to the leases of two tenants, Satellite Healthcare, Inc. and 24 Hour Fitness, and a deferred maintenance reserve of $199,588.

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The Mortgage Loan.  The mortgage loan (the “Park Place Shopping Center Loan”) is evidenced by a note in the original principal amount of $17,850,000 and is secured by a first mortgage encumbering a retail neighborhood center located in Vallejo, California known as Park Place Shopping Center (the “Park Place Shopping Center Property”).  The Park Place Shopping Center Loan was originated by Starwood Mortgage Capital LLC and was subsequently purchased by Starwood Mortgage Funding I LLC. The Park Place Shopping Center Loan was originated on October 18, 2013 and represents approximately 2.1% of the Initial Pool Balance.  The note evidencing the Park Place Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $17,850,000 and has an interest rate of 4.9800% per annum.  The proceeds of the Park Place Shopping Center Loan were primarily used to refinance existing debt secured by the Park Place Shopping Center Property, fund reserves and other costs in connection with the origination of the Park Place Shopping Center Loan and return equity to the principal of the borrower.

The Park Place Shopping Center Loan had an initial term of 120 months and has a remaining term of 119 months.  The Park Place Shopping Center Loan requires interest-only payments for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule.  The Park Place Shopping Center Loan is scheduled to mature on November 6, 2023.  Voluntary prepayment of the Park Place Shopping Center Loan is prohibited prior to August 6, 2023. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the Closing Date.

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The Mortgaged Property.  The Park Place Shopping Center Property is an approximately 150,766 SF retail neighborhood center located in Vallejo, California that was constructed in 1987.  The Park Place Shopping Center Property is located in the Benicia and Vallejo submarket at 4300 Sonoma Boulevard. The Park Place Shopping Center Property totals approximately 150,766 SF, is anchored by Raley’s, a regional privately owned full service grocer which originally took occupancy in 1987, and contains the following junior anchors: 24 Hour Fitness, Satellite Healthcare, Inc. (which took possession of its space in May 2013 and is expected to commence paying rent in November 2013) and Aaron’s. As of September 18, 2013, the Total Occupancy and Owned Occupancy were both 93.3%, inclusive of tenant Satellite Healthcare, Inc., which has executed its lease but not yet taken occupancy of its space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Park Place Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Raley’s	NR / NR / NR	60,114	39.9	Yes	$788,564	$13.12	9/30/2017	$297(2)	4.4%	3, 5-year options
Total Anchors		60,114	39.9%

Jr. Anchors
24 Hour Fitness	NR / NR / B	22,000	14.6%	Yes	$517,160	$23.51	7/31/2023	NA	NA	2, 5-year options
Satellite Healthcare, Inc.(3)	NR / NR / NR	11,987	8.0	Yes	$317,743	$26.51	11/30/2023	NA	NA	3, 5-year options
Aaron’s(4)	NR / NR / NR	11,200	7.4	Yes	$140,881	$12.58	1/31/2018	NA	NA	1, 5-year option
Total Jr. Anchors		45,187	30.0%

Occupied In-line		21,812	14.5%		$622,668	$28.55
Occupied Outparcel/Other		13,610	9.0%		$387,642	$28.48
Vacant Spaces		10,043	6.7%		$0	$0.00
Total Owned SF		150,766	100.0%
Total SF		150,766	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Raley’s sales are as of TTM 9/30/2012.
(3)	Satellite Healthcare, Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Satellite Healthcare, Inc. will take occupancy in November 2013.
(4)
In the event Raley’s ceases operations at the Park Place Shopping Center Property, Aaron’s will have the one-time right to terminate its lease in the event the Raley’s space is vacant or the space is not leased for more than a 180-day period.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Park Place Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Raley’s(2)	NR / NR / NR	60,114	39.9%	$457,500	22.9%	$7.61	9/30/2017	$297(2)	4.4%	3, 5-year options
24 Hour Fitness	NR / NR / B	22,000	14.6	396,000	19.8	18.00	7/31/2023	NA	NA	2, 5-year options
Satellite Healthcare, Inc. (3)	NR / NR / NR	11,987	8.0	251,727	12.6	21.00	11/30/2023	NA	NA	3, 5-year options
Bank of the West	NR / NR / A	3,900	2.6	119,769	6.0	30.71	1/31/2017	NA	NA	NA
Hair Love Beauty Supply	NR / NR / NR	7,200	4.8	116,640	5.8	16.20	11/30/2016	$58(4)	37.2%	2, 5-year options
Aaron’s(5)	NR / NR / NR	11,200	7.4	79,200	4.0	7.07	1/31/2018	NA	NA	1, 5-year option
Jiffy Lube	NR / NR / NR	2,510	1.7	76,279	3.8	30.39	3/31/2018	NA	NA	1, 5-year option
H&R Block	NR / NR / NR	3,720	2.5	73,922	3.7	19.87	4/30/2018	NA	NA	1, 3-year option
L&L Hawaiian Barbecue	NR / NR / NR	2,545	1.7	61,080	3.1	24.00	2/28/2014	$115(4)	25.6%	1, 5-year option
Park Place Wash’n Dry	NR / NR / NR	2,400	1.6	56,592	2.8	23.58	10/31/2018	NA	NA	2, 5-year options
Ten Largest Owned Tenants		127,576	84.6%	$1,688,709	84.4%	$13.24
Remaining Owned Tenants		13,147	8.7	310,950	15.6	23.65
Vacant Spaces (Owned Space)		10,043	6.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		150,766	100.0%	$1,999,659	100.0%	$14.21

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Raley’s sales are as of TTM 9/30/2012.
(3)	Satellite Healthcare, Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Satellite Healthcare, Inc. will take occupancy in November 2013.
(4)	Hair Love Beauty Supply and L&L Hawaiian Barbecue sales are as of 12/31/2012.
(5)
In the event Raley’s ceases operations at the Park Place Shopping Center Property, Aaron’s will have the one-time right to terminate its lease in the event the Raley’s space is vacant or the space is not leased for more than a 180-day period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Park Place Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	4,565	3.0%	3.0%	$90,520	4.5%	$19.83	2
2013	0	0.0	3.0%	0	0.0	0.00	0
2014	3,545	2.4	5.4%	76,680	3.8	21.63	2
2015	2,857	1.9	7.3%	64,601	3.2	22.61	2
2016	9,600	6.4	13.6%	176,160	8.8	18.35	3
2017	66,339	44.0	57.6%	657,978	32.9	9.92	4
2018	19,830	13.2	70.8%	285,993	14.3	14.42	4
2019	0	0.0	70.8%	0	0.0	0.00	0
2020	0	0.0	70.8%	0	0.0	0.00	0
2021	0	0.0	70.8%	0	0.0	0.00	0
2022	0	0.0	70.8%	0	0.0	0.00	0
2023	33,987	22.5	93.3%	647,727	32.4	19.06	2
2024 & Thereafter	0	0.0	93.3%	0	0.0	0.00	0
Vacant	10,043	6.7%	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	150,766	100.0%		1,999,659	100.0%	14.21	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Satellite Healthcare Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Satellite Healthcare Inc. will take occupancy in November 2013.

The following table presents certain information relating to historical leasing at the Park Place Shopping Center Property:

Historical Leased %(1)(2)
	2010	2011	2012	As of 9/18/2013
Owned Space	85.9%	89.6%	86.9%	93.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.
(2)	Satellite Healthcare Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Satellite Healthcare Inc. will take occupancy in November 2013.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Place Shopping Center Property:

Cash Flow Analysis(1)

	2010	2011	2012(2)	TTM 7/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$1,841,513	$1,634,076	$1,746,182	$1,686,683	$1,999,659	$13.26
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	150,645	1.00
Total Rent	$1,841,513	$1,634,076	$1,746,182	$1,686,683	$2,150,304	$14.26
Total Reimbursables	407,972	625,815	759,772	783,342	775,000	5.14
Other Income	12,079	9,419	17,461	28,236	28,236	0.19
Vacancy & Credit Loss	0	0	0	0	(186,250)	(1.24)
Effective Gross Income	$2,261,564	$2,269,310	$2,523,415	$2,498,261	$2,767,289	$18.35

Total Operating Expenses	$914,693	$860,773	$910,049	$824,789	$857,733	$5.69

Net Operating Income	$1,346,871	$1,408,537	$1,613,366	$1,673,472	$1,909,557	$12.67
TI/LC	0	0	0	0	60,383	0.40
Capital Expenditures	0	0	0	0	27,380	0.18
Net Cash Flow	$1,346,871	$1,408,537	$1,613,366	$1,673,472	$1,821,794	$12.08

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The borrower closed on its acquisition of the Park Place Property in March 2012 and as such, the information presented is annualized for the last three quarters of 2012.

■	Appraisal. According to the appraisal, the Park Place Shopping Center Property had an “as-is” appraised value of $23,800,000 as of an effective date of September 10, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

■	Environmental Matters. According to a Phase I environmental report, dated September 17, 2013, there are no recommendations for further action at the Park Place Shopping Center Property.

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Market Overview and Competition. The Park Place Shopping Center Property is a retail neighborhood center located in Vallejo, California.  The Park Place Shopping Center Property is located within the Benicia and Vallejo retail submarket of the Solano County metro area.   As of 2013, the population within a five mile radius of the Park Place Shopping Center Property was 138,763 with an average household income of $75,812. The average vacancy rate in the Benicia and Vallejo submarket as of the second quarter of 2013 was 11.6% and has not fluctuated by more than 1% for any single quarter since the second quarter of 2009.

The following table presents certain information relating to the primary competition for the Park Place Shopping Center Property:

Competitive Set(1)(2)
	Park Place Shopping Center	Vallejo Plaza	Solano 80	3612 Sonoma Boulevard	Vallejo Village	Glen Cove Center
Distance from Subject	-	0.7 miles	3.0 miles	3.0 miles	0.4 miles	5.2 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1987	1961	1968	1978	1980	1990
Total GLA	150,766	239,695	113,800	12,584	41,190	66,000
Total Occupancy	93%(3)	NAV	NAV	NAV	NAV	NAV
Anchors(4)	Raley’s	DD/s Discount, Seafood City	Rite Aid, Harbor Freight Tools	DVS, B&N Furniture	NAP	Safeway

(1)	Source: Appraisal.
(2)	Appraiser determined competitive set properties based on comparable retail shop and pad rents.
(3)	Satellite Healthcare Inc. has executed a lease but has not yet taken occupancy or commenced paying rent. It is expected that Satellite Healthcare Inc. will take occupancy in November 2013.
(4)	3612 Sonoma Boulevard is shadow anchored by DVS and B&N Furniture.

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The Borrower.  The borrower is BAI Park Place LP, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Park Place Shopping Center Loan.  The borrower of the Park Place Shopping Center Loan is majority indirectly owned by Bon Aviv Holdings LLC, which is the non-recourse carveout guarantor under the Park Place Shopping Center Loan.

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Escrows. On the origination date, the borrower funded escrow reserves in the amount of $56,403 in respect of certain real estate tax expenses, $39,453 in respect of certain insurance expenses, a $150,000 tenant improvement and leasing commission escrow, $692,296 in respect of remaining outstanding landlord obligation monies owed to tenants Satellite Healthcare, Inc. and 24 Hour Fitness and $199,588 for deferred maintenance.  On each due date, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12 month period, (2) a tenant improvement and leasing commission reserve in the monthly amount of $6,282, to the extent the balance of such account is less than $500,000 and (3) a replacement reserve in the monthly amount of $2,282.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

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Lockbox and Cash Management.  The Park Place Shopping Center Loan is structured with a soft springing lockbox, with springing cash management.  The loan documents require the borrower to deposit all amounts received into a lockbox account within one business day after receipt. During the continuance of a Park Place Shopping Center Sweep Event, the loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. During the continuance of a Park Place Shopping Center Sweep Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by lender as additional security for the loan.

A “Park Place Shopping Center Sweep Event” means any period commencing upon any of (i) the occurrence of an event of default under the Park Place Shopping Center Loan, (ii) the debt service coverage ratio of the Park Place Shopping Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.15x or (iii) a Trigger Tenant Sweep Event. Any such Park Place Shopping Center Sweep Event will terminate, (1) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (i), upon the cure, if any, of such event of default under the Park Place Shopping Center Loan and lender’s acceptance of such cure, in lender’s sole discretion (provided no other Park Place Shopping Center Sweep Event is in existence), (2) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (ii), at such time when the debt service coverage ratio of the Park Place Shopping Center Property (based on the trailing 12 months and as determined by the lender) is equal to or greater than 1.20x for two consecutive calendar quarters (provided no other Park Place Shopping Center Sweep Event is in existence) and (3) (a) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (i) of the Trigger Tenant Sweep Event definition below, borrower has provided lender with reasonably satisfactory evidence that the applicable Trigger Tenant has cured all such defaults, (b) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (ii) of the Trigger Tenant Sweep Event definition below, borrower has provided lender with satisfactory evidence that the applicable Trigger Tenant has resumed normal business operations for at least two consecutive calendar quarters or the space is leased to a satisfactory replacement Trigger Tenant, the replacement Trigger Tenant is in occupancy, paying full unabated rent with no outstanding tenant improvement costs and such replacement Trigger Tenant has issued a signed estoppel, (c) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (iii) of the Trigger Tenant Sweep Event definition below, borrower has provided lender with reasonably satisfactory evidence that the applicable Trigger Tenant has been discharged from bankruptcy proceedings and the applicable lease of such Trigger Tenant has been affirmed, accepted and assumed in the bankruptcy proceedings, (d) with respect to a Park Place Shopping Center Sweep Event commenced in connection with clause (iv) of the Trigger Tenant Sweep Event definition below, borrower has provided lender with reasonably satisfactory evidence that the Trigger Tenant has rescinded such notice and renewed or extended its respective lease and the applicable Trigger Tenant has issued a signed estoppel, or the space is leased to a satisfactory replacement Trigger Tenant, the replacement Trigger Tenant is in occupancy, paying full unabated rent with no outstanding tenant improvement costs and such replacement Trigger Tenant has issued a signed estoppel.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

A “Trigger Tenant Sweep Event” means the occurrence of any of the following: (i) any Trigger Tenant defaults under its respective lease beyond any applicable notice and/or grace period (except that in the event of an immaterial default (i.e. a default which is non-monetary, is unrelated to any Trigger Tenant conducting normal business operations at the Park Place Shopping Center Property, and is not otherwise identified as an event under subsections (ii) through (iv) of this definition of Trigger Tenant Sweep Event), such immaterial default shall not constitute a Trigger Tenant Sweep Event under this subsection (i) so long as borrower immediately notifies lender in writing that borrower has waived such immaterial default), (ii) any Trigger Tenant goes dark, vacates the space it leases at the Park Place Shopping Center Property or otherwise ceases doing business at the Park Place Shopping Center Property during normal business hours or any Trigger Tenant gives notice of its intention to vacate its leased space at the Park Place Shopping Center Property, go dark, or otherwise cease normal business operations at the Park Place Shopping Center Property, (iii) any Trigger Tenant becomes a debtor in any bankruptcy proceeding or (iv) any Trigger Tenant fails to exercise any extension option in its lease prior to the deadline provided for such extension therein.

A “Trigger Tenant” means 24 Hour Fitness or Raley’s.

■
Property Management. The Park Place Shopping Center Property is currently managed by Zamias Services, Inc. pursuant to a management agreement.  Pursuant to the terms of the Park Place Shopping Center Loan, the Park Place Shopping Center Property may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During any of (i) the continuance of an event of default under the Park Place Shopping Center Loan, (ii) any time when the debt service coverage ratio of the Park Place Shopping Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.10x for four consecutive calendar quarters, (iii) during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iv) upon the filing of a bankruptcy petition or a similar event with respect to the property manager or (v) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s reasonable approval, and with respect to which Rating Agency Confirmation has been received.

■
Mezzanine or Subordinate Indebtedness. Pursuant to the Park Place Shopping Center Loan, the pledge of indirect ownership interests in the borrower is permitted in connection with one or more Israeli public or private market bond issuances provided that in the event of a foreclosure on the equity interests on the borrower by related bondholders or by a trustee on their behalf if such foreclosure results in either (i) a change of control of either the borrower or the Park Place Shopping Center Property or (ii) transfer of more than 50% of the ownership interests in the borrower, then (1) the Park Place Shopping Center Property is required to continue to be managed by a property manager acceptable to the lender in its reasonable discretion, (2) the resulting entity is required to be a Qualified Equityholder and (3) the borrower is required to pay to lender a fee in the amount of 0.50% of the unpaid principal balance of the Park Place Shopping Center Loan (but no less than $15,000), and to deliver, among other items, a Ratings Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARK PLACE SHOPPING CENTER

A “Qualified Equityholder” means a person that is (i) a real estate investment trust, real estate company, investment fund, bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, commingled pension trust fund, hedge fund, private equity fund, mutual fund, government entity or plan; provided that any such person referred to in this clause (i) both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee, (ii) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act; provided that any such person referred to in this clause (ii) both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee, or (iii) an institution substantially similar to any of the entities described in the foregoing clauses (i) or (ii) that both (A) satisfies the Eligibility Requirements and (B) is a Qualified Transferee.

A “Qualified Transferee” means a transferee for whom, prior to the transfer, the lender will have received: (a) reasonably satisfactory evidence that the proposed transferee and its then current members of the board of directors or senior management of such proposed transferee (i) has never been indicted or convicted of, or pled guilty or no contest to, a felony, (ii) has never been indicted or convicted of, or pled guilty or no contest to, a patriot act offense and is not on any “government list” for Office of Foreign Assets Control purposes, (iii) has never been the subject of a voluntary or involuntary (to the extent such bankruptcy proceeding has not been discharged) bankruptcy proceeding and (iv) has no material outstanding judgments against any such person and (b) a credit check against such proposed transferee that is reasonably acceptable to the lender.

“Eligibility Requirements” means with respect to any person, that such person (i) has total assets (in its name or under its management) in excess of $250,000,000, (ii) except with respect to a pension advisory firm or similar fiduciary, capital/statutory surplus or shareholder’s equity of $100,000,000, and (iii) is regularly engaged in the business of owning, operating or investing in commercial real estate properties.

■
Terrorism Insurance.  The borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Park Place Shopping Center Property, plus 12 months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Park Place Shopping Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

22 EAST 60TH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

CARTIFACT
CENTRAL PARK
THE POND
22 East 60th
22 East 60th Street
New York, NY 10022
CENTRAL PARK SOUTH
THE PLAZA HOTEL
GRAND ARMY PLAZA
GENERAL MOTORS BLDG.
APPLE
BLOOMINGDALE'S
BLOOMBERG TOWER
SOLOW BLDG.
W 57TH STREET
E 57TH STREET
MIDTOWN NORTH
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
HIGH SCHOOL OF ART AND DESIGN
LEVER HOUSE
SEAGRAM BLDG.
399 PARK
CITIGROUP CENTER
LIPSTICK BLDG.
CBS
TISHMAN
PARK AVE PLAZA
375 PARK
345 PARK
350 PARK
TURTLE BAY
AXA CENTER
RADIO CITY MUSIC HALL
ST. PATRICK'S CATHEDRAL
ROCKEFELLER CENTER
GE BLDG. 30 ROCKEFELLER PLAZA
SAKS FIFTH AVENUE
WALDORF ASTORIA HOTEL
300 PARK
280 PARK WEST
280 PARK EAST
299 PARK
J P MORGAN CHASE
270 PARK
277 PARK
DIAMOND ROW
245 PARK
250 PARK
HELMSLEY BUILDING
MET LIFE BUILDING
GRAYBAR BLDG.
GRAND CENTRAL TERMINAL
CHRYSLER BLDG.
GRACE BLDG.
HBO
W 42ND STREET
E 42ND STREET
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Credit Assessment (Moody’s / Fitch / KBRA)(1)	A2 / A- / AAA	Cut-off Date Principal Balance	$16,000,000
Location (City/State)	New York, New York	Cut-off Date Principal Balance per SF	$273.72
Property Type	Mixed Use	Percentage of Initial Pool Balance	1.8%
Size (SF)	58,453	Number of Related Mortgage Loans	None
Total Occupancy as of 9/1/2013	100.0%	Type of Security	Fee Simple
Owned Occupancy as of 9/1/2013	100.0%	Mortgage Rate	4.4255%
Year Built / Latest Renovation	1925 / 2005	Original Term to Maturity (Months)	120
Appraised Value	$65,000,000	Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$3,770,788
Underwritten Expenses	$950,023
Underwritten Net Operating Income (NOI)	$2,820,765
Underwritten Net Cash Flow (NCF)	$2,809,074	Escrows
Cut-off Date LTV Ratio	24.6%	Upfront	Monthly
Maturity Date LTV Ratio	24.6%	Taxes(2)	$11,200	$3,733
DSCR Based on Underwritten NOI / NCF	3.93x / 3.91x	Insurance	$66,000	$11,000
Debt Yield Based on Underwritten NOI / NCF	17.6% / 17.6%	Other(3)	$114,209	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,000,000	100.0%	Loan Payoff	$13,602,347	85.0%
			Principal Equity Distribution	1,491,418	9.3
			Closing Costs	714,826	4.5
			Reserves	191,409	1.2

Total Sources	$16,000,000	100.0%	Total Uses	$16,000,000	100.0%

(1)	Represents credit characteristics of the 22 East 60th Loan on a standalone basis.
(2)
The portion of the 22 East 60th Property leased by FIAF had been exempt from real estate taxes due to FIAF’s not-for-profit status and is pending exempt status due to the transfer of the 22 East 60th Property from FIAF to the SPE borrower in connection with the origination of the 22 East 60th Loan.  Such exemption must be reapplied for annually and is subject to the continued compliance with certain conditions, including without limitation continued ownership of the 22 East 60th Property by a not-for-profit entity with a tax exempt purpose or a limited liability company which has a tax exempt purpose and a not-for-profit entity as its sole member, and that the 22 East 60th Property be managed by such not-for-profit entity. See “Risk Factors—Increases in Real Estate Taxes May Reduce Available Funds,” in the free writing prospectus.

(3)	Other upfront reserve represents a deferred maintenance reserve of $114,209.

■
The Mortgage Loan. The mortgage loan (the “22 East 60th Loan”) is evidenced by a note in the principal amount of $16,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a mixed use building comprised of 55,257 SF of office space and 3,196 SF of retail space  located in New York, New York (the “22 East 60th Property”).  The 22 East 60th Loan was originated by Cantor Commercial Real Estate on September 5, 2013 and represents 1.8% of the Initial Pool Balance.  The 22 East 60th Loan has an outstanding principal balance as of the Cut-off Date of $16,000,000 and an interest rate of 4.4255% per annum.  The proceeds of the 22 East 60th Loan were primarily used to refinance existing debt on the 22 East 60th Property, set up reserves in connection with the 22 East 60th Loan, pay closing costs and return equity to the borrower.

The 22 East 60th Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires interest only payments for the entire term of the 22 East 60th Loan.  The scheduled maturity date is the due date in September 2023.  Voluntary prepayment of the 22 East 60th Loan is prohibited prior to June 6, 2023.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the third anniversary of the first payment date.

■
The Mortgaged Property. The 22 East 60th Property is an eight-story mixed use building comprised of 55,257 SF of office space leased to the French Institute – Alliance Francaise (“FIAF”) and 3,196 SF of retail space (leased to Le Bilboquet restaurant), totaling 58,453 SF.  The 22 East 60th Property was built in 1925 and in 2005 underwent a $20.0 million renovation by FIAF, which is the sponsor and non-recourse guarantor under the 22 East 60th Loan and which owned the 22 East 60th Property prior to its transfer to the borrower. The 22 East 60th Property is located on the blockfront of 60th Street between Madison Avenue and Park Avenue. The office space is occupied solely by FIAF, which operates a cultural and educational center (including a French language school, French library and 400-seat theater) at the 22 East 60th Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

As of September 1, 2013, the Total Occupancy and Owned Occupancy were both 100.0% at the 22 East 60th Property. The tenants at the 22 East 60th Property include FIAF and Le Bilboquet. FIAF is a not-for-profit French cultural organization, offering a wide range of programming and educational initiatives centered around language, cinema, visual arts education and live performance. FIAF has operated its headquarters at the 22 East 60th Property since 1928. Le Bilboquet is a high-end French bistro restaurant with over 27 years of experience at its prior location on East 63rd Street. In 2012, Le Bilboquet executed a 15 year lease at the 22 East 60th Property.

The following table presents certain information relating to the major tenants at the 22 East 60th Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
FIAF	NR / NR / NR	55,257	94.5%	$3,064,250	77.2%	$55.45	3/31/2035	NA
Le Bilboquet	NR / NR / NR	3,196	5.5	905,000	22.8	283.17	5/31/2027	NA
Two Largest Tenants		58,453	100.0%	$3,969,250	100.0%	$67.90
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		58,453	100.0%	$3,969,250	100.0%	$67.90

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the 22 East 60th Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter	58,453	100.0	100.0%	3,969,250	100.0	67.90	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	58,453	100.0%		$3,969,250	100.0%	$67.90	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 22 East 60th Property:

Historical Leased %(1)(2)(3)
As of 9/1/2013
Owned Space	100.0%

(1)	As provided by the borrower.
(2)	Prior to the closing of the 22 East 60th Loan, the 22 East 60th Property was owned by FIAF.
(3)	Prior to the closing of the 22 East 60th Loan, FIAF was not subject to a lease. As a result, historical occupancy is not available. FIAF has operated at the 22 East 60th Property since 1928.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 22 East 60th Property:

Cash Flow Analysis(1)
	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,969,250	$67.90
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$3,969,250	$67.90
Total Reimbursables	0	0.00
Less Vacancy & Credit Loss(3)	(198,463)	(3.40)
Effective Gross Income	$3,770,788	$64.51

Total Operating Expenses	$950,023	$16.25

Net Operating Income	$2,820,765	$48.26
TI/LC	0	0.00
Capital Expenditures	11,691	0.20
Net Cash Flow	$2,809,074	$48.06

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on 9/1/2013 rent roll.
(3)	Underwritten Vacancy is based on 5.0% of gross revenue.

■	Appraisal. According to the appraisal, the 22 East 60th Property had an “as-is” appraised value of $65,000,000 as of an effective date of June 1, 2013.

■
Environmental Matters. A Phase I environmental report dated August 2, 2013 recommended no further action other than adhering to an operations and maintenance (O&M) plan to address asbestos presence. The O&M plan was put into place on June 17, 2013.

■
Market Overview and Competition. The 22 East 60th Property is located in New York, New York within the Madison/Fifth Avenue submarket of the Plaza District. As of the first quarter of 2013, the Plaza District contained 81.4 million SF of Class A office space and over 4.8 million SF of Class B office space. The direct vacancy rate for Class B space in the Plaza District was 6.8% as of the first quarter in 2013, compared to a direct Midtown Class B vacancy rate of 9.0%.

The Plaza District has achieved the highest rents in Midtown with an average Class B asking rental rate of $59.21 compared to the Midtown average of $46.84 as of the first quarter of 2013. In particular, numerous firms, including J.P. Morgan Chase & Co., CBS, Citigroup, Colgate-Palmolive and Metlife, have headquarters in the Plaza District. Additionally, the Madison/Fifth Avenue submarket reported an average gross rent of $98.16 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 22 East 60th Property:

Office Lease Comparables(1)
Property Name	Year Built / Renovated	Stories	NRA (SF)	Occupancy	Quoted Base Rent PSF
22 East 60th Street	1925 / 2005	8	58,453	100%	$67.90
30 East 60th Street	1922 / NAP	17	101,024	97%	$70.00
24 West 57th Street	1920 / 2002	10	93,386	99%	$68.00
60 East 56th Street	1956 / NAP	12	47,985	100%	NA
5 East 57th Street	1926 / NAP	22	43,200	100%	NA
5 East 59th Street	1984 / NAP	9	38,000	59%	$50.00-$55.00
41 East 60th Street	1922 / NAP	7	8,250	100%	NA
Total / Wtd. Avg.(2)			331,845	94%

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 22 East 60th Property.

■
The Borrower.  The borrower is 22 East 60 LLC, a single-purpose, single-asset entity with one independent director. The sole member of the borrower of the 22 East 60th Loan is FIAF, which is also the non-recourse carveout guarantor of the 22 East 60th Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $191,409 with respect to the 22 East 60th Property comprised of: (i) $11,200 for real estate taxes, (ii) $66,000 for insurance and (iii) $114,209 for deferred maintenance related to façade repairs.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 22 East 60th Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period for Le Bilboquet’s pro rata share of unabated / non-exempt taxes, which is currently $3,733, and (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance over the then succeeding twelve month period, which is currently $11,000.

In addition, on each monthly due date during the continuance of a Cash Trap Period, all remaining excess cash flow generated by the 22 East 60th Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly due date and any other sums due and owed under the loan documents are required to be deposited into an excess cash flow reserve, provided that funds sufficient to cover approved operating and extraordinary expenses for such month will be returned to the borrower.

A “Cash Trap Period” means a period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) any bankruptcy action of borrower, guarantor or manager or (iii) commencement of a FIAF Cash Trap Period and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of a bankruptcy action of manager only, borrower replaces the manager with a qualified manager under a replacement management agreement or (z) in the case of clause (iii), the termination of a FIAF Cash Trap Period.

A “FIAF Cash Trap Period” means a period (A) commencing on (i) the date FIAF surrenders, cancels or terminates its lease prior to its current expiration date without lender’s consent, (ii) the date FIAF discontinues or gives notice of its intent to discontinue its business at the premises, (iii) the occurrence and continuance of a monetary or a material non-monetary event of default under the FIAF lease or (iv) any bankruptcy action of the FIAF tenant and (B) expiring upon (x) in the case of clause (i) and (ii) above, a FIAF Lease Replacement Event occurs, (y) in the case of clause (iii) the event of default under the FIAF lease has been cured for three consecutive months or (z) in the case of clause (iv) the applicable bankruptcy action has terminated or a FIAF Lease Replacement Event has occurred.

A “FIAF Lease Replacement Event” means, subject to satisfaction of additional conditions, a replacement tenant(s) acceptable to lender enters into a new lease(s) for the FIAF premises with a term expiring no earlier than five years after the maturity date of the 22 East 60th Loan.

■
Lockbox and Cash Management.  The 22 East 60th Loan requires a springing lockbox with respect to the FIAF lease and a hard lockbox, which is in place, with respect to the restaurant tenant.  The loan documents require the borrower to (i) direct the restaurant tenant to pay its rent directly to the lender-controlled lockbox account and (ii) upon an event of default under the 22 East 60th Loan or a FIAF Lease Rent Deposit Period, direct the FIAF tenant to pay its rent directly to the lockbox account. All amounts in the lockbox account are swept to the lender-controlled cash management account each business day.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

22 EAST 60TH

So long as a Cash Trap Period is not continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account maintained by the borrower.  During the continuance of a Cash Trap Period, all excess cash (other than funds sufficient to cover approved operating and extraordinary expenses) will be transferred to an excess cash flow reserve and if an event of default under the 22 East 60th Loan is continuing, the lender is entitled to apply all funds on deposit in such account to amounts payable under the 22 East 60th Loan in such order of priority as the lender may determine. If no event of default under the 22 East 60th Loan is continuing and a FIAF Lease Replacement Event occurs, such funds may be applied to pay approved leasing expenses.

A “FIAF Lease Rent Deposit Period” means a period (A) commencing on the earliest to occur of (i) the date the restaurant tenant surrenders, cancels or terminates its lease prior to its current expiration date without lender’s consent, (ii) the date the restaurant tenant discontinues or gives notice of its intent to discontinue its business at the premises, (iii) the occurrence and continuance of an event of default under the restaurant lease or (iv) any bankruptcy action of the restaurant tenant and (B) expiring upon (x) in the case of clause (i) and (ii) above, a Restaurant Lease Replacement Event, (y) in the case of clause (iii) the event of default under the restaurant lease has been cured for three consecutive months or (z) in the case of clause (iv) the applicable bankruptcy action has terminated or a Restaurant Lease Replacement Event occurs.

A “Restaurant Lease Replacement Event” means a replacement tenant(s) enters into a new lease(s) for the restaurant premises with a term expiring no earlier than five years after the maturity date of the 22 East 60th Loan.

■
Property Management.  The 22 East 60th Property is currently managed by FIAF pursuant to a management agreement. Under the loan documents, the 22 East 60th Property may not be managed by any other party, other than another management company approved by the lender.  During the continuance of an event of default, during the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, or upon the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may terminate or require the borrower to terminate the management agreement and replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 22 East 60th Property, plus 12 months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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RIVERWALK PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Charleston, West Virginia	Cut-off Date Principal Balance		$15,300,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$103.34
Size (SF)	148,059	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 9/18/2013	99.1%	Number of Related Mortgage Loans(1)		5
Owned Occupancy as of 9/18/2013	99.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988 / NAP	Mortgage Rate		4.9800%
Appraised Value	$20,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term(Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsor(2)		Bon Aviv Holdings LLC
Underwritten Revenues	$2,066,570
Underwritten Expenses	$532,517	Escrows
Underwritten Net Operating Income (NOI)	$1,534,053		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,442,815	Taxes	$68,167	$22,722
Cut-off Date LTV Ratio	75.0%	Insurance	$17,938	$1,993
Maturity Date LTV Ratio	63.3%	Replacement Reserves	$0	$1,851
DSCR Based on Underwritten NOI / NCF	1.56x / 1.47x	TI/LC(3)	$50,000	$6,169
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.4%	Other(4)	$366,354	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,300,000	100.0%	Loan Payoff	$10,952,902	71.6%
			Principal Equity Distribution	3,698,124	24.2
			Reserves	502,459	3.3
			Closing Costs	146,515	1.0

Total Sources	$15,300,000	100.0%	Total Uses	$15,300,000	100.0%

(1)	Indirect owners of the borrower are also indirect owners of the borrowers of the Rivergate Station, Park Place Shopping Center, The Center at Stockton and Hagerstown Shopping Center Loans.
(2)	Bon Aviv Holdings LLC is the guarantor of the non-recourse carveouts under the Riverwalk Plaza Loan.
(3)	The TI/LC reserve is capped at $400,000.
(4)	Other reserve represents a deferred maintenance reserve of $366,354.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Riverwalk Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF		Occupancy Cost	Renewal / Extension Options
Anchors
Kroger	BBB / Baa2 / BBB	49,319	33.3%	Yes	$536,841	$10.89	4/30/2016	$605	(2)	1.8%	5, 5-year options
TJ Maxx(3)	NR / A3 / A	33,845	22.9	Yes	$417,305	$12.33	1/31/2022	$247	(4)	5.0%	2, 5-year options
Total Anchors		83,164	56.2%

Occupied In-line		50,558	34.1%		$944,882	$18.69
Occupied Outparcel(5)		13,072	8.8		$223,461	$17.09
Vacant Spaces		1,265	0.9		$0	$0.00
Total Owned SF		148,059	100.0%
Total SF		148,059	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kroger’s sales are as of TTM 4/30/2013.
(3)
If the supermarket in the Riverwalk Plaza Property operating under the name of Kroger and containing at least 49,000 SF shall not be open for business to retail customers for any period of more than 180 consecutive days, then TJ Maxx will be allowed to pay the lesser of (i) the monthly minimum rent which would have been due or (ii) 2% of Gross Sales, and, if such period continues for a total of 365 consecutive days, TJ Maxx may terminate its lease.

(4)	TJ Maxx sales are as of TTM 1/31/2013.
(5)	Outparcel fuel station (112 SF) addition was self-funded by Kroger.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERWALK PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Riverwalk Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF		Occupancy Cost	Renewal / Extension Options
Kroger	BBB / Baa2 / BBB	49,319	33.3%	$375,573	22.9%	$7.62	4/30/2016	$605	(2)	1.8%	5, 5-year options
TJ Maxx(3)	NR / A3 / A	33,845	22.9	306,636	18.7	9.06	1/31/2022	$247	(4)	5.0%	2, 5-year options
Burger King	NR / NR / NR	3,500	2.4	91,800	5.6	26.23	10/31/2018	NA		NA	3, 5-year options
Dollar Tree	NR / NR / NR	7,200	4.9	81,000	4.9	11.25	3/31/2019	NA		NA	2, 5-year options
Anytime Fitness	NR / NR / NR	5,200	3.5	75,700	4.6	14.56	4/30/2017	NA		NA	2, 5-year options
Mattress Warehouse	NR / NR / NR	5,972	4.0	74,650	4.5	12.50	7/31/2018	NA		NA	1, 5-year option
Casa Garcia	NR / NR / NR	2,690	1.8	61,047	3.7	22.69	10/31/2018	$272	(5)	9.5%	NA
Catherine’s	NR / NR / NR	3,800	2.6	53,200	3.2	14.00	5/31/2018	$163	(6)	10.6%	NA
West Virginia Laser Eye Center	NR / NR / NR	6,230	4.2	49,917	3.0	8.01	1/31/2014	NA		NA	3, 5-year options
Lisa’s	NR / NR / NR	2,620	1.8	49,780	3.0	19.00	4/30/2016	NA		NA	1, 5-year option
Ten Largest Owned Tenants		120,376	81.3%	$1,219,303	74.2%	$10.13
Remaining Owned Tenants		26,418	17.8	423,186	25.8	16.02
Vacant Spaces (Owned Space)		1,265	0.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		148,059	100.0%	$1,642,489	100.0%	$11.19

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kroger’s sales are as of TTM 4/30/2013.
(3)
If the supermarket in the Riverwalk Plaza Property operating under the name of Kroger and containing at least 49,000 SF shall not be open for business to retail customers for any period of more than 180 consecutive days, then TJ Maxx will be allowed to pay the lesser of (i) the monthly minimum rent which would have been due or (ii) 2% of gross sales, and, if such period continues for a total of 365 consecutive days, TJ Maxx may terminate its lease.

(4)	TJ Maxx sales are as of TTM 1/31/2013.
(5)	Casa Garcia sales are as of TTM 10/31/2012.
(6)	Catherine’s sales are as of TTM 3/31/2013.

The following table presents certain information relating to the lease rollover schedule at the Riverwalk Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	9,480	6.4	6.4%	101,770	6.2	10.74	3
2015	6,546	4.4	10.8%	85,181	5.2	13.01	3
2016	64,637	43.7	54.5%	633,465	38.6	9.80	11
2017	6,644	4.5	59.0%	119,020	7.2	17.91	2
2018	15,962	10.8	69.7%	280,697	17.1	17.59	4
2019	9,680	6.5	76.3%	115,720	7.0	11.95	2
2020	0	0.0	76.3%	0	0.0	0.00	0
2021	0	0.0	76.3%	0	0.0	0.00	0
2022	33,845	22.9	99.1%	306,636	18.7	9.06	1
2023	0	0.0	99.1%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	99.1%	0	0.0	0.00	0
Vacant	1,265	0.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	148,059	100.0%		1,642,489	100.0%	$11.19	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Riverwalk Plaza Property:

Historical Leased %(1)
	2010	2011	2012	As of 9/18/2013
Owned Space	94.5%	98.3%	99.1%	99.1%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERWALK PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Riverwalk Plaza Property:

Cash Flow Analysis(1)

	2010	2011	2012(2)	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,601,910	$1,524,042	$1,639,020	$1,631,922	$1,642,489	$11.09
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	20,240	0.14
Total Rent	$1,601,910	$1,524,042	$1,639,020	$1,631,922	$1,662,729	$11.23
Total Reimbursables	313,568	229,716	447,299	485,458	480,000	3.24
Other Income(3)	3,474	10,167	35,044	30,977	30,977	0.21
Vacancy & Credit Loss	0	0	0	0	(107,136)	(0.72)
Effective Gross Income	$1,918,952	$1,763,925	$2,121,363	$2,148,357	$2,066,570	$13.96

Total Operating Expenses	$368,167	$369,961	$543,414	$570,649	$532,517	$3.60

Net Operating Income	$1,550,785	$1,393,964	$1,577,949	$1,577,708	$1,534,053	$10.36
TI/LC	0	0	0	0	69,030	0.47
Capital Expenditures	0	0	0	0	22,209	0.15
Net Cash Flow	$1,550,785	$1,393,964	$1,577,949	$1,577,708	$1,442,815	$9.74

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The borrower closed on its acquisition of the Riverwalk Plaza Property in March 2012 and as such, the information presented is annualized for the last three quarters of 2012.
(3)	Other Income consists of miscellaneous other income and tenant-driven fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

HOLIDAY INN COLUMBIA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		SMF I
Location (City/State)	Columbia, Missouri	Cut-off Date Principal Balance		$15,051,409
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$48,396.82
Size (Rooms)	311	Percentage of Initial Pool Balance		1.7%
Total TTM Occupancy as of 9/30/2013	48.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2013	48.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1974 / 2011-2013	Mortgage Rate		5.6420%
Appraised Value	$24,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		192
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)		Executive Affiliates, Inc.
Underwritten Revenues	$9,951,301
Underwritten Expenses	$7,122,666	Escrows
Underwritten Net Operating Income (NOI)	$2,828,635
Underwritten Net Cash Flow (NCF)	$2,331,070		Upfront	Monthly
Cut-off Date LTV Ratio	61.9%	Taxes	$319,678	$26,640
Maturity Date LTV Ratio(1)	27.5%	Insurance	$120,170	$13,374
DSCR Based on Underwritten NOI / NCF	1.97x / 1.62x	FF&E(3)	$0	$41,464
Debt Yield Based on Underwritten NOI / NCF	18.8% / 15.5%	Other(4)	$1,200,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,100,000	100.0%	Loan Payoff	$12,500,000	82.8%
			Reserves	1,639,848	10.9
			Closing Costs	531,014	3.5
			Principal Equity Distribution	429,138	2.8

Total Sources	$15,100,000	100.0%	Total Uses	$15,100,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $27,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 30.5%.
(2)	Executive Affiliates, Inc. is the guarantor of the non-recourse carveouts under the Holiday Inn Columbia Loan.
(3)	On each monthly payment date, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 5% of annual gross revenues.
(4)	Other reserves represent a property improvement plan reserve in connection with a recently renewed franchise agreement which is scheduled to expire in February 2025.

The following table presents certain information relating to the 2012 market mix with respect to the Holiday Inn Columbia Property, as provided in the appraisal for the Holiday Inn Columbia Property:

Estimated Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Holiday Inn Columbia	50%	25%	25%

(1)	Source: Appraisal

The following table presents certain information relating to the TTM August 2013 penetration rates relating to the Holiday Inn Columbia Property, as provided in a September 2013 travel research report for the Holiday Inn Columbia Property:

TTM Through 8/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Holiday Inn Columbia	73.8%	99.3%	73.2%

(1)	Source: September 2013 travel research report

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

HOLIDAY INN COLUMBIA

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Holiday Inn Columbia Property:

Holiday Inn Columbia(1)
	2010(1)	2011(1)	2012(1)	TTM 9/30/2013(1)	Underwritten
Occupancy	52.5%	48.9%	48.3%	48.7%	49.6%
ADR	$90.99	$91.74	$96.27	$101.29	$99.40
RevPAR	$47.80	$44.89	$46.51	$49.29	$49.30

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Holiday Inn Columbia Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 9/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$5,426,220	$5,095,950	$5,294,244	$5,595,525	$5,596,562	$17,995
Food & Beverage Revenue	3,886,101	3,800,212	3,980,469	3,721,413	3,721,413	11,966
Expo Center	411,545	418,139	419,150	393,184	393,184	1,264
Other Departmental Revenue(2)	269,426	262,545	173,286	240,142	240,142	772
Total Revenue	$9,993,292	$9,576,846	$9,867,149	$9,950,264	$9,951,301	$31,998

Room Expense	$1,093,531	$1,044,269	$1,028,476	$1,054,138	$1,052,154	$3,383
Food & Beverage Expense	2,468,219	2,411,960	2,365,556	2,131,042	2,132,370	6,856
Expo Center Expense	84,461	82,165	67,436	55,371	62,909	202
Other Expense	94,418	92,303	100,282	99,839	99,839	321
Total Departmental Expense	$3,740,629	$3,630,697	$3,561,750	$3,340,390	$3,347,272	$10,763
Total Undistributed Expense	3,297,419	3,028,935	3,050,674	2,999,299	3,257,724	10,475
Total Fixed Charges	407,612	459,270	476,110	521,303	517,670	1,665
Total Operating Expenses	$3,705,031	$3,488,205	$3,526,784	$3,520,602	$3,775,394	$12,140

Net Operating Income	$2,547,632	$2,457,944	$2,778,615	$3,089,272	$2,828,635	$9,095
FF&E	399,732	383,074	394,686	398,011	497,565	1,600
Net Cash Flow	$2,147,900	$2,074,870	$2,383,929	$2,691,261	$2,331,070	$7,495

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Includes gift shop revenue, special events income, no-show charges and utility reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MARIANOS ELMHURST

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Elmhurst, Illinois	Cut-off Date Principal Balance	$14,382,375
Property Type	Retail	Cut-off Date Principal Balance per SF	$188.66
Size (SF)	76,236	Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 12/6/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/6/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate	4.9000%
Appraised Value	$21,850,000	Original Term to Maturity/ARD (Months)(1)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	Inland Private Capital Corporation

Underwritten Revenues	$1,402,215
Underwritten Expenses	$42,066	Escrows
Underwritten Net Operating Income (NOI)	$1,360,149	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,310,596	Taxes	$0	$0
Cut-off Date LTV Ratio	65.8%	Insurance	$0	$0
Maturity Date / ARD LTV Ratio(1)	54.0%	Replacement	$0	$0
DSCR Based on Underwritten NOI / NCF	1.48x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,400,000	70.5%	Purchase Price	$20,358,844	99.6%
Principal’s New Cash Contribution	6,033,249	29.5	Closing Costs	74,405	0.4

Total Sources	$20,433,249	100.0%	Total Uses	$20,433,249	100.0%

(1)
The Marianos Elmhurst Loan is structured with an Anticipated Repayment Date (“ARD”). If the debt is not repaid on the ARD, all excess cash will be swept to amortize existing principal and pay monthly interest until the outstanding principal balance and accrued interest are paid in full.

(2)	Inland Private Capital Corporation is the guarantor of the non-recourse carveouts under the Marianos Elmhurst Loan.

The following table presents certain information relating to the single tenant at the Marianos Elmhurst Property:

Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Mariano’s Fresh Market(2)	NR / NR / NR	76,236	100.0%	$1,476,016	100.0%	$19.36	6/30/2033	4, 5-year options

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The tenant is Roundy’s Supermarkets, Inc. (doing business as Mariano’s Fresh Market).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MARIANOS ELMHURST

The following table presents the lease rollover schedule at the Marianos Elmhurst Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024 & Thereafter(2)	76,236	100.0%	100.0%	1,476,016	100.0	19.36	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	76,236	100.0%		$1,476,016	100.0%	$19.36	1

(1)	Calculated based on approximate square footage occupied by Owned Tenant.
(2)	Mariano’s Fresh Market has four 5-year renewal options with 12 months notice.

The following table presents certain information relating to historical leasing at the Marianos Elmhurst  Property:

Historical Leased %(1)
As of 12/6/2013
Owned Space	100.0%

(1)	The Marianos Elmhurst Property was built in 2013. Accordingly, historical occupancy is not applicable.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marianos Elmhurst Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,476,016	$19.36
Overage Rent	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,476,016	$19.36
Total Reimbursables	0	0.00
Less Vacancy & Credit Loss(3)	(73,801)	(0.97)
Effective Gross Income	$1,402,215	$18.39

Total Operating Expenses	$42,066	$0.55

Net Operating Income	$1,360,149	$17.84
TI/LC	38,118	0.50
Capital Expenditures	11,435	0.15
Net Cash Flow	$1,310,596	$17.19

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on 12/6/2013 rent roll.
(3)	Underwritten Vacancy is based on 5.0% of gross revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SPRINGHILL SUITES - WILLOW GROVE, PA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Willow Grove, Pennsylvania	Cut-off Date Principal Balance		$13,728,486
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$88,570.88
Size (Rooms)	155	Percentage of Initial Pool Balance		1.6%
Total TTM Occupancy as of 6/30/2013	69.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2013	69.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / 2013	Mortgage Rate		5.4700%
Appraised Value	$20,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,912,552	Borrower Sponsor(1)		Michael A. Santaro
Underwritten Expenses	$3,135,054
Underwritten Net Operating Income (NOI)	$1,777,498	Escrows
Underwritten Net Cash Flow (NCF)	$1,531,871		Upfront	Monthly
Cut-off Date LTV Ratio	68.3%	Taxes	$0	$0
Maturity Date LTV Ratio	43.6%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.76x / 1.52x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.9% / 11.2%	Other(2)	$785,471	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,750,000	99.6%	Loan Payoff	$10,988,854	79.6%
Other Sources	$61,501	0.4	Principal Equity Distribution	1,694,415	12.3
			Reserves	785,471	5.7
			Other Uses	272,372	2.0
			Closing Costs	70,388	0.5

Total Sources	$13,811,501	100.0%	Total Uses	$13,811,501	100.0%

(1)	Michael A. Santaro is the guarantor of the non-recourse carve-outs under the SpringHill Suites - Willow Grove, PA Loan.
(2)
Other Upfront Reserve represents a debt service reserve ($450,000), a seasonality reserve ($65,850 only in months August, September and October each year), a manager FF&E reserve ($173,221) and a property improvement plan contingency reserve ($96,400).

The following table presents certain information relating to the 2012 demand analysis with respect to the SpringHill Suites - Willow Grove, PA Property based on market segmentation, as provided in the appraisal for the SpringHill Suites - Willow Grove, PA Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
SpringHill Suites - Willow Grove, PA	15%	30%	55%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM July 2013 penetration rates relating to the SpringHill Suites - Willow Grove, PA Property and various market segments, as provided in a July 2013 travel research report for the SpringHill Suites - Willow Grove, PA Property:

TTM Through 7/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
SpringHill Suites - Willow Grove, PA	100.8%	129.9%	130.9%

(1)	Source: July 2013 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SPRINGHILL SUITES - WILLOW GROVE, PA

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the SpringHill Suites - Willow Grove, PA Property:

SpringHill Suites - Willow Grove, PA(1)

	2010	2011	2012	TTM 6/30/2013
Occupancy(2)	64.6%	72.3%	73.8%	69.1%
ADR	$113.31	$113.89	$118.74	$122.25
RevPAR	$73.24	$82.33	$87.68	$84.46

(1)	Source: As provided by Borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the SpringHill Suites - Willow Grove, PA Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$4,143,612	$4,657,744	$4,974,194	$4,778,202	$4,778,202	$30,827
Banquet Revenue	49,133	62,709	66,041	50,081	50,081	323
Market Revenue	57,405	82,068	76,528	74,660	74,660	482
Other Revenue	5,024	16,276	10,779	9,610	9,610	62
Total Revenue	$4,255,174	$4,818,798	$5,127,543	$4,912,552	$4,912,552	$31,694

Room Expense	$954,058	$1,097,606	$1,176,371	$1,195,702	$1,195,702	$7,714
Banquet Expense	498	2,110	1,762	2,128	2,128	14
Market Expense	26,549	39,491	36,984	35,190	35,190	227
Other Expense	19,547	21,674	16,244	17,706	17,706	114
Total Departmental Expense	$1,000,652	$1,160,881	$1,231,360	$1,250,726	$1,250,726	$8,069
Total Undistributed Expense	1,459,914	1,616,864	1,552,554	1,544,679	1,553,619	10,023
Total Fixed Charges	362,874	364,196	332,214	349,050	330,709	2,134
Total Operating Expenses	$2,823,441	$3,141,940	$3,116,127	$3,144,455	$3,135,054	$20,226

Net Operating Income	$1,431,733	$1,676,857	$2,011,416	$1,768,098	$1,777,498	$11,468
FF&E	212,759	240,940	256,377	245,628	245,628	1,585
Net Cash Flow	$1,218,975	$1,435,917	$1,755,039	$1,522,470	$1,531,871	$9,883

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

666 OLD COUNTRY ROAD

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Garden City, New York	Cut-off Date Principal Balance	$13,100,000
Property Type	Office	Cut-off Date Principal Balance per SF	$108.95
Size (SF)	120,238	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 8/2/2013	97.1%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 8/2/2013	97.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980 / NAP	Mortgage Rate	4.3300%
Appraised Value	$19,200,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	60
Borrower Sponsor(2)	Investcorp US Real Estate, LLC
Underwritten Revenues	$ 3,721,222
Underwritten Expenses	$ 2,266,327	Escrows
Underwritten Net Operating Income (NOI)	$1,454,895	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,252,806	Taxes	$171,926	$85,963
Cut-off Date LTV Ratio	68.2%	Insurance	$0	$0
Maturity Date LTV Ratio	68.2%	Replacement Reserves	$0	$3,006
DSCR Based on Underwritten NOI / NCF	2.53x / 2.18x	TI/LC	$350,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.1% / 9.6%	Other(3)	$176,135	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,100,000	60.8%	Purchase Price	$18,813,056	87.4%
Principal’s New Cash Contribution	7,626,453	35.4	Other Uses	2,019,512	9.4
Other Sources	804,175	3.7	Reserves	698,061	3.2

Total Sources	$21,530,629	100.0%	Total Uses	$21,530,629	100.0%

(1)	Indirect owners of the borrowers are also indirect owners of the borrowers of the 100 Merrick Road and 114 Old Country Road Loans.
(2)	Investcorp US Real Estate, LLC is the guarantor of the non-recourse carveouts under the 666 Old Country Road Loan.
(3)	Other reserves represent a deferred maintenance reserve ($95,925) and an outstanding tenant obligations reserve ($80,210).

The following table presents certain information relating to the tenants at the 666 Old Country Road Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Rosenburg Fortuna & Laitman	NR / NR / NR	8,075	6.7%	$276,094	7.0%	$34.19	4/30/2018	NA
Quadrino & Schwartz P.C.	NR / NR / NR	7,385	6.1	260,484	6.6	35.27	6/30/2015	NA
Amato & Associates	NR / NR / NR	6,025	5.0	200,934	5.1	33.35	12/31/2018	1, 5-year option
Schneider Mitola LLP	NR / NR / NR	6,160	5.1	200,543	5.1	32.56	11/30/2019	NA
Barket Legal Services, P.C. St	NR / NR / NR	5,932	4.9	195,334	4.9	32.93	7/31/2019	NA
Stephen Gassman	NR / NR / NR	4,680	3.9	156,078	4.0	33.35	10/31/2018	1, 5-year option
Stephen P. Scaring P.C.	NR / NR / NR	3,945	3.3	133,667	3.4	33.88	11/30/2016	NA
Fieldview Realty LTD	NR / NR / NR	3,866	3.2	132,079	3.3	34.16	12/31/2016	NA
Franklin, Gringer & Cohen PC	NR / NR / NR	3,538	2.9	124,509	3.2	35.19	1/31/2019	NA
PNC Bank, National Association	A+ / A3 / A-	3,383	2.8	124,336	3.1	36.75	1/31/2016	NA
Ten Largest Tenants		52,989	44.1%	$1,804,059	45.7%	$34.05
Remaining Tenants		63,800	53.1	2,145,916	54.3	33.64
Vacant		3,449	2.9	0	0.0	0.00
Total / Wtd. Avg. All Tenants		120,238	100.0%	$3,949,975	100.0%	$33.82

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

666 OLD COUNTRY ROAD

The following table presents the lease rollover schedule at the 666 Old Country Road Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	5,565	4.6	4.6%	203,384	5.1	36.55	2
2015	22,991	19.1	23.7%	804,026	20.4	34.97	8
2016	16,747	13.9	37.7%	567,268	14.4	33.87	6
2017	13,530	11.3	48.9%	453,324	11.5	33.51	7
2018	33,437	27.8	76.7%	1,104,203	28.0	33.02	10
2019	19,221	16.0	92.7%	642,653	16.3	33.43	4
2020	5,298	4.4	97.1%	175,117	4.4	33.05	2
2021	0	0.0	97.1%	0	0.0	0.00	0
2022	0	0.0	97.1%	0	0.0	0.00	0
2023	0	0.0	97.1%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	97.1%	0	0.0	0.00	0
Vacant	3,449	2.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	120,238	100.0%		$3,949,975	100.00%	$33.82	39

The following table presents certain information relating to historical leasing at the 666 Old Country Road Property:

Historical Leased %(1)
	2010	2011	2012	As of 8/2/2013
Owned Space	85.0%	87.5%	94.6%	97.1%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 666 Old Country Road Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,033,461	$3,486,021	$3,484,719	$3,402,331	$3,884,522	$32.31
Gross Up Vacancy	0	0	0	0	115,542	0.96
Contractual Rent Steps	0	0	0	0	65,453	0.54
Total Rent	$3,033,461	$3,486,021	$3,484,719	$3,402,331	$4,065,517	$33.81
Total Reimbursables	57,405	58,977	20,796	9,475	17,026	0.14
Other Income	41,899	58,340	42,292	47,730	50,806	0.42
Less Vacancy & Credit Loss	(20,711)	(51,972)	(86,175)	(21,931)	(412,127)	(3.43)
Effective Gross Income	$3,112,054	$3,551,366	$3,461,632	$3,437,605	$3,721,222	$30.95

Total Operating Expenses	2,493,006	2,238,110	2,184,447	2,261,125	2,266,327	18.85
Net Operating Income	$619,048	$1,313,256	$1,277,185	$1,176,480	$1,454,895	$12.10
TI/LC	0	0	0	0	166,018	1.38
Replacement Reserves	0	0	0	0	36,071	0.30
Net Cash Flow	$619,048	$1,313,256	$1,277,185	$1,176,480	$1,252,806	$10.42

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 8/2/2013 and includes contractual rent steps through 3/1/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEYSTONE PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	North Miami Beach, Florida	Cut-off Date Principal Balance	$12,724,759
Property Type	Retail	Cut-off Date Principal Balance per SF	$206.52
Size (SF)	61,616	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 8/13/2013	83.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/13/2013	83.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate	5.6400%
Appraised Value	$20,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Irwin Tauber and
Tauber Family 2001 Dynasty Trust
Underwritten Revenues	$2,124,593
Underwritten Expenses	$694,274	Escrows
Underwritten Net Operating Income (NOI)	$1,430,319	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,325,892	Taxes	$235,641	$21,422
Cut-off Date LTV Ratio	61.2%	Insurance	$28,501	$5,700
Maturity Date LTV Ratio	50.8%	Replacement Reserves(2)	$0	$770
DSCR Based on Underwritten NOI / NCF	1.62x / 1.50x	TI/LC(3)	$82,564	$7,189
Debt Yield Based on Underwritten NOI / NCF	11.2% / 10.4%	Other(4)	$251,188	$2,139

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,750,000	99.6%	Loan Payoff	$11,066,670	86.5%
Other Sources	50,000	0.4	Principal Equity Distribution	728,230	5.7
Reserves	597,894	4.7
Other Uses	361,399	2.8
Closing Costs	45,808	0.4

Total Sources	$12,800,000	100.0%	Total Uses	$12,800,000	100.0%

(1)	Irwin Tauber and Tauber Family 2001 Dynasty Trust are the guarantors of the non-recourse carveouts under the Keystone Plaza Loan.
(2)	Replacement reserves are capped at $27,726.
(3)	TI/LC reserves are capped at $150,000.
(4)	Other reserves include a deferred maintenance reserve ($1,188) and a roof reserve ($250,000).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Keystone Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
BankUnited	NR / NR/ NR	6,408	10.4%	$197,430	13.3%	30.81	11/30/2014	NA	NA	2, 5-year options
Jumbo Buffet	NR / NR/ NR	6,440	10.5	179,483	12.1	27.87	2/28/2023	NA	NA	NA
Family Christian	NR / NR / NR	5,806	9.4	127,732	8.6	22.00	2/29/2016	NA	NA	2, 5-year options
Specialty Lighting	NR / NR / NR	3,600	5.8	91,656	6.2	25.46	1/31/2016	$417	8.4%	1, 5-year option
Sherwin Williams	NR / NR / NR	3,240	5.3	84,240	5.7	26.00	12/31/2023	NA	NA	2, 5-year options
Starbuck’s	A- / Baa2 / A-	1,600	2.6	77,440	5.2	48.40	2/28/2023	NA	NA	3, 5-year options
USA Kitchen Gallery	NR / NR / NR	3,200	5.2	73,600	5.0	23.00	7/31/2018	NA	NA	1, 5-year option
Hollywood Tans	NR / NR / NR	1,911	3.1	69,809	4.7	36.53	2/29/2016	NA	NA	2, 5-year options
Chicken Kitchen	NR / NR / NR	2,001	3.2	63,692	4.3	31.83	2/28/2018	NA	NA	1, 5-year option
Nextel	NR / NR / NR	1,600	2.6	63,472	4.3	39.67	11/30/2017	NA	NA	2, 5-year options
Ten Largest Owned Tenants		35,806	58.1%	$1,028,554	69.5%	28.73
Remaining Owned Tenants		15,890	25.8	452,243	30.5	28.46
Vacant Spaces (Owned Space)		9,920	16.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		61,616	100.0%	$1,480,797	100.0%	28.64

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of December 31, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEYSTONE PLAZA

The following table presents certain information relating to the lease rollover schedule at the Keystone Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	7,608	12.3	12.3%	243,630	16.5	32.02	2
2015	3,300	5.4	17.7%	96,015	6.5	29.10	2
2016	12,737	20.7	38.4%	324,697	21.9	25.49	4
2017	4,220	6.8	45.2%	145,224	9.8	34.41	3
2018	12,551	20.4	65.6%	330,068	22.3	26.30	7
2019	0	0.0	65.6%	0	0.0	0.00	0
2020	0	0.0	65.6%	0	0.0	0.00	0
2021	0	0.0	65.6%	0	0.0	0.00	0
2022	0	0.0	65.6%	0	0.0	0.00	0
2023	11,280	18.3	83.9%	341,163	23.0	30.24	3
2024 & Thereafter	0	0.0	83.9%	0	0.0	0.00	0
Vacant	9,920	16.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	61,616	100.0%		$1,480,797	100.0%	$28.64	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Keystone Plaza Property.

Historical Leased %(1)
	2010	2011	2012	TTM 6/30/2013
Owned Space	72.7%	81.3%	74.9%	71.8%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Keystone Plaza Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,061,400	$1,327,523	$1,236,051	$1,244,087	$1,465,652	$23.79
Gross Up Vacancy	0	0	0	0	367,742	5.97
Contractual Rent Steps	0	0	0	0	15,144	0.25
Total Reimbursables	482,123	485,958	503,125	482,826	547,456	8.88
Other Income	11,247	4,031	6,473	3,807	0	0.00
Vacancy & Credit Loss	0	0	(10,289)	(10,289)	(367,742)	(5.97)
Utility Recoveries	115,425	124,604	117,850	96,340	96,340	1.56
Effective Gross Income	1,670,195	1,942,116	1,853,210	1,816,771	2,124,593	34.48

Total Operating Expenses	664,214	662,294	705,251	682,383	694,274	11.27

Net Operating Income	1,005,981	1,279,822	1,147,959	1,134,388	1,430,319	23.21
TI/LC	0	0	0	0	89,023	1.44
Capital Expenditures	0	0	0	0	15,404	0.25
Net Cash Flow	$1,005,981	$1,279,822	$1,147,959	$1,134,388	$1,325,892	$21.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 8/13/2013 and includes contractual rent steps through 3/1/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE CENTER AT STOCKTON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Stockton, California	Cut-off Date Principal Balance	$12,484,925
Property Type	Retail	Cut-off Date Principal Balance per SF	$81.75
Size (SF)	152,719	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 9/18/2013	100.0%	Number of Related Mortgage Loans(1)	5
Owned Occupancy as of 9/18/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / NAP	Mortgage Rate	4.9800%
Appraised Value	$17,050,000	Original Term to Maturity (Months)	120
Original Amortization Term(Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	Bon Aviv Holdings LLC
Underwritten Revenues	$1,772,551
Underwritten Expenses	$510,358	Escrows
Underwritten Net Operating Income (NOI)	$1,262,193	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,165,018	Taxes	$21,283	$10,641
Cut-off Date LTV Ratio	73.2%	Insurance	$18,241	$2,027
Maturity Date LTV Ratio	60.2%	Replacement Reserves	$0	$3,758
DSCR Based on Underwritten NOI / NCF	1.57x / 1.45x	TI/LC(3)	$250,000	$6,364
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,500,000	100.0%	Principal Equity Distribution	$6,009,204	48.1%
Loan Payoff	5,987,859	47.9
Reserves	289,524	2.3
Closing Costs	213,413	1.7

Total Sources	$12,500,000	100.0%	Total Uses	$12,500,000	100.0%

(1)	Indirect owners of the borrower are also indirect owners of the borrowers of the Rivergate Station, Park Place Shopping Center, Riverwalk Plaza and Hagerstown Shopping Center Loans.
(2)	Bon Aviv Holdings LLC is the guarantor of the non-recourse carveouts under The Center at Stockton Loan.
(3)	The TI/LC reserve is capped at $700,000.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at The Center at Stockton Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Premier Furniture Gallery	NR / NR / NR	100,000	65.5%	Yes	$672,029	$6.72	1/31/2019	$20(2)	32.9%	1, 5-year option
Total Anchors		100,000	65.5%

Jr. Anchors
Fitness Evolution	NR / NR / NR	19,500	12.8%	Yes	$353,151	$18.11	7/31/2025	$59(3)	31.0%	2, 5-year options
Costco Tire Center	A+ / A1 / A+	12,000	7.9	Yes	$222,982	$18.58	6/30/2018	NA	NA	(4)
Total Jr. Anchors		31,500	20.6%

Occupied In-line		0	0.0%		$0	$0.00
Occupied Outparcel/Other		21,219	13.9%		$632,656	$29.82
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		152,719	100.0%
Total SF		152,719	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Premier Furniture Gallery sales are as of TTM 8/31/2013.
(3)	Fitness Evolution sales are as of TTM 12/31/2012.
(4)	Costco Tire Center has two, 5-year renewal options and one, 4-year and nine month renewal option.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE CENTER AT STOCKTON

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Center at Stockton Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Premier Furniture Gallery	NR / NR / NR	100,000	65.5%	$361,000	25.7%	$3.61	1/31/2019	$20(2)	32.9%	1, 5-year option
Fitness Evolution	NR / NR / NR	19,500	12.8	292,500	20.8	15.00	7/31/2025	$59(3)	31.0%	2, 5-year options
Costco Tire Center	A+ / A1 / A+	12,000	7.9	185,658	13.2	15.47	6/30/2018	NA	NA	(5)
IHOP	NR / NR / NR	4,503	2.9	177,350	12.6	39.38	12/31/2015	$479(3)	8.9%	(6)
Sizzler	NR / NR / NR	7,150	4.7	141,570	10.1	19.80	2/29/2028	$430(3)	5.3%	NA
Jiffy Lube	AAA / Aa3 / NR	5,200	3.4	94,224	6.7	18.12	6/30/2015	$232(4)	9.2%	3, 5-year options
El Forastero	NR / NR / NR	2,070	1.4	55,911	4.0	27.01	4/30/2015	NA	NA	1, 5-year option
Sprint	B+ / B1 / BB-	2,296	1.5	55,104	3.9	24.00	6/30/2022	NA	NA	2, 5-year options
Costco Fuel Station	A+ / A1 / A+	0	0.0	36,383	2.6	0.00	6/30/2018	NA	NA	(7)
Monterey Water	NR / NR / NR	0	0.0	6,118	0.4	0.00	11/30/2014	NA	NA	NA
Ten Largest Owned Tenants		152,719	100.0%	$1,405,817	100.0%	$9.21
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		152,719	100.0%	$1,405,817	100.0%	$9.21

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Premier Furniture Gallery sales are as of TTM 8/31/2013.
(3)	Fitness Evolution, IHOP and Sizzler sales are as of TTM 12/31/2012.
(4)	Jiffy Lube sales are as of TTM 6/30/2013.
(5)	Costco Tire Center has two, 5-year renewal options and one, 4-year and nine month renewal option.
(6)	IHOP has one, 5-year renewal option and one, 4-year renewal option.
(7)	Costco Fuel Station has two, 5-year renewal options and one, 4-year and nine month renewal option.

The following table presents certain information relating to the lease rollover schedule at The Center at Stockton Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	6,118	0.4	0.00	1
2015	11,773	7.7	7.7%	327,485	23.3	27.82	3
2016	0	0.0	7.7%	0	0.0	0.00	0
2017	0	0.0	7.7%	0	0.0	0.00	0
2018	12,000	7.9	15.6%	222,041	15.8	18.50	2
2019	100,000	65.5	81.0%	361,000	25.7	3.61	1
2020	0	0.0	81.0%	0	0.0	0.00	0
2021	0	0.0	81.0%	0	0.0	0.00	0
2022	2,296	1.5	82.5%	55,104	3.9	24.00	1
2023	0	0.0	82.5%	0	0.0	0.00	0
2024 & Thereafter	26,650	17.5	100.0%	434,070	30.9	16.29	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	152,719	100.0%		$1,405,817	100.0%	$9.21	10

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at The Center at Stockton Property:

Historical Leased %(1)
	2010	2011	2012	As of 9/18/2013
Owned Space	98.7%	98.7%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE CENTER AT STOCKTON

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Center at Stockton Property:

Cash Flow Analysis(1)
	2010	2011	2012(2)	TTM 7/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$1,132,898	$1,399,233	$1,519,005	$1,441,468	$1,405,817	$9.21
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,132,898	$1,399,233	$1,519,005	$1,441,468	$1,405,817	$9.21
Total Reimbursables	495,822	531,305	374,822	498,981	475,000	3.11
Other Income(3)	10,556	15,144	12,353	23,391	23,391	0.15
Vacancy & Credit Loss	0	0	0	0	(131,657)	(0.86)
Effective Gross Income	$1,639,276	$1,945,682	$1,906,179	$1,963,841	$1,772,551	$11.61

Total Operating Expenses	$726,347	$658,424	$402,769	$448,206	$510,358	$3.34

Net Operating Income	$912,929	$1,287,258	$1,503,410	$1,515,634	$1,262,193	$8.26
TI/LC	0	0	0	0	51,360	0.34
Capital Expenditures	0	0	0	0	45,816	0.30
Net Cash Flow	$912,929	$1,287,258	$1,503,410	$1,515,634	$1,165,018	$7.63

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The borrower closed on its acquisition of The Center at Stockton Property in March 2012 and as such, the information presented is annualized for the last three quarters of 2012.
(3)	Other Income consists of miscellaneous other income and tenant-driven fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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THE ATRIUM

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Antonio, Texas	Cut-off Date Principal Balance		$11,987,768
Property Type	Office	Cut-off Date Principal Balance per SF		$91.36
Size (SF)	131,216	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 10/1/2013	89.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2013	89.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2011-2012	Mortgage Rate		5.8760%
Appraised Value	$15,900,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Joe Richard Rodriguez
Underwritten Revenues	$2,456,395
Underwritten Expenses	$1,130,783	Escrows
Underwritten Net Operating Income (NOI)	$1,325,612		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,154,121	Taxes	$0	$26,331
Cut-off Date LTV Ratio	75.4%	Insurance	$14,923	$1,148
Maturity Date LTV Ratio	70.5%	Replacement Reserves	$0	$2,515
DSCR Based on Underwritten NOI / NCF	1.56x / 1.35x	TI/LC(2)	$0	$16,667
Debt Yield Based on Underwritten NOI / NCF	11.1% / 9.6%	Other(3)	$309,651	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,000,000	99.8%	Loan Payoff	$10,110,741	84.1%
Principal’s New Cash Contribution	$25,817	0.2	Closing Costs	$1,590,503	13.2
			Reserves	$324,573	2.7

Total Sources	$12,025,817	100.0%	Total Uses	$12,025,817	100.0%

(1)	Joe Richard Rodriguez is the guarantor of the non-recourse carveouts under The Atrium Loan.
(2)	TI/LC Escrow: $200,000 per annum, to be funded monthly and capped at $500,000.
(3)	Other upfront reserve consists of the following: (i) unfunded obligation reserve of $101,156, (ii) free rent reserve of $91,864, (iii) Chris Bush reserve of $75,000 and (iv) Medrec reserve of $41,630.

The following table presents certain information relating to the major tenants at The Atrium Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
JM Waller & Associates	NR / NR / NR	9,008	6.9%	$207,184	8.6%	$23.00	2/28/2019	NA
Datasearch, Inc.	NR / NR / NR	6,266	4.8	141,696	5.8	22.61	9/30/2015	1, 5-year option
Cherokee Nation Technology	NR / NR / NR	6,471	4.9	133,303	5.5	20.60	4/30/2016	NA
Hallmark/Encompass Home Health	NR / NR / NR	5,655	4.3	114,725	4.7	20.29	4/30/2014	1, 5-year option
Texas Community Bank N.A.	NR / NR / NR	4,696	3.6	99,830	4.1	21.26	4/30/2015	NA
BenefitMall	NR / NR / NR	4,159	3.2	96,141	4.0	23.12	1/31/2016	1, 5-year option
Medrec, Inc.	NR / NR / NR	4,163	3.2	96,053	4.0	23.07	12/31/2013	NA
Christopher Bush	NR / NR / NR	4,500	3.4	88,320	3.6	19.63	5/31/2017	NA
HRC Medical(1)	NR / NR / NR	3,382	2.6	71,022	2.9	21.00	1/31/2017	NA
Physicians Mutual(2)	NR / NR / NR	3,408	2.6	67,308	2.8	19.75	5/31/2018	NA
Ten Largest Tenants		51,708	39.4%	$1,115,580	46.1%	$21.57
Remaining Tenants		65,981	50.3	1,306,592	53.9	19.80
Vacant		13,527	10.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		131,216	100.0%	$2,422,172	100.0%	$20.58

(1)	HRC Medical has a one-time termination option at the end of the 41st month of lease (January 2015) with 3 months written notice and a termination fee equal to 6 times the then monthly base rent.
(2)
Physicians Mutual has a one-time termination option at the end of either the 36th month of the lease (March 2016) or the 48th month of the lease (March 2017) with 4 months written notice, in either case, and a termination fee equal to all unamortized TI/LC.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

THE ATRIUM

The following table presents certain information relating to the lease rollover schedule at The Atrium Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,455	1.1%	1.1%	$0	0.0%	$0.00	2
2013	5,804	4.4	5.5%	122,909	5.1	21.18	4
2014	19,420	14.8	20.3%	395,138	16.3	20.35	12
2015	32,220	24.6	44.9%	681,994	28.2	21.17	21
2016	22,203	16.9	61.8%	462,100	19.1	20.81	10
2017	18,056	13.8	75.6%	359,153	14.8	19.89	8
2018	7,839	6.0	81.5%	160,436	6.6	20.47	4
2019	10,692	8.1	89.7%	240,443	9.9	22.49	2
2020	0	0.0	89.7%	0	0.0	0.00	0
2021	0	0.0	89.7%	0	0.0	0.00	0
2022	0	0.0	89.7%	0	0.0	0.00	0
2023	0	0.0	89.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	89.7%	0	0.0	0.00	0
Vacant	13,527	10.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	131,216	100.0%		$2,422,172	100.0%	$20.58	63

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at The Atrium Property:

Historical Leased %(1)
	2010	2011	2012	TTM 7/31/2013
Owned Space	90.0%	82.0%	76.0%	89.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Atrium Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 7/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,249,492	$2,129,904	$1,910,423	$2,200,219	$2,422,172	$18.46
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	280,685	2.14
Total Rent	$2,249,492	$2,129,904	$1,910,423	$2,200,219	$2,702,857	$20.60
Total Reimbursables	72,649	98,712	70,264	33,925	9,404	0.07
Other Income(3)	24,975	41,981	18,371	24,819	24,819	0.19
Less Vacancy & Credit Loss	0	0	0	0	(280,685)	(2.14)
Effective Gross Income	$2,347,116	$2,270,597	$1,999,058	$2,258,963	$2,456,395	$18.72

Total Operating Expenses	$1,260,128	$1,230,744	$1,133,101	$1,080,697	$1,130,783	8.62

Net Operating Income	$1,086,988	$1,039,852	$865,956	$1,178,266	$1,325,612	$10.10
TI/LC	0	0	0	0	141,312	1.08
Capital Expenditures	0	0	0	0	30,180	0.23
Net Cash Flow	$1,086,988	$1,039,852	$865,956	$1,178,266	$1,154,121	$8.80

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 10/1/2013 with rent steps through 11/30/2014.
(3)	Includes parking, late fees, and other income line items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

100 MERRICK ROAD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Rockville Centre, New York	Cut-off Date Principal Balance		$11,975,145
Property Type	Office	Cut-off Date Principal Balance per SF		$84.31
Size (SF)	142,041	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 8/2/2013	88.6%	Number of Related Mortgage Loans(1)		3
Owned Occupancy as of 8/2/2013	88.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1963, 1971 / 2010-2012	Mortgage Rate		4.3300%
Appraised Value	$18,200,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		60
		Borrower Sponsor(2)	Investcorp US Real Estate, LLC
Underwritten Revenues	$3,653,787
Underwritten Expenses	$2,088,673	Escrows
Underwritten Net Operating Income (NOI)	$1,565,114		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,341,608	Taxes	$163,809	$81,905
Cut-off Date LTV Ratio	65.8%	Insurance	$0	$0
Maturity Date LTV Ratio	65.8%	Replacement Reserves	$0	$2,367
DSCR Based on Underwritten NOI / NCF	2.98x / 2.55x	TI/LC	$300,000	$0
Debt Yield Based on Underwritten NOI / NCF	13.1% / 11.2%	Other(3)	$433,994	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,975,145	60.1%	Purchase Price	$17,197,639	86.2%
Principal’s New Cash Contribution	7,231,276	36.3	Other Uses	1,846,103	9.3
Other Sources	735,123	3.7	Reserves	897,803	4.5

Total Sources	$19,941,545	100.0%	Total Uses	$19,941,545	100.0%

(1)	Indirect owners of the borrowers are also indirect owners of the borrowers of the 666 Old Country Road and 114 Old Country Road Loans.
(2)	Investcorp US Real Estate, LLC is the guarantor of the non-recourse carveouts under the 100 Merrick Road Loan.
(3)	Other reserves represent a deferred maintenance reserve ($401,875) and an outstanding tenant obligations reserve ($32,119).

The following table presents certain information relating to the major tenants at the 100 Merrick Road Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Neurological Surgery	NR / NR / NR	11,148	7.8%	$390,677	10.8%	$35.04	12/31/2018	NA
Centris Group LLC	NR / NR / NR	9,923	7.0	285,286	7.9	28.75	12/31/2016	NA
Brinster & Bergman	NR / NR / NR	7,020	4.9	251,061	6.9	35.76	1/31/2019	NA
MBI Associates Inc.	NR / NR / NR	5,830	4.1	171,051	4.7	29.34	1/31/2017	NA
Kofler, Levenstein, RO	NR / NR / NR	4,785	3.4	157,705	4.4	32.96	5/31/2015	NA
Junction Abstract	NR / NR / NR	4,886	3.4	145,140	4.0	29.71	6/30/2017	NA
J.A. Faccibene	NR / NR / NR	4,190	2.9	131,337	3.6	31.35	6/30/2014	NA
Northeastern Security	NR / NR / NR	3,112	2.2	110,861	3.1	35.62	1/31/2016	NA
Concierge Choice Physi	NR / NR / NR	3,705	2.6	108,704	3.0	29.34	11/30/2015	NA
Rottenstein Law Group	NR / NR / NR	3,706	2.6	96,356	2.7	26.00	2/28/2019	1, 5-year option
Ten Largest Tenants		58,305	41.0%	$1,848,177	51.1%	$31.70
Remaining Tenants		58,912	41.5	1,770,752	48.9	30.06
Vacant		24,824	17.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		142,041	100.0%	$3,618,929	100.0%	$30.87

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

100 MERRICK ROAD

The following table presents the lease rollover schedule at the 100 Merrick Road Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,305	1.6%	1.6%	$60,059	1.7%	$26.06	2
2013	5,467	3.8	5.5%	173,022	4.8	31.65	4
2014	12,723	9.0	14.4%	396,041	10.9	31.13	7
2015	21,278	15.0	29.4%	666,529	18.4	31.32	11
2016	27,437	19.3	48.7%	825,613	22.8	30.09	11
2017	16,842	11.9	60.6%	473,986	13.1	28.14	6
2018	18,629	13.1	73.7%	612,974	16.9	32.90	4
2019	10,726	7.6	81.2%	347,416	9.6	32.39	2
2020	1,810	1.3	82.5%	63,291	1.7	34.97	1
2021	0	0.0	82.5%	0	0.0	0.00	0
2022	0	0.0	82.5%	0	0.0	0.00	0
2023	0	0.0	82.5%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	82.5%	0	0.0	0.00	0
Vacant	24,824	17.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	142,041	100.00%		$3,618,929	100.0%	$30.87	48

The following table presents certain information relating to historical leasing at the 100 Merrick Road Property:

Historical Leased %(1)
	2010	2011	2012	As of 8/2/2013
Owned Space	87.4%	87.8%	88.1%	88.6%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 100 Merrick Road Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 5/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$3,132,854	$3,223,089	$3,413,952	$3,490,487	$3,560,992	$25.07
Gross Up Vacancy	0	0	0	0	462,669	3.26
Contractual Rent Steps	0	0	0	0	57,938	0.41
Total Rent	$3,132,854	$3,223,089	$3,413,952	$3,490,487	$4,081,598	$28.74
Total Reimbursables	83,023	66,254	65,420	28,370	32,704	0.23
Other Income	60,982	50,946	49,351	43,619	43,619	0.31
Less Vacancy & Credit Loss	(33,229)	(12,767)	(11,453)	(4,251)	(504,135)	(3.55)
Effective Gross Income	$3,243,630	$3,327,522	$3,517,270	$3,558,225	$3,653,787	$25.72

Total Operating Expenses	$2,028,611	$2,099,620	$2,119,924	$1,881,113	$2,088,673	$14.70

Net Operating Income	$1,215,019	$1,227,902	$1,397,346	$1,677,112	$1,565,114	$11.02
TI/LC	0	0	0	0	195,098	1.37
Replacement Reserves	0	0	0	0	28,408	0.20
Net Cash Flow	$1,215,019	$1,227,902	$1,397,346	$1,677,112	$1,341,608	$9.45

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TOWN CENTER AT TWIN HICKORY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Glen Allen, Virginia	Cut-off Date Principal Balance		$11,360,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$172.28
Size (SF)	65,939	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 9/10/2013	97.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/10/2013	97.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001, 2006 / NAP	Mortgage Rate		5.1600%
Appraised Value	$16,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor(1)	Daniel Katz and Paul Sub
Underwritten Revenues	$1,633,338
Underwritten Expenses	$419,962	Escrows
Underwritten Net Operating Income (NOI)	$1,213,377		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,170,516	Taxes	$0	$9,916
Cut-off Date LTV Ratio	68.8%	Insurance	$0	$0
Maturity Date LTV Ratio	59.8%	Replacement Reserves	$0	$825
DSCR Based on Underwritten NOI / NCF	1.63x / 1.57x	TI/LC(2)	$0	$2,750
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.3%	Other(3)	$41,520	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,360,000	69.0%	Purchase Price	$16,000,000	97.2%
Principal’s New Cash Contribution	5,102,133	31.0	Closing Costs	420,613	2.6
			Reserves	41,520	0.3

Total Sources	$16,462,133	100.0%	Total Uses	$16,462,133	100.0%

(1)	Daniel Katz and Paul Sub are the guarantors of the non-recourse carveouts under the Town Center at Twin Hickory Loan.
(2)	The TI/LC reserve is capped at $100,000.
(3)	Other upfront reserve represents a deferred maintenance reserve.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Town Center at Twin Hickory Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Food Lion	NR / Baa3 / NR	38,000	57.6%	Yes	$656,712	$17.28	3/1/2021	$374	4.6%	4, 5-year options
Total Anchors		38,000	57.6%

Occupied In-line		26,339	39.9%		$970,692	$36.85
Occupied Outparcel/Other		0	0.0%		$0	$0.00
Vacant Spaces		1,600	2.4%		$0	$0.00
Total Owned SF		65,939	100.0%
Total SF		65,939	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Food Lion sales are as of 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TOWN CENTER AT TWIN HICKORY

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Town Center at Twin Hickory Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Food Lion	NR / Baa3 / NR	38,000	57.6%	$440,572	34.9%	$11.59	3/1/2021	$374	4.6%	4, 5-year options
Home Team Grill	NR / NR / NR	4,200	6.4	126,000	10.0	30.00	10/22/2022	$294	12.1%	2, 5-year options
Rico’s Mexican Grill	NR / NR / NR	2,500	3.8	72,500	5.7	29.00	7/31/2018	$166	20.9%	NA
Nonna’s Pizzeria	NR / NR / NR	2,028	3.1	72,196	5.7	35.60	6/30/2016	$385	10.7%	NA
Samurai Sushi	NR / NR / NR	2,000	3.0	69,080	5.5	34.54	5/31/2016	$285	14.1%	NA
Chen’s Chinese Restaurant	NR / NR / NR	2,400	3.6	61,592	4.9	25.66	4/30/2016	$661	4.7%	NA
Cheeburger, Cheeburger	NR / NR / NR	1,668	2.5	52,542	4.2	31.50	9/30/2016	$411	9.0%	NA
Starbucks	A- / Baa2 / A-	1,500	2.3	52,500	4.2	35.00	4/30/2016	NA	NA	2, 5-year options
Luxury Nails and Spa	NR / NR / NR	1,540	2.3	51,590	4.1	33.50	10/31/2016	$354	11.1%	NA
Tropical Smoothie Café	NR / NR / NR	1,471	2.2	50,646	4.0	34.43	5/31/2016	NA	NA	NA
Ten Largest Owned Tenants		57,307	86.9%	$1,049,218	83.1%	$18.31
Remaining Owned Tenants		7,032	10.7	213,522	16.9	30.36
Vacant Spaces (Owned Space)		1,600	2.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		65,939	100.0%	$1,262,740	100.0%	$19.63

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2012.

The following table presents certain information relating to the lease rollover schedule at the Town Center at Twin Hickory Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	1,532	2.3	2.3%	44,367	3.5	28.96	1
2015	1,200	1.8	4.1%	33,372	2.6	27.81	1
2016	14,107	21.4	25.5%	454,434	36.0	32.21	8
2017	1,200	1.8	27.4%	44,184	3.5	36.82	1
2018	4,100	6.2	33.6%	119,812	9.5	29.22	2
2019	0	0.0	33.6%	0	0.0	0.00	0
2020	0	0.0	33.6%	0	0.0	0.00	0
2021	38,000	57.6	91.2%	440,572	34.9	11.59	1
2022	4,200	6.4	97.6%	126,000	10.0	30.00	1
2023	0	0.0	97.6%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	97.6%	0	0.0	0.00	0
Vacant	1,600	2.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	65,939	100.0%		$1,262,740	100.0%	$19.63	15

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Town Center at Twin Hickory Property:

Historical Leased %(1)
	2010	2011	2012	As of 9/10/2013
Owned Space	97.7%	98.2%	95.8%	97.6%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TOWN CENTER AT TWIN HICKORY

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Town Center at Twin Hickory Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 7/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$1,093,823	$1,199,630	$1,208,489	$1,190,129	$1,261,450	$19.13
Overage Rent	36,495	21,898	20,892	30,576	30,576	0.46
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	50,890	0.77
Total Rent	$1,130,318	$1,221,528	$1,229,381	$1,220,705	$1,342,916	$20.37
Total Reimbursables	368,909	332,108	352,631	365,953	365,953	5.55
Other Income(2)	28,466	16,490	13,121	10,434	10,434	0.16
Vacancy & Credit Loss	0	0	0	0	(85,965)	(1.30)
Effective Gross Income	$1,527,693	$1,570,126	$1,595,133	$1,597,092	$1,633,338	$24.77

Total Operating Expenses	$445,407	$368,296	$405,667	$421,918	$419,962	$6.37

Net Operating Income	$1,082,286	$1,201,830	$1,189,466	$1,175,174	$1,213,377	$18.40
TI/LC	0	0	0	0	32,970	0.50
Capital Expenditures	0	0	0	0	9,891	0.15
Net Cash Flow	$1,082,286	$1,201,830	$1,189,466	$1,175,174	$1,170,516	$17.75

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income consist of late fees and miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

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In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

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The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

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An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

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The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

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The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

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Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

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Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

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The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsor or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) will replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the originators, sponsors, the depositor, the issuing entity or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

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Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule”, to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, subject to certain conformance periods.  Implementing rules under Section 619 have been proposed but not yet adopted.  The Volcker Rule and the regulations adopted thereunder may restrict certain purchases or sales of securities generally (including commercial mortgage backed securities) and derivatives by banking entities if conducted on a proprietary trading business.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related whole loan) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, solely in the case of Starwood Mortgage Funding I LLC, a sponsor, Starwood Mortgage Capital LLC, an originator, will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity or anticipated repayment date.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

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In the event of the insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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An opinion of counsel will be rendered on the closing date to the effect that the transfer of the applicable mortgage loans by the mortgage loan sellers to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan sellers. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company and The Bancorp Bank), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

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Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  The Bancorp Bank is a Delaware state-chartered bank, the deposits of which are insured by the FDIC. If GS Bank or The Bancorp Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank or The Bancorp Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   Neither the transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor nor the transfer of the applicable mortgage loans by The Bancorp Bank to the depositor will qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the closing date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

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Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, the Holder of the Companion Loan, the COMM 2013-CCRE12 Controlling Class Representative or the Holder of a Mezzanine Loan

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the controlling class representative under the COMM 2013-CCRE12 pooling and servicing agreement or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the controlling class representative under the COMM 2013-CCRE12 pooling and servicing agreement or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets RealtyCorp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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